As filed with the Securities and Exchange Commission on May 1, 2001 Registration No. 333-80825

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                       POST-EFFECTIVE AMENDMENT NO. 6 TO
                                   FORM S-6

                  FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2

                    PACIFIC SELECT EXEC SEPARATE ACCOUNT OF
                        PACIFIC LIFE & ANNUITY COMPANY
                          (Exact Name of Registrant)

                        PACIFIC LIFE & ANNUITY COMPANY
                              (Name of Depositor)

                           700 Newport Center Drive
                                 P.O. Box 9000
                        Newport Beach, California  92660
              (Address of Depositor's Principal Executive Office)

                                 (949)219-3743
              (Depositor's Telephone Number, including Area Code)

                                Diane N. Ledger
                                Vice President
                        Pacific Life Insurance Company
                           700 Newport Center Drive
                                 P.O. Box 9000
                        Newport Beach, California 92660
              (Name and Address of Agent for Service of Process)

                                  Copies to:

                            Jeffrey S. Puretz, Esq.
                                    Dechert
                             1775 Eye Street, N.W.
                         Washington, D.C.  20006-2401

It is proposed that this filing will become effective on May 1, 2001 pursuant to paragraph (b) of Rule 485.

Title of securities being registered: interests in the Separate Account under Pacific Select Exec II-NY Flexible Premium Variable Life Insurance Policies.

Filing fee: None

Pacific Select Exec Separate Account of Pacific
Life & Annuity Company

CROSS-REFERENCE SHEET

Pursuant to Rule 404(c) of Regulation C under the Securities Act of 1933

(Form N-8B-2 Items required by Instruction as to the Prospectus in Form S-6)

Form N-8B-2                                                  Form S-6
Item Number                                            Heading in Prospectus
1.  (a)  Name of trust...............................  Prospectus front cover

    (b)  Title of securities issued..................  Prospectus front cover

2.  Name and address of each depositor...............  Prospectus front cover; Back Cover

3.  Name and address of trustee......................  N/A

4.  Name and address of each principal underwriter...  About PL&A

5.  State of organization of trust...................  Pacific Select Exec Separate
                                                       Account

6.  Execution and termination of trust agreement.....  Pacific Select Exec Separate
                                                       Account

7.  Changes of name..................................  N/A

8.  Fiscal year......................................  N/A

9.  Material Litigation..............................  N/A

II. General Description of the Trust and Securities of the Trust

10. (a)  Registered or bearer securities.............  Pacific Select Exec II-NY basics; The death benefit

    (b)  Cumulative or distributive



securities................................   Pacific Select Exec II-NY basics; The death benefit

    (c)  Withdrawal or redemption.........   Withdrawals, surrenders and loans

    (d)  Conversion, transfer, etc........   Withdrawals, surrenders and loans

    (e)  Periodic payment plan............   N/A

    (f)  Voting rights....................   Voting Rights

    (g)  Notice to security holders.......   Reports we'll send you

    (h)  Consents required................   Voting Rights

    (i)  Other provisions.................   N/A

11. Type of securities comprising
    units.................................   Pacific Select Exec II-NY basics

12. Certain information regarding
    periodic payment plan certificates....   N/A

13. (a) Load, fees, expenses, etc.........   Deductions from your premiums; Surrendering your policy

(b) Certain information regarding
    periodic payment plan certificates....   N/A

(c) Certain percentages...................   Deductions from your premiums; Surrendering your policy

(d) Difference in price...................   N/A

(e) Certain other fees, etc...............   Deductions from your premiums; Surrendering your policy

(f) Certain other profits or
    benefits..............................   The death benefit; Your policy's accumulated value

(g) Ratio of annual charges to
    income................................   N/A

14. Issuance of trust's securities........   Pacific Select Exec II-NY basics


15. Receipt and handling of payments
    From purchasers.....................    How premiums work

16. Acquisition and disposition of          Your policy's accumulated
    underlying securities...............    value: Your investment
                                            options

17. Withdrawal or redemption............    Withdrawals, surrenders
                                            and loans

18. (a) Receipt, custody and disposition
        of income.......................    Your policy's accumulated
                                            value

    (b) Reinvestment of distributions...    N/A

    (c) Reserves or special funds.......    N/A

    (d) Schedule of distributions.......    N/A

19. Records, accounts and reports.......    Statements and
                                            Reports

20. Certain miscellaneous provisions
    of trust agreement:

    (a) Amendment.......................    N/A

    (b) Termination.....................    N/A

    (c) and (d) Trustees, removal and
        successor.......................    N/A

    (e) and (f) Depositors, removal
        and successor...................    N/A

21. Loans to security holders...........    Withdrawals,
                                            surrenders and loans

22. Limitations on liability............    N/A

23. Bonding arrangements................    N/A

24. Other material provisions of
    trust agreement.....................    N/A


III. Organizations, Personnel and Affiliated Persons of Depositor

25.  Organization of depositor......................................................   About PL&A

26.  Fees received by depositor.....................................................   See Items 13(a) and 13(e)

27.  Business of depositor..........................................................   About PL&A

28.  Certain information as to officials and affiliated persons of depositor........   About PL&A

29.  Voting securities of depositor.................................................   N/A

30.  Persons controlling depositor..................................................   N/A

31.  Payments by depositor for certain services rendered to trust...................   N/A

32.  Payments by depositor for certain other services rendered to trust.............   N/A

33.  Remuneration of employees of depositor for certain services rendered to trust..   N/A

34.  Remuneration of other persons for certain services rendered to trust...........   N/A

IV.  Distribution and Redemption of Securities

35.  Distribution of trust's securities by states...................................   N/A

36.  Suspension of sales of trust's securities......................................   N/A

37.  Revocation of authority to distribute..........................................   N/A

38.  (a)  Method of distribution..........................................  How policies are distributed

     (b)  Underwriting agreements.........................................  How policies are distributed

     (c)  Selling agreements..............................................  How policies are distributed

39.  (a)  Organization of principal underwriters..........................  How policies are distributed

     (b)  N.A.S.D. membership of principal underwriters...................  How policies are distributed

40.  Certain fees received by principal underwriters......................  How policies are distributed

41.  (a)  Business of each principal underwriter..........................  How policies are distributed

     (b)  Branch offices of each principal underwriter....................  N/A

     (c)  Salesmen of each principal underwriter..........................  N/A

42.  Ownership of trust's securities by certain persons...................  N/A

43.  Certain brokerage commissions received by principal underwriters.....  N/A

44.  (a)  Method of valuation.............................................  Your policy's accumulated value

     (b)  Schedule as to offering price...................................  How premiums work

     (c)  Variation in offering price to certain persons..................  Monthly deductions

45.  Suspension of redemption rights......................................  Timing of payments, forms, and requests


46.  (a)  Redemption valuation...................................................    Withdrawals, surrenders and loans

     (b)  Schedule as to redemption price........................................    Withdrawals, surrenders and loans

47.  Maintenance of position in underlying securities............................    Your investment options

V.   Information Concerning the Trustee or Custodian

48.  Organization and regulation of trustee......................................    N/A

49.  Fees and expenses of trustees...............................................    N/A

50.  Trustee's lien..............................................................    N/A

VI.  Information Concerning Insurance of Holders of Securities

51.  Insurance of holders of trust's securities..................................    The death benefit

VII. Policy of Registrant

52.  (a)  Provisions of trust agreement with respect to selection
          or elimination of under lying securities...............................    How our accounts work

     (b)  Transactions involving elimination of underlying securities............    How our accounts work

     (c)  Policy regarding substitution or elimination of underlying securities..    How our accounts work

     (d)  Fundamental policy not otherwise covered...............................    N/A

53.  Tax status of trust.........................................................    Variable life insurance and your taxes

VIII. Financial and Statistical Information

54.  Trust's securities during last ten years..........  N/A

55.  N/A

56.  Certain information regarding periodic payment
     plan certificates.................................  N/A

57.  N/A

58.  N/A

59.  Financial statements (Instruction 1(c) of
     "Instructions as to the Prospectus" of Form S-6)..  Financial Statements


PACIFIC SELECT
EXEC II - NY
                       PROSPECTUS MAY 1, 2001


                       Pacific Select Exec II - NY is a flexible premium variable life insurance policy issued by Pacific Life & Annuity Company.


This policy is not     This prospectus provides information that you should
available in all       know before buying a policy. It's accompanied by a
states. This           current prospectus for the Pacific Select Fund, a fund
prospectus is not      that provides the underlying portfolios for the
an offer in any        variable investment options offered under the policy.
state or               Please read these prospectuses carefully and keep them
jurisdiction where     for future reference.
we're not legally
permitted to offer
the policy.            Here's a list of all of the investment options
                       available under your policy:
The policy is
described in
detail in this         VARIABLE INVESTMENT OPTIONS
prospectus. The
Pacific Select         Blue Chip                 Growth LT
Fund is described
in its prospectus      Aggressive Growth         Focused 30
and in its
Statement of           Aggressive Equity         Mid-Cap Value
Additional
Information (SAI).     Emerging Markets          International Value
No one has the
right to describe      Diversified Research      Capital Opportunities
the policy or the
Pacific Select         Small-Cap Equity          Mid-Cap Growth
Fund any
differently than       International Large-Cap   Global Growth
they have been
described in these     Equity                    Equity Index
documents.
                       I-Net Tollkeeper (SM)     Small-Cap Index
You should be
aware that the         Financial Services        REIT
Securities and
Exchange               Health Sciences           Inflation Managed
Commission (SEC)                                  (formerly called
has not reviewed       Technology                 "Government Securities")
the policy for its
investment merit,      Telecommunications        Managed Bond
and does not
guarantee that the     Multi-Strategy            Money Market
information in
this prospectus is     Equity Income             High Yield Bond
accurate or
complete. It's a       Strategic Value           Large-Cap Value
criminal offense
to say otherwise.      FIXED OPTIONS

                       Fixed Account

                       Fixed LT Account

YOUR GUIDE TO THIS PROSPECTUS

An overview of Pacific Select Exec II - NY                           4
----------------------------------------------------------------------
Pacific Select Exec II - NY basics                                  12
Owners, person insured by the policy, and beneficiaries             13
Policy date, monthly payment date, policy anniversary date          14
Statements and reports we'll send you                               15
Your right to cancel                                                15
Timing of payments, forms and requests                              16
Telephone and electronic transactions                               17
----------------------------------------------------------------------
The death benefit                                                   18
Choosing your death benefit option                                  18
Choosing a death benefit qualification test                         19
Comparing the death benefit options                                 20
When we pay the death benefit                                       22
Changing your death benefit option                                  22
Changing the face amount                                            23
Optional riders                                                     24
----------------------------------------------------------------------
How premiums work                                                   26
Planned periodic premium payments                                   26
Deductions from your premiums                                       27
Allocating your premiums                                            27
Limits on the premium payments you can make                         28
----------------------------------------------------------------------
Your policy's accumulated value                                     29
Calculating your policy's accumulated value                         29
Monthly deductions                                                  29
Lapsing and reinstatement                                           32
----------------------------------------------------------------------
Your investment options                                             34
Variable investment options                                         34
Fixed options                                                       39
Transferring among investment options                               39
Transfer programs                                                   40
----------------------------------------------------------------------
Withdrawals, surrenders and loans                                   42
Making withdrawals                                                  42
Taking out a loan                                                   43
Ways to use your policy's loan and withdrawal features              44
Surrendering your policy                                            45
Benefits at Maturity                                                46
----------------------------------------------------------------------
General information about your policy                               47
----------------------------------------------------------------------
Variable life insurance and your taxes                              50
----------------------------------------------------------------------
About PL&A                                                          54
----------------------------------------------------------------------
Appendices                                                          84
Appendix A: Rates per $1,000 of initial face amount                 84
Appendix B: Death benefit percentages                               85
----------------------------------------------------------------------
Where to go for more information                            back cover

                       Terms used in this prospectus
                       We've tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We've identified some of these below and the pages where you'll find an explanation of what they mean.

                       If you have any questions, please ask your registered representative or call us at 1-888-595-6997.

                             Accumulated value                 29       Joint owners                      13
                             Accumulation units                37       Lapse                             32
                             Age                               13       Loan account                      43
In this prospectus,          Allocation                        27       Maturity date                     13
you and your mean            Assignment                        49       Modified endowment contract       52
the policyholder or          Beneficiary                       14       Monthly payment date              14
owner. PL&A, we, us          Business day                      16       Net amount at risk                19
and our refer to             Cash surrender value              45       Net cash surrender value          45
Pacific Life &               Cash value accumulation test      19       Net premium                       26
Annuity Company.             Contingent beneficiary            14       Net single premium                19
The fund refers to           Cost of insurance rate            29       Outstanding loan amount           43
Pacific Select               Death benefit                     18       Planned periodic premium          26
Fund. Policy means           Death benefit percentage          19       Policy anniversary                14
a Pacific Select             Death benefit qualification test  19       Policy date                       14
Exec II - NY                 Face amount                       18       Policy year                       14
variable life                Fixed account                     39       Portfolio                         34
insurance policy,            Fixed LT account                  39       Proper form                       16
unless we state              Fixed options                     39       Reinstatement                     33
otherwise. Pacific           General account                   55       Riders                            24
Life and the                 Guideline minimum death benefit   19       Separate account                  55
administrator mean           Guideline premium limit           28       Seven-pay limit                   52
Pacific Life                 Guideline premium test            19       Tax code                          50
Insurance Company.           Illustration                      15       Unit value                        37
                             In force                          12       Variable account                  34
                             Income benefit                    47       Variable investment option        34

     AN OVERVIEW OF PACIFIC SELECT EXEC II - NY

                       This overview tells you some key things you should know about your policy. It's designed as a summary only-- please read the entire prospectus and your policy for more detailed information.

                       Some states have different rules about how life insurance policies are described or administered. The terms of your policy, or of any endorsement or rider, prevail over what's in this prospectus.

                      ---------------------------------------------------------
Pacific Select Exec    Pacific Select Exec II - NY is a flexible premium
II - NY basics         variable life insurance policy.

This policy may be     . Flexible premium means you can vary the amount and
appropriate if you       frequency of your premium payments.
want to provide a
death benefit for      . Variable means the policy's value depends on the
family members or        performance of the investment options you choose.
others or to help
meet other long-       . Life insurance means the policy provides a death
term financial           benefit to the beneficiary you choose.
objectives. It may
not be the right
kind of policy if      In addition to providing a death benefit that is
you plan to            generally free of federal income tax, any growth in
withdraw money for     your policy's accumulated value is tax-deferred. You
short-term needs.      can choose from 31 variable investment options, each of
                       which invests in a corresponding portfolio of the
Please discuss your    Pacific Select Fund, and two fixed options, both of
insurance needs and    which provide a guaranteed minimum rate of interest.
financial
objectives with
your registered
representative.        You may choose to allocate net premiums and accumulated
                       value to no more than 20 investment options at any one
You'll find more       time.
about the basics of
Pacific Select Exec    When the person insured by this policy reaches age 100,
II - NY starting on    the policy will mature. We'll pay you the policy's net
page 12.               cash surrender value on the maturity date if the person
                       insured by the policy is still living.

                       Pacific Select Exec II - NY is designed for long-term financial planning. Please take some time to read the information in this prospectus before you decide if this life insurance policy meets your insurance needs and financial objectives.

                       Your right to cancel
                       During the free look period, you have the right to cancel your policy and return it to us or your registered representative for a refund. We'll refund the amount of your premium payments. We'll hold the net premiums in the Money Market investment option until the free look transfer date.

                      ---------------------------------------------------------
The death benefit      You can choose one of three death benefit options
                       depending on what is more important to you: a larger
Your policy            death benefit or building the accumulated value of your
provides a death       policy.
benefit for your
beneficiary after      The death benefit will always be the greater of the
the person insured     death benefit under the option you choose or the
by the policy has      guideline minimum death benefit.
died, as long as
your policy is in      This policy offers two ways to calculate the guideline
force.                 minimum death benefit: the cash value accumulation test
                       and the guideline premium test. These are called death
You'll find more       benefit qualification tests. The test you choose will
about the death        generally depend on the amount of premiums you want to
benefit starting on    pay. In general, you should choose the cash value
page 18.               accumulation test if you do not want to limit the
                       amount of premiums you can pay into your policy.

                       You cannot change your death benefit qualification test. But you can change your death benefit option and increase or decrease your policy's face amount (with certain restrictions) while your policy is in force. Any of these changes may affect your policy charges.

                       Optional riders
                       There are seven optional riders that provide extra benefits, some at additional cost.

                      ---------------------------------------------------------
How premiums work      Deductions from your premiums
                       We deduct a premium load from each premium payment you
Your policy gives      make. The premium load is made up of a sales load, a
you the flexibility    state and local tax charge, and a federal tax charge.
to choose the
amount and             Limits on the premium payments you can make
frequency of your      Federal tax law puts limits on the premium payments you
premium payments       can make in relation to your policy's death benefit. We
within certain         may refuse all or part of a premium payment you make,
limits. Each           or remove all or part of a premium from your policy and
premium payment        return it to you under certain circumstances.
must be at least
$50.

You'll find more
about how premiums
work starting on
page 26.

                      ---------------------------------------------------------
Your policy's          Accumulated value is the value of your policy on any
accumulated value      business day. It is not guaranteed - it depends on the
                       performance of the investment options you've chosen,
Accumulated value      the premium payments you've made, policy charges, and
is used as the         how much you've borrowed or withdrawn from the policy.
basis for
determining policy     Monthly deductions
benefits and           We deduct a monthly charge from your policy's
charges. If there      accumulated value on each monthly payment date. The
is not enough          charge is made up of cost of insurance, an
accumulated value      administrative charge, and a mortality and expense risk
to cover policy        charge. If you add any riders, we'll add any charges
charges, your          for them to your monthly charge.
policy could lapse.
                       Lapsing and reinstatement
You'll find more       If there is not enough accumulated value to cover the
about accumulated      monthly charge on the day we make the deduction, your
value starting on      policy may lapse - which means you'll no longer have
page 29.               any insurance coverage. If your policy is in danger of
                       lapsing, we'll give you a grace period of 61 days to pay the required premium. If your policy lapses at the end of the grace period, you have five years from the day it lapses to apply for a reinstatement. You cannot reinstate your policy after its maturity date.

     AN OVERVIEW OF PACIFIC SELECT EXEC II - NY

                      ---------------------------------------------------------
Your investment
options                You can choose from 31 variable investment options,
                       each of which invests in a corresponding portfolio of
The investment         the Pacific Select Fund. Pacific Life is the investment
options you choose     adviser for the Pacific Select Fund. It oversees the
will affect your       management of all the fund's portfolios and manages two
policy's               of the portfolios directly. It has retained other
accumulated value,     portfolio managers to manage the other portfolios. The
and may affect the     value of each portfolio will fluctuate with the value
death benefit.         of the investments it holds, and returns are not
                       guaranteed.

Your policy's          You can also choose from two fixed options, the Fixed
accumulated value      account and the Fixed LT account, both of which provide
may be allocated to    a guaranteed minimum annual interest rate of 3% during
up to 20 investment    the first 10 policy years, and 3.3% thereafter. We may
options at any one     offer a higher interest rate. If we do, we'll guarantee
time.                  that rate for one year.

Please review the      We allocate your premium payments and accumulated value
investment options     to the investment options you choose. Your policy's
carefully and ask      accumulated value will fluctuate depending on the
your registered        investment options you've chosen. You bear the
representative to      investment risk of any variable investment options you
help you choose the    choose.
right ones for your
goals and risk         We'll hold your premium payments in the Money Market
tolerance.             investment option until the free look transfer date.
                       Please turn to Your right to cancel for details.
You'll find more
about the
investment options
starting on page
34.

                       Transferring among investment options
You'll find out        You can transfer among the investment options during
more about our         the life of your policy without paying any current
automatic transfer     income tax. There is currently no charge for transfers.
programs starting
on page 40.            You can make as many transfers as you like between
                       variable investment options. You can also make automatic transfers from one variable investment option to another using our dollar cost averaging or portfolio rebalancing programs. These programs are not available for the fixed options.

                       You can only make one transfer from each fixed option in any 12-month period. For the Fixed account, each transfer may be no more than $5,000 or 25% of the accumulated value in the Fixed account, whichever is greater. For the Fixed LT account, each transfer may be no more than $5,000 or 10% of the accumulated value in the Fixed LT account, whichever is greater. You can only transfer to the Fixed LT account in the policy month right before each policy anniversary.

                       You can also make automatic transfers from the Fixed account to other investment options during the first policy year using our first year transfer program.

                      ---------------------------------------------------------
Withdrawals,           You can take out all or part of your policy's
surrenders and         accumulated value while your policy is in force by
loans                  making withdrawals or surrendering your policy. You can
                       take out a loan from us using your policy as security.
Making a               You can also use your policy's loan and withdrawal
withdrawal, taking     features to supplement your income, for example, during
out a loan or          retirement.
surrendering your
policy can change      Making withdrawals
your policy's tax      You can withdraw part of your policy's net cash
status, generate       surrender value starting on your policy's first
taxable income, or     anniversary. This reduces your policy's accumulated
make your policy       value and could affect the face amount and death
more susceptible to    benefit.
lapsing. Be sure to
plan carefully
before using these
policy benefits.

You'll find more
about withdrawals,
surrenders and
loans starting on
page 42.

                       Taking out a loan
                       You can take out a loan from us using your policy's accumulated value as security. You pay interest at an annual rate of 3.55% on the amount you borrow. The accumulated value used to secure your loan is set aside in a loan account, where it earns interest at an annual rate of 3% during the first 10 policy years, and 3.3% thereafter.

                       The amount in the loan account is not available to help pay for any policy charges. Taking out a loan affects the accumulated value of your policy because the amount set aside in the loan account misses out on the potential earnings available through the investment options.

                       Surrendering your policy
                       You can surrender or cash in your policy for its net cash surrender value while the person insured by the policy is still living. If you surrender your policy during the first 10 policy years, we'll apply a surrender charge. If you increase your policy's face amount and surrender your policy during the first 10 years after the increase, we'll apply a surrender charge to the amount of the increase.

                      ---------------------------------------------------------
Variable life          Your beneficiary generally will not have to pay federal
insurance and your     income tax on death benefit proceeds. You'll also
taxes                  generally not be taxed on any or all of your policy's
                       accumulated value unless you receive a cash
                       distribution by making a withdrawal or surrendering
There are tax          your policy.
issues to consider
when you own a life    If your policy is a modified endowment contract, all
insurance policy.      distributions you receive during the life of the policy
These are described    may be subject to tax and a 10% penalty.
in detail starting
on page 50.

                      ---------------------------------------------------------
About PL&A             PL&A is a life insurance company based in Arizona. We
                       issue the policies. Pacific Select Distributors, Inc.,
When you buy a life    our affiliate, is the distributor of the policies.
insurance policy,
you're relying on      How our accounts work
the insurance          We put your premium payments in our general and
company that issues    separate accounts. We own the assets in our accounts
it to be able to       and make the allocations to the investment options
meet its financial     you've chosen.
obligations to you.
                       Amounts allocated to the fixed options are held in our
                       general account. Our general account includes all of
You'll find more       our assets, except for those held in our separate
about PL&A, and our    accounts. Our ability to meet our obligations under the
strength as a          policy is backed by our strength as an insurance
company, starting      company.
on page 54.

We may use any         Amounts allocated to the variable investment options
profit derived from    are held in our separate account. The assets in this
any charges under      account are kept separate from the assets in our
the policy for any     general account and our other separate accounts, and
lawful purpose,        are protected from our general creditors.
including our
distribution and
administrative
expenses.

AN OVERVIEW OF PACIFIC SELECT EXEC II - NY

                                            This section of the overview explains the fees and expenses associated with your
                                            Pacific Select Exec II - NY policy.

                                            ---------------------------------------------------------------------------------------

Understanding policy expenses and                    --------------------
cash flow                                               Your premium
                                                        You make a
The chart to the right illustrates how cash             premium
normally flows through a Pacific Select                 payment             --------------------------------------
Exec II - NY policy.                                                                                                     v
                                                     --------------------                                         ------------------
The dark shaded boxes show the fees and                                                                              We deduct a
expenses you pay directly or indirectly                                                                              premium load
under your policy. These are explained in            --------------------
the pages that follow.                                  Net premium
                                                        We allocate the                                           ------------------
We'll hold your net premium payments in the             net premium to
Money Market investment option until the                the investment             ---------------------------
free look transfer date. Please turn to                 options you
Your right to cancel for details.                       choose
                                                     --------------------

                                                      v                    v
                                            -------------------   ---------------------  -------------------  ----------------------
                                              Fixed options         Variable              Pacific select        The fund
                                              We hold               investment            Fund                  deducts advisory
                                              amounts you           options                                     fees and other
                                              allocate to these                    ----   The variable          fund expenses from
                                              options in our        We hold               investment            the portfolios
                                              general account       amounts you           options invest
                                                                    allocate to these     in the fund's
                                                                    options in our        portfolios
                                                                    separate account
                                            -------------------   ---------------------  -------------------  ----------------------

                                                                                                              ----------------------
                                                                                                                We deduct:
                                                                                                                . cost of
                                                                                                                  insurance
                                                                                                                . administrative
                                                                                    We make monthly deductions    charge
                                                                                    --------------------------  . mortality and
                                                                                                                  expense risk
                                                                                                                  charge
                                                                                                                . rider charges
                                                                           v
                                            -------------------   ---------------------  -------------------  ----------------------
                                                                                                              ----------------------
                                              Loan account          Accumulated                                  We deduct a
                                              Accumulated           value             If you make a withdrawal   withdrawal charge
                                              value set aside   ---                   ------------------------
                                              to secure a           The total value
                                              policy loan           of your policy
                                            -------------------   ---------------------                       ----------------------

                                                                                                              ----------------------
                                                                                                                 We deduct a
                                                                                                                 surrender charge
                                                                                                                 . during the first
                                                                                  If you surrender your policy     10 policy years
                                                                                  ----------------------------   . during the first
                                                                                                                   10 years after
                                                                                                                   you increase the
                                                                                                                   face amount
                                                                                                              ----------------------

                      ---------------------------------------------------------
Deductions from        We deduct a premium load from each premium payment you
your premiums          make. The load is made up of three charges:

The premium load is    Sales load - 2.5% of each premium payment.
explained in more
detail on page 27.     State and local tax charge - 2.35% of each premium
                       payment.

                       Federal tax charge - 1.50% of each premium payment.

                      ---------------------------------------------------------
Deductions from        We deduct a monthly charge from your policy's
your policy's          accumulated value in the investment options on each
accumulated value      monthly payment date. This charge is made up of three
                       charges:
The monthly charge
is explained in        Cost of insurance - We deduct a cost of insurance
more detail            charge based on the cost of insurance rate for your
starting on page       policy's initial face amount and for each increase you
29.                    make to the face amount. We calculate this charge by
                       multiplying the current cost of insurance rate by a
An example             discounted net amount at risk at the beginning of each
                       policy month.
For a policy that
insures a male non-    Administrative charge - We deduct a charge of $7.50 a
smoker who is age      month.
45 when the policy
is issued, with:       Mortality and expense risk charge - The mortality and
                       expense risk charge varies depending on your policy's
 . a face amount of     face amount, the age of the person insured by the
  $350,000             policy, and accumulated value. We deduct a charge based
                       on your policy's initial face amount and on each
 . accumulated value    increase to the face amount. The charge is made up of
  of $30,000 in the    two separate charges:
  variable options.
                       . The M&E risk face amount charge, which we deduct
The monthly charge       every month during the first 10 policy years at a
for the M&E risk         rate that is based on the age of the person insured
face amount charge       by the policy on the policy date and each $1,000 of
is:                      the initial face amount of your policy. If you
                         increase your policy's face amount, the charge for
 . $44.45 (($350,000      the amount of the increase is based on the age of the
  / 1,000) X 0.127)      person insured by the policy on the day of the
                         increase.
The monthly charge
for the M&E risk       . The M&E risk asset charge, which we deduct every
asset charge is          month of policy years 1 through 10 at an annual rate
$17.09 in policy         of:
years 1 through 10
(($25,000 X             . 0.75% (0.0625% monthly), of the first $25,000 of your
0.0625%) plus             policy's accumulated value in the variable investment
($5,000 X                 options, plus
0.0292%)).
                        . 0.35% (0.0292% monthly), of the accumulated value in
The monthly charge        the investment options that exceeds $25,000
for the M&E risk
asset charge is         and which we deduct every month of policy years 11 and
$9.58 in policy         thereafter at an annual rate of:
year 11 and
thereafter              . 0.45% (0.0375% monthly), of the first $25,000 of your
(($25,000 X               policy's accumulated value in the variable investment
0.0375%) plus             options, plus
($5,000 X
0.0042%)).              . 0.05% (0.0042% monthly) of the accumulated value in
                          the variable investment options that exceeds $25,000.
Sample rates for
the M&E risk face      For the purposes of this charge, accumulated value is
amount charge          calculated on the monthly payment date before we deduct
appear in Appendix     the monthly charge, but after we deduct any outstanding
A.                     loan amount or allocate any new net premiums,
                       withdrawals or loans.

                       Riders - If you add any riders to your policy, we add any charges for them to your monthly charge.

AN OVERVIEW OF PACIFIC SELECT EXEC II - NY

                      ---------------------------------------------------------
Withdrawal and         You can withdraw part of your policy's net cash
surrender charges      surrender value at any time starting on your policy's
                       first anniversary. There is a $25 charge for each
                       withdrawal you make. We deduct this charge
Withdrawal and         proportionately from all of your investment options.
surrender charges
are explained in       If you surrender or cash in your policy during the
more detail on         first 10 years of owning the policy, we'll deduct a
pages 42 and 45.       surrender charge. If you increase your policy's face
                       amount and surrender your policy during the first 10
                       years after the increase, we'll apply a surrender
An example             charge to the amount of the increase.
For a policy:
 . that insures a       The surrender charge is assessed at a rate that is
  male non-smoker      based on the age and risk class of the person insured
  who is age 45        by the policy on the policy date, and each $1,000 of
  when the policy      the initial face amount of your policy. The amount of
  is issued            the surrender charge does not change during the first
 . with an initial      policy year. Starting on the first policy anniversary,
  face amount of       we reduce the charge by 0.9259% a month until it
  $350,000.            reaches zero at the end of 10 policy years.

The surrender          Your policy's surrender charge will never be greater
charge is:             than the maximum surrender charge. The maximum
                       surrender charge is calculated at a rate that is based
 . $8,757.00 in the     on the age and risk class of the person insured by the
  first policy year    policy on the policy date, and each $1,000 of the
  (($350,000 /         initial face amount of your policy. It does not change
  $1,000) X 25.02)     during the first 10 policy years, and then is reduced
                       to zero at the end of the 10th policy year.
 . $2,919.16 at the
  end of the           If you increase your policy's face amount, each
  seventh policy       increase has a surrender charge and maximum surrender
  year ($8,757.00 -    charge based on the amount of the increase. If you
  ($8,757.00 X         decrease the face amount, the decrease will not affect
  .9259% X 72          your policy's surrender charge or maximum surrender
  months))             charge.

However, we will
never deduct more
than the maximum
surrender charge
for this policy,
which is $4,426.10.

The most we will
assess on any
surrendered policy
is $32.752 per
$1,000 of face
amount.

Sample rates for
the surrender
charge and the
maximum surrender
charge appear in
Appendix A.

                      ---------------------------------------------------------
Fees and expenses      The Pacific Select Fund pays advisory fees and other
paid by the Pacific    expenses. These are deducted from the assets of the
Select Fund            fund's portfolios and may vary from year to year. They
                       are not fixed and are not part of the terms of your
You'll find more       policy. If you choose a variable investment option,
about the Pacific      these fees and expenses affect you indirectly because
Select Fund            they reduce portfolio returns.
starting on page
34, and in the         Advisory fee
fund's prospectus,     Pacific Life is the investment adviser to the fund. The
which accompanies      fund pays an advisory fee to them for these services.
this prospectus.       The table below shows the advisory fee as an annual
                       percentage of each portfolio's average daily net assets.

                       Other expenses

                       The table also shows the advisory fee and fund expenses as an annual percentage of each portfolio's average daily net assets, based on the year 2000 unless otherwise noted. To help limit fund expenses, effective July 1, 2000 Pacific Life contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to Pacific Life to the extent such expenses fall below the 0.10% expense cap. For each portfolio, Pacific Life's right to repayment is limited to amounts waived and/or reimbursed that exceed the new 0.10% expense cap and, except for portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after December 31, 2001. In 2000, Pacific Life reimbursed approximately $13,202 to the I-Net Tollkeeper Portfolio, $36,311 to the Strategic Value Portfolio, $34,134 to the Focused 30 Portfolio and $27,505 to the Small-Cap Index Portfolio.

                   ----------------------------------------------------------------------------------
                                                                              Less
                                          Advisory Other    12b-1    Total    adviser's     Total net
                   Portfolio              fee      expenses amounts+ expenses reimbursement expenses
                   ----------------------------------------------------------------------------------
                                                  As an annual % of average daily net assets
                   Blue Chip/1/           0.95     0.06     --       1.01      --           1.01
                   Aggressive Growth/1/   1.00     0.06     --       1.06      --           1.06
                   Aggressive Equity/2/   0.80     0.04     0.02     0.86      --           0.86
                   Emerging Markets/2/    1.10     0.21     --       1.31      --           1.31
                   Diversified
                    Research/2/           0.90     0.08     0.01     0.99      --           0.99
                   Small-Cap Equity/2/    0.65     0.05     --       0.70      --           0.70
                   International
                    Large-Cap             1.05     0.12     --       1.17      --           1.17
                   Equity                 0.65     0.04     --       0.69      --           0.69
                   I-Net Tollkeeper/2/    1.50     0.13     --       1.63     (0.02)        1.61
                   Financial Services/1/  1.10     0.15     --       1.25     (0.05)        1.20
                   Health Sciences/1/     1.10     0.11     --       1.21     (0.01)        1.20
                   Technology/1/          1.10     0.08     --       1.18      --           1.18
                   Telecommunications/1/  1.10     0.08     --       1.18      --           1.18
                   Multi-Strategy         0.65     0.04     --       0.69      --           0.69
                   Equity Income/2/       0.65     0.04     0.01     0.70      --           0.70
                   Strategic Value        0.95     0.49     --       1.44     (0.39)        1.05
                   Growth LT              0.75     0.04     --       0.79      --           0.79
                   Focused 30             0.95     0.42     --       1.37     (0.32)        1.05
                   Mid-Cap Value/2/       0.85     0.03     0.10     0.98      --           0.98
                   International Value    0.85     0.11     --       0.96      --           0.96
                   Capital
                    Opportunities/1/      0.80     0.06     --       0.86      --           0.86
                   Mid-Cap Growth/1/      0.90     0.06     --       0.96      --           0.96
                   Global Growth/1/       1.10     0.19     --       1.29      --           1.29
                   Equity Index           0.25     0.04     --       0.29      --           0.29
                   Small-Cap Index/2/     0.50     0.13     --       0.63     (0.02)        0.61
                   REIT                   1.10     0.04     --       1.14      --           1.14
                   Inflation Managed/2/   0.60     0.05     --       0.65      --           0.65
                   Managed Bond/2/        0.60     0.05     --       0.65      --           0.65
                   Money Market           0.34     0.04     --       0.38      --           0.38
                   High Yield Bond/2/     0.60     0.05     --       0.65      --           0.65
                   Large-Cap Value/2/     0.85     0.05     0.05     0.95      --           0.95
                   ----------------------------------------------------------------------------------

                       /1/ Expenses are estimated. There were no actual
                           advisory fees or expenses for these portfolios in 2000 because the portfolios started after December 31, 2000.

                       /2/ Total adjusted net expenses for these portfolios,
                           after deduction of an offset for custodian credits and the 12b-1 recapture were: 0.84% for Aggressive Equity Portfolio, 1.30% for Emerging Markets Portfolio, 0.98% for Diversified Research Portfolio, 0.69% for Small-Cap Equity Portfolio, 1.60% for I-Net Tollkeeper Portfolio, 0.69% for Equity Income Portfolio, 0.88% for Mid-Cap Value Portfolio, 0.60% for Small-Cap Index Portfolio, 0.62% for Inflation Managed Portfolio, 0.64% for Managed Bond Portfolio, 0.64% for the High Yield Bond Portfolio, and 0.90% for Large-Cap Value Portfolio.
                       + The fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions"). While a portfolio pays the cost of brokerage when it buys or sells a portfolio security, there are no fees or charges to the fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

PACIFIC SELECT EXEC II - NY BASICS

                       When you buy a Pacific Select Exec II - NY life insurance policy, you're entering into a contract with Pacific Life & Annuity Company. Your contract with us is made up of your application, your policy, applications to change or reinstate the policy, any amendments, riders or endorsements to your policy, and specification pages.

Policy amendments
and endorsements       When we approve your signed application, we'll issue
are a part of your     your policy. If your application does not meet our
policy and confirm     underwriting and administrative requirements, we can
changes you or we      reject it or ask you for more information. Once we
make to the policy.    receive your first premium payment, and any contractual
                       and administrative requirements have been met, we'll
Specification pages    consider your policy to be in force. Our obligations
summarize              under the policy begin when the policy is in force and
information            has been delivered to you.
specific to your
policy at the time     Your policy will be in force until one of the following
the policy is          happens:
issued.                . the person insured by the policy dies
                       . your policy matures
                       . the grace period expires and your policy lapses, or
Riders provide         . you surrender your policy.
extra benefits,
some at additional     If your policy is not in force when the person insured
cost. Some riders      by the policy dies, we are not obligated to pay the
may only be added      death benefit proceeds to your beneficiary.
when you apply for
your policy.           Pacific Select Exec II - NY is a flexible premium
                       variable life insurance policy that insures the life of
This policy may be     one person and pays death benefit proceeds after that
appropriate if you     person has died.
want to provide a
death benefit for      Under a flexible premium life insurance policy, you
family members or      have the flexibility to choose the amount and frequency
others or to help      of your premium payments. You must, however, pay enough
meet other long-       premiums to cover the ongoing cost of policy benefits.
term financial
objectives. It may     A premium load is deducted from each premium payment
not be the right       you make. The resulting net premium is allocated to the
kind of policy if      investment options you choose, and becomes part of your
you plan to            policy's accumulated value.
withdraw money for
short-term needs.      Charges are deducted from the accumulated value each
                       month to help cover the cost of the policy's death
Please discuss your    benefit and other expenses. If there is not enough
insurance needs and    accumulated value to cover the monthly charge on the
financial              day we make the deduction, your policy may lapse after
objectives with        a grace period - which means you'll no longer have any
your registered        insurance coverage.
representative.
                       Investment earnings will increase your policy's
We'll hold your net    accumulated value, while investment losses will
premium payments in    decrease it. The premium payments you'll be required to
the Money Market       make to keep your policy in force will be influenced by
investment option      the investment results of the investment options you've
until the free look    chosen.
transfer date.
Please turn to Your
right to cancel for
details.

                      ---------------------------------------------------------
Owners, person         Owners
insured by the         The owner is the person named on the application who
policy, and            makes the decisions about the policy and its benefits
beneficiaries          while it's in force. You can own a policy by yourself
                       or with someone else. Two or more owners are called
Please consult your    joint owners. You need the signatures of all owners for
financial advisor      all policy transactions.
or a lawyer about
designating            If one of the joint owners dies, the surviving owners
ownership              will hold all rights under the policy. If the last
interests.             joint owner dies, his or her estate will own the policy
                       unless you've given us other instructions.
If you would like
to change the owner    A policy can also be owned by an institution, trust,
of your policy,        corporation or group or sponsored arrangement. These
please contact us      owners often buy more than one policy, which may
or your registered     qualify them for reduced charges or lower premium
representative for     payments.
a change of owner
form. We can           We may reduce or waive the sales load or surrender
process the change     charges on policies sold to our directors or employees,
only if we receive     to any of our affiliates, or to trustees, employees or
your instructions      affiliates of the fund.
in writing.
                       You can change the owner of your policy by completing a change of owner form. Once we've received your request, the change will be effective as of the day you signed the change of owner form.

                       Person insured by the policy
Risk classes are       This policy insures the life of one person who is age
usually based on       85 or younger at the time you apply for your policy,
age, gender, health    and who has given us satisfactory evidence of
and whether or not     insurability. Your policy refers to this person as the
the person to be       insured. The policy pays death benefit proceeds after
insured by the         this person has died.
policy smokes. Most
insurance companies    The person to be insured by the policy is assigned an
use similar risk       underwriting or insurance risk class which we use to
classification         calculate cost of insurance and other charges. We
criteria.              normally use the medical or paramedical underwriting
                       method to assign underwriting or insurance risk
When we refer to       classes, which may require a medical examination. We
age throughout this    may, however, use other forms of underwriting if we
prospectus, we're      think it's appropriate.
using the word as
we've defined it       When we use a person's age in policy calculations, we
here, unless we        generally use his or her age as of the nearest policy
tell you otherwise.    date, and we add one year to this age on each policy
                       anniversary date. For example, when we talk about
The maturity date      someone "reaching age 100", we're referring to the
of the policy is       policy anniversary date closest to that person's 100th
the policy             birthday, not to the day when he or she actually turns
anniversary on         100.
which the insured
is age 100.

PACIFIC SELECT EXEC II - NY BASICS

                       Beneficiaries
                       The beneficiary is the person, people, entity or entities you name to receive the death benefit proceeds. Here are some things you need to know about naming beneficiaries:

                       . You can name one or more primary beneficiaries who
                         each receive an equal share of the death benefit proceeds unless you tell us otherwise. If one beneficiary dies, his or her share will pass to the surviving primary beneficiaries in proportion to the share of the proceeds they're entitled to receive, unless you tell us otherwise.

                       . You can also name a contingent beneficiary for each
                         primary beneficiary you name. The contingent beneficiary will receive the death benefit proceeds if the primary beneficiary dies.

                       . You can choose to make your beneficiary permanent
If you would like        (sometimes called irrevocable). You cannot change a
to change the            permanent beneficiary's rights under the policy
beneficiary of your      without his or her permission.
policy, please
contact us or your     . If none of your beneficiaries is still living when
registered               the death benefit proceeds are payable, you as the
representative for       policy owner will receive the proceeds. If you're no
a change of              longer living, the proceeds will go to your estate.
beneficiary form.
We can process the     . You can change your beneficiary at any time while the
change only if we        person insured by the policy is still living, and
receive your             while the policy is in force. The change will be
instructions in          effective as of the day you signed the change of
writing.                 beneficiary form.

                      ---------------------------------------------------------
Policy date,           Your policy date
monthly payment        This is usually the day we approve your policy
date, policy           application. It's also the beginning of your first
anniversary date       policy year. Your policy's monthly, quarterly, semi-
                       annual and annual anniversary dates are based on your policy date.

                       The policy date is set so that it never falls on the 29th, 30th or 31st of any month. We'll apply your first premium payment as of your policy date or as of the day we receive your premium, whichever is later.

                       Backdating your policy
                       You can have your policy backdated up to six months, as long as we approve it. Backdating in some cases may lower your cost of insurance rates since these rates are based on the age of the person insured by the policy. Your first premium payment must cover the premium load and monthly charges for the period between the backdated policy date and the day your policy is issued.

                       Your monthly payment date
                       This is the day we deduct the monthly charges from your policy's accumulated value. The first monthly payment date is your policy date, and it's the same day each month thereafter. Monthly charges are explained in the section called Your policy's accumulated value.

                       Your policy anniversary date
                       This is the same day as your policy date every year after we issue your policy. A policy year starts on your policy date and each anniversary date, and ends on the day before the next anniversary date.

                      ---------------------------------------------------------
Statements and         We send the following statements and reports to policy
reports we'll send     owners:
you
                       . a confirmation for many financial transactions,
                         usually including premium payments and transfers,
We can create            loans, loan repayments, withdrawals and surrenders.
customized               Monthly deductions and scheduled transactions made
hypothetical             under the dollar cost averaging, portfolio
illustrations of         rebalancing and first year transfer programs are
benefits under your      reported on your quarterly policy statement.
policy based on
different              . a quarterly policy statement. The statement will tell
assumptions.             you the accumulated value of your policy by
                         investment options, cash surrender value, the amount
We'll send you one       of the death benefit, the policy's face amount, and
policy illustration      any outstanding loan amount. It will also include a
free of charge each      summary of all transactions that have taken place
policy year if you       since the last quarterly statement, as well as any
ask for one. We          other information required by law.
reserve the right
to charge $25 for
additional             . supplemental schedules of benefits and planned
illustrations.           periodic premiums. We'll send these to you if you
                         change your policy's face amount or change any of the policy's other benefits.

                       . financial statements, at least annually or as
                         required by law, of the separate account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund.

                      ---------------------------------------------------------
Your right to
cancel                 During the free look period, once your policy is in
                       force you have the right to cancel (or refuse) your
Please call us or      policy and return it to us or your registered
your registered        representative for a refund.
representative if
you have questions     The amount of your refund will be the amount of the
about your right to    premium payments you've made. We'll always deduct any
cancel your policy.    outstanding loan amount from the amount we refund to
                       you.

                       You'll find a complete description of the free look period that applies to your policy on the policy's cover sheet, or on a notice that accompanied your policy. The free look period ends 10 days after you receive your policy. If you are replacing another life insurance policy, your free-look period ends 60 days after you receive your policy.

                       If you cancel your policy during the free-look period, we're required to refund the premium payments you've made. We'll hold the net premiums in the Money Market investment option until the free look transfer date. On that day, we'll transfer the accumulated value in the Money Market investment option to the investment options you've chosen.

                       The free look transfer date is the latest of the following:

                       . 10 days after we issue your policy
                       . when we consider your policy to be in force.

PACIFIC SELECT EXEC II - NY BASICS

                      ---------------------------------------------------------
Timing of payments,    Effective date
forms and requests
                       Once your policy is in force, the effective date of
A business day,        payments, forms and requests you send us is usually
called a valuation     determined by the day and time we receive the item in
date in your           proper form at the mailing address that appears on the
policy, is any day     back cover of this prospectus.
that the New York
Stock Exchange and     Planned periodic premium payments, loan requests,
our life insurance     transfer requests, loan payments or withdrawal or
client services        surrender requests that we receive in proper form
offices are open.      before 4:00 p.m. Eastern time on a business day will
It usually ends at     normally be effective as of the end of that day, unless
4:00 p.m. Eastern      the transaction is scheduled to occur on another
time.                  business day. If we receive your payment or request on
                       or after 4:00 p.m. Eastern time on a business day, your
                       payment or request will be effective as of the end of
The New York Stock     the next business day. If a scheduled transaction falls
Exchange is usually    on a day that is not a business day, we'll process it
closed on weekends     as of the end of the next business day.
and on the
following days:        Other forms, notices and requests are normally
 . New Year's Day,      effective as of the next business day after we receive
  Martin Luther        them in proper form, unless the transaction is
  King, Jr. Day,       scheduled to occur on another business day. Change of
  President's Day,     owner and beneficiary forms are effective as of the day
  Good Friday,         you sign the change form, once we receive them in
  Memorial Day,        proper form.
  July Fourth,
  Labor Day,           Proper form
  Thanksgiving Day     We'll process your requests once we receive all
  and Christmas Day    letters, forms or other necessary documents, completed
 . the Friday before    to our satisfaction. Proper form may require, among
  New Year's Day,      other things, a signature guarantee or some other proof
  July Fourth or       of authenticity. We do not generally require a
  Christmas Day if     signature guarantee, but we may ask for one if it
  that holiday         appears that your signature has changed, if the
  falls on a           signature does not appear to be yours, if we have not
  Saturday             received a properly completed application or
 . the Monday           confirmation of an application, or for other reasons to
  following New        protect you and us.
  Year's Day, July
  Fourth or
  Christmas Day if
  that holiday
  falls on a Sunday
Unless unusual
business conditions
exist, such as the
ending of a monthly
or the yearly
accounting period.

Our client services
offices are also
usually closed on
the following days:
 . the Monday before
  New Year's Day,
  July Fourth, or
  Christmas Day, if
  any of these
  holidays falls on
  a Tuesday
 . the Tuesday
  before Christmas
  Day if that
  holiday falls on
  a Wednesday
 . the Friday after
  New Year's Day,
  July Fourth or
  Christmas Day, if
  any of these
  holidays falls on
  a Thursday
 . the Friday after
  Thanksgiving.

Call us or contact
your registered
representative if
you have any
questions about the
proper form
required for a
request.

                       When we make payments and transfers

To request payment     We'll normally send the proceeds of transfers,
of death benefit       withdrawals, loans, surrenders, exchanges and death
proceeds, send us      benefit payments within seven days after the effective
proof of death and     date of the request in proper form. We may delay
payment                payments and transfers, or the calculation of payments
instructions.          and transfers based on the value in the variable
                       investment options under unusual circumstances, for example, if:

                       . the New York Stock Exchange closes on a day other
                         than a regular holiday or weekend
                       . an emergency exists as determined by the SEC, as a
                         result of which the sale of securities is not practicable, or it is not practicable to determine the value of a variable account's assets.

                       We may delay transfers and payments from the fixed options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We'll pay interest at an annual rate of at least 3% on any withdrawals or surrender proceeds from the fixed options that we delay for 30 days or more.

                       We pay interest at an annual rate of at least 3% on death benefit proceeds, calculated from the day the person insured by the policy dies to the day we pay the proceeds.

                      ---------------------------------------------------------
                       You can make loans or transfers, and give us
Telephone and          instructions regarding the dollar cost averaging
electronic             program or portfolio rebalancing program, by telephone
transactions           any time after the free look period as long as we have
                       your signed authorization form on file.
Please ask your
registered             Certain registered representatives are able to give us
representative for     instructions electronically if authorized by you. You
more information       may appoint your registered representative to give us
regarding              instructions on your behalf by completing and filing a
electronic             telephone and electronic authorization form with us.
transactions.
                       Here are some things you need to know about telephone and electronic transactions:

                       . You must complete a telephone and electronic
                         authorization form.

                       . If your policy is jointly owned, all joint owners
                         must sign the telephone and electronic authorization. We'll take instructions from any owner or anyone you appoint.

                       . We may use any reasonable method to confirm that your
                         telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

                       We'll send you a written confirmation of each telephone and electronic transaction.

                       Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next business day or when service has resumed.

                       When you send us your telephone and electronic authorization form, you agree that:

                       . we can accept and act upon instructions you or anyone
                         you appoint give us over the telephone or electronically

                       . neither we, any of our affiliates, the Pacific Select
                         Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

                       . you bear the risk of any loss that arises from your
                         right to make loans or transfers over the telephone or electronically.

THE DEATH BENEFIT

                       We'll pay death benefit proceeds to your beneficiary after the person insured by the policy dies while the policy is still in force. Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

Your policy's          This policy offers three death benefit options, Options
initial amount of      A, B and C. The option you choose will generally depend
insurance coverage     on which is more important to you: a larger death
is its initial face    benefit or building the accumulated value of your
amount. We             policy.
determine the face
amount based on        This policy offers two ways to calculate the guideline
instructions           minimum death benefit: the cash value accumulation test
provided in your       and the guideline premium test. These are called death
application.           benefit qualification tests. The test you choose will
                       generally depend on the amount of premiums you want to
The minimum face       pay.
amount when a
policy is issued is    Here are some things you need to know about the death
usually $50,000,       benefit:
but we may reduce      . You choose your death benefit option and death
this in some             benefit qualification test on your policy
circumstances.           application.
                       . If you do not choose a death benefit option, we'll
You'll find your         assume you've chosen Option A.
policy's face          . If you do not choose a death benefit qualification
amount, which            test, we'll assume you've chosen the guideline
includes any             premium test.
increases or           . The death benefit will always be the greater of the
decreases, in the        death benefit under the option you choose or the
specification pages      guideline minimum death benefit, calculated using the
in your policy.          death benefit qualification test you've chosen.
                       . The death benefit will never be lower than the face
                         amount of your policy if you've chosen Option A or B.
                         Of course, the death benefit proceeds will always be reduced by any outstanding loan amount.
                       . We'll pay the death benefit proceeds to your
                         beneficiary when we receive proof of the death of the person insured by the policy.

                      ---------------------------------------------------------
Choosing your death    You can choose one of the following three options for
benefit option         the death benefit on your application.

                       Option A - the         Option B - the face amount of
                       face amount of         your policy plus its accumulated
                       your policy.           value.


                       [OPTION A ARTWORK      [OPTION B ARTWORK APPEARS HERE]
                       APPEARS HERE]

                                              The death benefit changes as
                                              your policy's accumulated value
                                              changes. The better your
                                              investment options perform, the
                                              larger the death benefit will
                                              be.
                       Option C - the
                       face amount of
                       your policy plus
                       the total premiums
                       you've paid minus
                       any withdrawals or
                       distributions
                       made.

                       [OPTION C ARTWORK
                       APPEARS HERE]
                       The more premiums
                       you pay and the
                       less you withdraw,
                       the larger the
                       death benefit will
                       be.

                      ---------------------------------------------------------
Choosing a death       This policy offers two death benefit qualification
benefit                tests, which we use to calculate the guideline minimum
qualification test     death benefit. You choose one of these tests on your
                       application. Once you choose a test, you cannot change
The guideline          it.
minimum death
benefit is the         In general, you should choose the cash value
minimum death          accumulation test if you do not want to limit the
benefit needed for     amount of premiums you can pay into your policy. If you
your policy to         want to pay a premium that increases the net amount at
qualify as life        risk, however, you need to provide us with satisfactory
insurance under        evidence of insurability before we can increase the
Section 7702 of the    death benefit.
Internal Revenue
Code.                  The guideline minimum death benefit will generally be
                       smaller under the guideline premium test than under the
Net amount at risk     cash value accumulation test.
is the difference
between the death      Cash value accumulation test
benefit that would     If you choose the cash value accumulation test, your
be payable if the      policy's guideline minimum death benefit will be the
person insured by      greater of:
the policy died and
the accumulated        . the minimum death benefit amount that's needed for
value of your            the policy to qualify as life insurance under the tax
policy.                  code or
                       . 101% of the policy's accumulated value.

There are other        This test determines what the death benefit should be
limits on premiums     in relation to your policy's accumulated value. In
you can pay into       general, as your policy's accumulated value increases,
your policy, which     the death benefit must also increase to ensure that
are described in       your policy qualifies as life insurance under the tax
How premiums work.     code.

The cash value         Under the test, a policy's death benefit must be large
accumulation test      enough to ensure that its cash surrender value, as
is defined in          defined in Section 7702 of the tax code (and which is
Section 7702(b) of     based on accumulated value, among other things), is
the tax code.          never larger than the net single premium that's needed
                       to fund future benefits under the policy. The net
An example             single premium under your policy varies according to
For a policy that      the age, sex, and risk class of the person insured by
insures a male, age    your policy. It's calculated using an interest rate of
45 when the policy     at least 4% and the guaranteed mortality charges as of
was issued, with a     the time the policy is issued. We'll use a higher
standard nonsmoking    interest rate if we've guaranteed it under your policy.
risk class, in
Policy Year 6 the      The death benefit determined by your policy's net
guideline minimum      single premium will be at least equal to the amount
death benefit under    required for the policy to qualify as life insurance
the cash value         under the tax code.
accumulation test
is calculated by
multiplying each
$1,000 of
accumulated value
by a "net single
premium factor" of
2.4728.

                       Guideline premium test
The guideline          If you choose the guideline premium test, we calculate
premium test is        the guideline minimum death benefit by multiplying your
defined in Section     policy's accumulated value by a death benefit
7702(a)(2) of the      percentage.
tax code.

Death benefit          You'll find a table of death benefit percentages in
percentages are        Appendix B and in your policy. The death benefit
defined in Section     percentage is based on the guideline premium limit and
7702(d) of the tax     the age of the person insured by the policy. It is 250%
code.                  when the person is age 40 or younger, and reduces as
                       the person gets older.

                       Under this test, the total premiums you pay cannot exceed your policy's guideline premium limit. You'll find a more detailed discussion of the guideline premium limit in How premiums work.

THE DEATH BENEFIT

                      ---------------------------------------------------------
Comparing the death    The tables below compare the death benefits provided by
benefit options        the policy's three death benefit options. The examples
                       are intended only to show differences in death benefits and net amounts at risk. Accumulated value assumptions may not be realistic.

                       The example below is based on the following:

                       . the person insured by the policy is age 45 at the
                         time the policy was issued and dies at the beginning of the sixth policy year
                       . face amount is $100,000
                       . accumulated value at the date of death is $25,000
                       . total premium paid into the policy is $30,000
                       . the guideline minimum death benefit under the
                         guideline premium test is $46,250 (assuming a guideline premium test factor of 185% x accumulated value)
                       . the guideline minimum death benefit under the cash
                         value accumulation test is $61,820.00 (assuming a net single premium factor of $2.4728 for each $1,000 of accumulated value)

                   -------------------------------------------------------------------------------------
                                                         If you select the guideline
                                                         premium test, the death
                                                         benefit is the larger of
                                                         these two amounts
                                                         ---------------------------
                   Death                                 Death benefit Guideline     Net amount at
                   benefit   How it's                    under         minimum       risk used for cost
                   option    calculated                  the option    death benefit of insurance charge
                   -------------------------------------------------------------------------------------
                   Option A  Face amount                   $100,000       $46,250         $74,754.01
                   Option B  Face amount plus
                             accumulated value             $125,000       $46,250         $99,692.51
                   Option C  Face amount plus
                             premiums less distributions   $130,000       $46,250        $104,680.21
                   -------------------------------------------------------------------------------------
                   -------------------------------------------------------------------------------------
                                                         If you select the cash
                                                         value accumulation test,
                                                         the death benefit is the
                                                         larger of these two amounts
                                                         ---------------------------
                   Death                                 Death benefit Guideline     Net amount at
                   benefit   How it's                    under         minimum       risk used for cost
                   option    calculated                  the option    death benefit of insurance charge
                   -------------------------------------------------------------------------------------
                   Option A  Face amount                   $100,000     $61,820.00        $74,754.01
                   Option B  Face amount plus
                             accumulated value             $125,000     $61,820.00        $99,692.51
                   Option C  Face amount plus
                             premiums less distributions   $130,000     $61,820.00       $104,680.21
                   -------------------------------------------------------------------------------------

If the death           Here's the same example, but with an accumulated value
benefit equals the     of $75,000. Because accumulated value has increased,
guideline minimum      the guideline minimum death benefit is now:
death benefit, any
increase in            . $138,750 for the guideline premium test
accumulated value      . $185,460 for the cash value accumulation test.
will cause an
automatic increase
in the death
benefit.

                   -------------------------------------------------------------------------------------
                                                         If you select the guideline
                                                         premium test, the death
                                                         benefit is the larger of
                                                         these two amounts
                                                         ---------------------------
                   Death                                 Death benefit Guideline     Net amount at
                   benefit   How it's                    under         minimum       risk used for cost
                   option    calculated                  the option    death benefit of insurance charge
                   -------------------------------------------------------------------------------------
                   Option A  Face amount                   $100,000      $138,750        $63,408.68
                   Option B  Face amount plus
                             accumulated value             $175,000      $138,750        $99,569.51
                   Option C  Face amount plus
                             premiums less distributions   $130,000      $138,750        $63,408.68
                   -------------------------------------------------------------------------------------


                   -------------------------------------------------------------------------------------
                                                         If you select the cash
                                                         value accumulation test,
                                                         the death benefit is the
                                                         larger of these two amounts
                                                         ---------------------------
                   Death                                 Death benefit Guideline     Net amount at
                   benefit   How it's                    under         minimum       risk used for cost
                   option    calculated                  the option    death benefit of insurance charge
                   -------------------------------------------------------------------------------------
                   Option A  Face amount                   $100,000      $185,460        $110,003.78
                   Option B  Face amount plus
                             accumulated value             $175,000      $185,460        $110,003.78
                   Option C  Face amount plus
                             premiums less distributions   $130,000      $185,460        $110,003.78
                   -------------------------------------------------------------------------------------

                       These examples show that each death benefit option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your policy's accumulated value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, your cost of insurance increases. Accumulated value also varies depending on the performance of the investment options in your policy.

THE DEATH BENEFIT

                      ---------------------------------------------------------
When we pay the        We calculate the amount of the death benefit proceeds
death benefit          as of the end of the day the person insured by the
                       policy dies. If that person dies on a day that is not a
Your beneficiary       business day, we calculate the proceeds as of the next
can choose to          business day.
receive the death
benefit proceeds in    Your policy's beneficiary must send us proof that the
a lump sum or use      person insured by the policy died while the policy was
it to buy an income    in force, along with payment instructions.
benefit. Please see
the discussion         Death benefit proceeds equal the total of the death
about income           benefits provided by your policy and any riders you've
benefits in General    added, minus any outstanding loan amount, minus any
information about      overdue charges.
your policy.
                       We'll pay interest at an annual rate of at least 3% on
It is important        the death benefit proceeds, calculated from the day the
that we have a         person insured by the policy dies to the day we pay the
current address for    proceeds.
your beneficiary so
that we can pay
death benefit
proceeds promptly.
If we cannot pay
the proceeds to
your beneficiary
within five years
of the death of the
person insured by
the policy, we'll
be required to pay
them to the state.

                      ---------------------------------------------------------
Changing your death    You can change your death benefit option while your
benefit option         policy is in force. Here's how it works:

We will not change     . You can change the death benefit option once in any
your death benefit       policy year.
option if it means
your policy will be    . You must send us your request in writing.
treated as a
modified endowment     . You can change to Option A or Option B.
contract, unless
you've told us in      . You cannot change from any death benefit option to
writing that this        Option C.
would be acceptable
to you. Modified       . The change will become effective on the first monthly
endowment contracts      payment date after we receive your request. If we
are discussed in         receive your request on a monthly payment date, we'll
Variable life            process it that day.
insurance and your
taxes.                 . The face amount of your policy will change by the
                         amount needed to make the death benefit under the new
Net amount at risk       option equal the death benefit under the old option
is the difference        just before the change. We will not let you change
between the death        the death benefit option if doing so means the face
benefit that would       amount of your policy will become less than $50,000.
be payable if the        We may waive this minimum amount under certain
person insured by        circumstances.
the policy died and
the accumulated        . Changing the death benefit option can also affect the
value of your            monthly cost of insurance charge since this charge
policy.                  varies with the net amount at risk.

                       . The new death benefit option will be used in all
                         future calculations.

                      ---------------------------------------------------------
Changing the face      You can increase or decrease your policy's face amount
amount                 as long as we approve it. Here's how it works:

If you change the      . You can change the face amount as long as the person
face amount, we'll       insured by the policy is still living.
send you a
supplemental           . You can only change the face amount once in any
schedule of              policy year.
benefits and
premiums.              . You must send us your request in writing while your
                         policy is in force.

                       . The change will become effective on the first monthly
                         payment date after we receive your request. If we receive your request on a monthly payment date, we'll process it that day.

If your policy's       . The person insured by the policy will also need to
death benefit is         agree to the change in face amount, if that person is
equal to the             someone other than you.
guideline minimum
death benefit, and     . Increasing the face amount may increase the death
the net amount at        benefit, and decreasing the face amount may decrease
risk is more than        the death benefit. The amount the death benefit
three times the          changes will depend, among other things, on the death
death benefit on         benefit option you've chosen and whether, and by how
the policy date, we      much, the death benefit is greater than the face
may reduce the           amount before you make the change.
death benefit by
requiring you to       . Changing the face amount can affect the net amount at
make a withdrawal        risk, which affects the cost of insurance charge. An
from your policy.        increase in the face amount may increase the cost of
                         insurance charge, while a decrease may decrease the
If we require you        charge.
to make a
withdrawal, we will    . We can refuse your request to make the face amount
not charge you our       less than $50,000. We can waive this minimum amount
usual $25                in certain situations, such as group or sponsored
withdrawal fee, but      arrangements.
the withdrawal may
be taxable. Please     Increasing the face amount
turn to                Here are some additional things you should know about
Withdrawals,           increasing the face amount:
surrenders and
loans for              . You may request an increase in your policy's face
information about        amount starting on the first policy anniversary.
making withdrawals.
                       . You must give us satisfactory evidence of
                         insurability.

                       . Each increase you make to the face amount must be
                         $25,000 or more.

                       . Increasing the face amount will increase the
                         mortality and expense risk charge.

                       . For any increase in face amount which arises from
                         conversion of a term rider, we will waive the surrender charge and the mortality and expense risk charge that would otherwise apply for the increase.

                       . We will allow an increase in face amount only if the
                         resulting death benefit increase at least equals our minimum limit on the request date.

                       . We will not allow an increase if there has been a
                         prior decrease in face amount, including any decrease caused by a withdrawal.

THE DEATH BENEFIT

Decreasing the face    Decreasing the face amount
amount may affect      Here are some additional things you should know about
your policy's tax      decreasing the face amount:
status. To ensure
your policy            . You may not decrease your policy's face amount prior
continues to             to the fifth anniversary of:
qualify as life          . your policy date
insurance, we might      . the effective date of any increase
be required to         . We'll apply any decrease in the face amount in the
return part of your      following order:
premium payments to      . to the most recent increases you made to the face
you if you've              amount in the order you made them
chosen the               . to the original face amount.
guideline premium      . We do not charge you for a decrease in face amount.
test, or make          . We can refuse your request to decrease the face
distributions from       amount if making the change means:
the accumulated          . your policy will end because it no longer qualifies
value, which may be        as life insurance
taxable.                 . the distributions we'll be required to make from
                           your policy's accumulated value will be greater
For more                   than your policy's net cash surrender value
information, please      . your policy will become a modified endowment
see Variable life          contract and you have not told us in writing that
insurance and your         this is acceptable to you.
taxes.

                      ---------------------------------------------------------
Optional riders        There are seven optional riders that provide extra
                       benefits, some at additional cost. Not all riders are
Ask your registered    available in every state, and some riders may only be
representative for     added when you apply for your policy.
more information
about the riders       . Accidental death rider
available with the       Provides additional insurance coverage in the event
policy.                  of the accidental death of the person insured by the
                         policy.
There may be tax
consequences if you    . Children's term rider
exercise your            Provides term insurance for the children of the
rights under the         person insured by the policy.
Accelerated living
benefits rider.        . Annual renewable term rider
Please see Variable      Provides annual renewal term insurance on the person
life insurance and       insured by the policy until age 80.
your taxes for more
information.           . Annual renewable and convertible term rider
                         Provides annual renewal term insurance on members of
Samples of the           the immediate family of the person insured by the
provisions for the       policy.
extra optional
benefits are           . Guaranteed insurability rider
available from us        Gives the right to buy additional insurance on the
upon written             life of the person insured by the policy on certain
request.                 specified dates without proof of insurability.

                       . Waiver of charges rider
                         Waives certain charges if the person insured by the policy becomes totally disabled before age 60.

                       . Disability benefit rider
                         Provides a monthly addition to the policy's accumulated value when the person insured by the policy has a qualifying disability, until he or she reaches age 65.

                       We'll add any rider charges to the monthly charge we deduct from your policy's accumulated value.

                       Things to keep in mind

                       Many life insurance policies have some flexibility in structuring the face amount, the death benefit, and premium payments in targeting the cash values based on your particular needs.

                       Under certain circumstances, combining a policy with an Annual renewable term rider may result in a face amount equal to the face amount of a single policy.

                       In general, your policy coverage offers the advantage of lower guaranteed cost of insurance rates than the added riders. If you add a rider or riders to your policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all premiums are paid. Adding a rider or riders may also affect the amount of premium you can pay on your policy and still have it qualify as life insurance.

                       Combining a policy with an Annual renewable term rider may lower costs and may improve accumulated value accrual for the same amount of death benefit. However, your policy has guaranteed maximum charges. Adding an Annual renewable term rider will result in guaranteed maximum charges that are higher than for a single policy with the same face amount.

                       Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your policy's face amount that is made up of policy and Annual renewable term rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of policy and rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

HOW PREMIUMS WORK

                       Your policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

                       We deduct a premium load from each premium payment, and
                       then allocate your net premium to the investment
                       options you've chosen. Depending on the performance of
The amount,            your investment options, and on how many withdrawals,
frequency, and         loans or other policy features you've taken advantage
period of time over    of, you may need to make additional premium payments to
which you make         keep your policy in force.
premium payments
may affect whether     If we do not receive your first premium payment within
your policy will be    20 days after we issue your policy, we can cancel the
classified as a        policy and refund any partial premium payment you've
modified endowment     made. We may waive the 20 day requirement in some
contract, or no        cases.
longer qualifies as
life insurance for
tax purposes. See
Variable life
insurance and your
taxes for more
information.

                      ---------------------------------------------------------
Planned periodic       You can schedule the amount and frequency of your
premium payments       premium payments. We refer to scheduled premium
                       payments as your planned periodic premium. Here's how
Even if you pay all    it works:
your premiums when
they're scheduled,     . On your application, you choose a fixed amount of at
your policy could        least $50 for each premium payment.
lapse if the
accumulated value,     . You indicate whether you want to make premium
less any                 payments annually, semi-annually, or quarterly. You
outstanding loan         can also choose monthly payments using our monthly
amount, is not           Uni-check plan, which is described below.
enough to pay your
monthly charges.       . We send you a notice to remind you of your scheduled
Turn to Your             premium payment (except for monthly Uni-check
policy's                 payments, which are paid automatically). If you own
accumulated value        more than one policy, we'll send one notice -- called
for more                 a listbill -- that reminds you of your payments for
information.             all of your policies. You can choose to receive the
                         listbill every month. While you do not have to make the premium payments you've scheduled, not making a premium payment may have an impact on any financial objectives you may have set for your policy's accumulated value and death benefit, and could cause your policy to lapse.

                       . We'll treat any payment you make during the life of
                         your policy as a loan repayment, not as a premium payment, unless you tell us otherwise. When a payment, or any portion of it, exceeds your outstanding loan amount, we'll treat it as a premium payment. Some states may require us to consider your payments as premium payments if you have not given us instructions to do otherwise.

                       Monthly Uni-check plan
                       Once you've made your first premium payment, you can make monthly premium payments using our Uni-check plan. Here's how it works:

                       . you authorize us to withdraw a specified amount from
                         your checking account each month

                       . you can choose any day between the 4th and 28th of
                         the month

                       . if you do not specify a day for us to make the
                         withdrawal, we'll withdraw the premium payment on your policy's monthly anniversary. If your policy's monthly anniversary falls on the 1st, 2nd or 3rd of the month, we'll withdraw the payment on the 4th of each month.

                      ---------------------------------------------------------
Deductions from        We deduct a premium load from each premium payment you
your premiums          make. The load is made up of three charges:

Your net premium is    Sales load
your premium           We deduct a 2.5% sales load from each premium payment
payment less the       you make.
premium load.
                       This charge helps pay for the cost of distributing our policies and is guaranteed not to increase. If our sales and distribution expenses are more than the sales load, we can recover these expenses from other charges, such as the mortality and expense risk charge and the surrender charge, and from any mortality gains.

                       State and local tax charge
                       We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to profit from this charge, and do not expect to change the rate unless the rate we pay changes.

                       Federal tax charge
                       We deduct 1.50% from each premium payment to pay federal taxes. We reserve the right to change this rate to respond to changes in law.

                      ---------------------------------------------------------
Allocating your        We generally allocate your net premiums to the
premiums               investment options you've chosen on your application on
                       the day we receive them. We currently limit your
There are special      allocations to 20 investment options at one time.
restrictions when
allocating premiums    We allocate your first premium on the free look
to the Fixed LT        transfer date. We'll hold your net premiums in the
account.               Money Market investment option until the free look
                       transfer date, and then transfer them to the investment
Please turn to Your    options you've chosen.
investment
optionsfor more
information about
the investment
options.

HOW PREMIUMS WORK

                      ---------------------------------------------------------
Limits on the          Federal tax law puts limits on the amount of premium
premium payments       payments you can make in relation to your policy's
you can make           death benefit. These limits apply in the following
                       situations:
Before you buy a
policy, you can ask   . If you've chosen the guideline premium test as your
us or your              death benefit qualification test and accepting the
registered              premium means your policy will no longer qualify as
representative for      life insurance for federal income tax purposes.
a personalized
illustration that      The total amount you can pay in premiums and still have
will show you the      your policy qualify as life insurance is your policy's
guideline single       guideline premium limit. The sum of the premiums paid,
premium and            less any withdrawals, at any time cannot exceed the
guideline level        guideline premium limit, which is the greater of:
annual premiums.
                       . the guideline single premium or
                       . the sum of the guideline level annual premiums.

                       Your policy's guideline single premium and guideline level annual premiums appear on your policy's specification pages.

                       We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your policy's guideline premium limit. If we find that you've exceeded your guideline premium limit, we may remove all or part of a premium you've paid from your policy as of the day we applied it, and return it to you. We'll adjust the death benefit retroactively to that date to reflect the reduction in premium payments.

You'll find a         . If applying the premium in that policy year means your
detailed discussion     policy will become a modified endowment contract.
of modified
endowment contracts    A life insurance policy will become a modified
in Variable life       endowment contract if the sum of premium payments made
insurance and your     during the first seven contract years, less a portion
taxes.                 of withdrawals, exceeds the seven-pay limit defined in
                       Section 7702A of the Internal Revenue Code.

                       Unless you've told us in writing that you want your policy to become a modified endowment contract, we'll remove all or part of the premium payment from your policy as of the day we applied it and return it to you. We'll also adjust the death benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your policy anniversary, we'll hold it and apply it to your policy on the anniversary date.

                       In both of these situations, if we remove an excess premium from your policy, we'll return the premium amount to you no later than 60 days after the end of that policy year. We may adjust the amount for interest or for changes in accumulated value that relate to the amount of the excess premium payment we're returning to you.

                       If we do not return the premium amount to you within that time, we'll increase your policy's death benefit retroactively, to the day we applied the premium, and prospectively so that it's always the amount necessary to ensure your policy qualifies as life insurance, or to prevent it from becoming a modified endowment contract. If we increase your death benefit, we'll adjust cost of insurance or rider charges retroactively and prospectively to reflect the increase.

Net amount at risk    . If applying the premium payment to your policy will
is the difference       increase the net amount at risk. This will happen if
between the death       your policy's death benefit is equal to the guideline
benefit that would      minimum death benefit or would be equal to it once we
be payable if the       applied your premium payment.
person insured by
the policy died and    We may choose to accept your premium payment in this
the accumulated        situation, but before we do so, we may require
value of your          satisfactory evidence of the insurability of the person
policy.                insured by the policy.

YOUR POLICY'S ACCUMULATED VALUE

Accumulated value      Accumulated value is the value of your policy on any
is used as the         business day.
basis for
determining policy     We use it to calculate how much money is available to
benefits and           you for loans and withdrawals, and how much you'll
charges.               receive if you surrender your policy. It also affects
                       the amount of the death benefit if you choose a death benefit option that's calculated using accumulated value.

                       The accumulated value of your policy is not guaranteed - it depends on the performance of the investment options you've chosen, the premium payments you've made, policy charges and how much you've borrowed or withdrawn from the policy.

                      ---------------------------------------------------------
Calculating your       Your policy's accumulated value is the total amount
policy's               allocated to the variable investment options and the
accumulated value      fixed options, plus the amount in the loan account.

Please see Taking      We determine the value allocated to the variable
out a loan for         investment options on any business day by multiplying
information about      the number of accumulation units for each variable
loans and the loan     investment option credited to your policy on that day,
account.               by the variable investment option's unit value at the
                       end of that day. The process we use to calculate unit values for the variable investment options is described in Your investment options.

                      ---------------------------------------------------------
Monthly deductions     We deduct a monthly charge from your policy's
                       accumulated value in the investment options each
If there is not        monthly payment date.
enough accumulated
value to pay the       Unless you tell us otherwise, we deduct the monthly
monthly charge,        charge from the investment options that make up your
your policy could      policy's accumulated value, in proportion to the
lapse. The             accumulated value you have in each option. This charge
performance of the     is made up of three charges:
investment options
you choose, not        Cost of insurance
making planned         This charge is for providing you with life insurance
premium payments,      protection. Like other policy charges, we may profit
or taking out a        from the cost of insurance charge and may use these
loan all affect the    profits for any lawful purpose such as the payment of
accumulated value      distribution and administrative expenses.
of your policy.
                       We deduct a cost of insurance charge based on the cost
You'll find a          of insurance rate for your policy's initial face amount
discussion about       and for each increase you make to the face amount.
when your policy
might lapse, and       There are maximum or guaranteed cost of insurance rates
what you can do to     associated with your policy. These rates are shown in
reinstate it, later    your policy's specification pages.
in this section.
                       The guaranteed rates include the insurance risks
Unisex rates are       associated with insuring one person. They are
used when a policy     calculated using 1980 Commissioners Standard Ordinary
is owned by an         Mortality Tables or the 1980 Commissioners Ordinary
employer in            Mortality Table B, which are used for unisex cost of
connection with        insurance rates. The rates are also based on the age,
employment-related     gender and risk class of the person insured by the
or benefit             policy unless unisex rates are required.
programs.
                       Our current cost of insurance rates are based on the age, risk class, smoking status and gender (unless unisex rates are required) of the person insured by the policy. These rates generally increase as the person's age increases, and they vary with the number of years the policy has been in force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.

YOUR POLICY'S ACCUMULATED VALUE

                       Guaranteed period
                       We'll guarantee our current cost of insurance rates for five years.

                       If you increase the face amount, the cost of insurance rates associated with the increase will have a five-year guaranteed period. This will be effective on the day of the increase.

                      ---------------------------------------------------------
If you add an          How we calculate cost of insurance
annual renewable       We calculate cost of insurance by multiplying the
term rider to your     current cost of insurance rate by a discounted net
policy, we will        amount at risk at the beginning of each policy month.
include the face
amount of the rider    Net amount at risk for the cost of insurance
in this calculation    calculation is the difference between a discounted
of cost of             death benefit that would be payable if the person
insurance.             insured by the policy died and the accumulated value of
                       your policy at the beginning of the policy month before the monthly charge is due.

                       First, we calculate the total net amount at risk for your policy in two steps:

                       . Step 1: we divide the death benefit that would be
                         payable at the beginning of the policy month by 1.002466.

                       . Step 2: we subtract your policy's accumulated value
                         at the beginning of the policy month from the amount we calculated in step 1.

                       Next, we allocate the net amount at risk in proportion to the face amount and each increase that's in force as of your monthly payment date.

                       We then multiply the amount of each allocated net amount at risk by the cost of insurance rate for each coverage. The sum of these amounts is your cost of insurance charge.

                       Administrative charge
                       We deduct a charge of $7.50 a month to help cover the costs of administering and maintaining our policies. We guarantee that this charge will not increase.

                       Mortality and expense risk charge
                       Mortality risk is the chance that the people insured by policies we've issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

                       Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.

                       The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the following box. We guarantee this charge will not increase.

                      ---------------------------------------------------------
An example             How we calculate the mortality and expense risk charge
For a policy that
insures a male non-    The mortality and expense risk charge has two separate
smoker who is age      charges:
45 when the policy
is issued, with:       . M&E risk face amount charge We deduct a face amount
                         charge every month during the first 10 policy years,
 . a face amount of       at a rate that is based on the age of the person
  $350,000               insured by the policy on the policy date and on a
                         face amount component factor per $1,000 of the
 . accumulated value      initial face amount of your policy. The rates for the
  of $30,000 in the      face amount component are shown in Appendix A.
  variable options
  after deducting        If you increase the face amount, each increase will
  any outstanding        have a corresponding face amount charge related to
  loan amount.           the amount of the increase. We'll specify these
                         charges in a supplemental schedule of benefits at the
The monthly charge       time of the increase. We'll apply each charge for 10
for the M&E risk         years from the day of the increase. If you decrease
face amount charge       the face amount, the charge will remain the same.
is:
                       . M&E risk asset charge We deduct a risk asset charge
 . $44.45 (($350,000      every month.
  / 1,000) X 0.127).
                         During policy years 1 through 10, we charge an annual
The monthly charge       rate 0.75% (0.000625 monthly), of the first $25,000
for the M&E risk         of your policy's accumulated value in the variable
asset charge is          investment options, plus an annual rate of 0.35%
$17.09 in policy         (0.000292 monthly), of the accumulated value in the
years 1 through 10       variable investment options that exceeds $25,000.
(($25,000 X
0.0625%) plus            During policy years 11 and thereafter, we charge an
($5,000 X                annual rate of 0.45% (0.0375% monthly) on the first
0.0292%)).               $25,000 of your policy's accumulated value in the
                         variable investment options plus an annual rate of
The monthly charge       0.05% (0.0042% monthly) of the accumulated value in
for the M&E risk         the variable investment options that exceeds $25,000.
asset charge is
$9.58 in policy          For the purposes of this charge, the amount of
year 11 and              accumulated value is calculated on the monthly
thereafter               payment date before we deduct the monthly charge, but
(($25,000 x              after we deduct any outstanding loan amount or
0.0375%) plus            allocate any new net premiums, withdrawals or loans.
($5,000 x
0.0042%)).             Charges for optional riders
                       If you add any riders to your policy, we add any
Sample rates for       charges for them to your monthly charge.
the M&E risk face
amount charge
appear in Appendix
A.

YOUR POLICY'S ACCUMULATED VALUE

                      ---------------------------------------------------------
Lapsing and            Your policy will lapse if there is not enough
reinstatement          accumulated value, after subtracting any outstanding
                       loan amount, to cover the monthly charge on the day we make the deduction. Your policy's accumulated value is affected by the following:

                       . loans or withdrawals you make from your policy

                       . not making planned premium payments

                       . the performance of your investment options

                       . charges under the policy.

                       There is no guarantee that your policy will not lapse even if you pay your planned periodic premium.

                       If there is not enough accumulated value to pay the total monthly charge, we deduct the amount that's available and send you, and anyone you've assigned your policy to, a notice telling you the minimum amount you have to pay to keep your policy in force. This minimum amount is equal to three times the monthly charge that was due on the monthly payment date when there was not enough accumulated value to pay the charge.

                       We'll give you a grace period of 61 days from when we send the notice to pay the required premium. Your policy will remain in force during the grace period.

                       If you do not make the minimum payment

                       If we do not receive your payment within the grace period, your policy will lapse with no value. This means we'll end your life insurance coverage.

Remember to tell us    If you make the minimum payment
if your payment is
a premium payment.     If we receive your payment within the grace period,
Otherwise, we'll       we'll allocate your net premium to the investment
treat it as a loan     options you've chosen and deduct the monthly charge
repayment.             from your investment options in proportion to the
                       accumulated value you have in each option.

                       If your policy is in danger of lapsing and you have an outstanding loan amount, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your policy's face amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your policy from lapsing, you'll have to repay a portion of your outstanding loan amount.

                       How to avoid future lapsing

                       To stop your policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.

                       Paying death benefit proceeds during the grace period

                       If the person insured by the policy dies during the grace period, we'll pay death benefit proceeds to your beneficiary. We'll reduce the payment by any unpaid monthly charges and any outstanding loan amount.

                       Reinstating a lapsed policy

                       If your policy lapses, you have five years from the end of the grace period but before the maturity date to apply for a reinstatement. We'll reinstate it if you send us the following:

                       . a written application

                       . evidence satisfactory to us that the person insured
                         by the policy is still insurable

                       . a premium payment sufficient to keep your policy in
                         force for three months after the day your policy is reinstated

                       . payment of all unpaid monthly charges that were due
                         in the grace period.

                       We'll reinstate your policy as of the first monthly payment date on or after the day we approve the reinstatement. When we reinstate your policy, its accumulated value will be the same as it was on the day your policy lapsed. We'll allocate it according to your most recent premium allocation instructions.

                       Reinstating a lapsed policy with an outstanding loan amount

                       If you had an outstanding loan amount when your policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your policy. There are special rules that apply to reinstating a policy with an outstanding loan amount:

                       . If we reinstate your policy on the first monthly
                         payment date that immediately follows the lapse, we'll also reinstate the loan amount that was outstanding the day your policy lapsed.

                       . If we reinstate your policy on any monthly payment
                         date other than the monthly payment date that immediately follows the lapse, we'll deduct the outstanding loan amount from your policy's accumulated value. This means you will no longer have an outstanding loan amount when your policy is reinstated.

YOUR INVESTMENT OPTIONS

                       This section tells you about the investment options available under your policy and how they work.

                       We put your premium payments in our general and
You can change your    separate accounts. We own the assets in our accounts
premium allocation     and allocate your premiums, less any charges, to the
instructions by        investment options you've chosen. Amounts allocated to
writing or sending     the fixed options are held in our general account.
a fax. If we have      Amounts allocated to the variable investment options
your completed         are held in our separate account.
telephone and
electronic             You choose your initial investment options on your
authorization form     application. If you choose more than one investment
on file, you can       option, you must tell us the dollar amount or
call us at 1-888-      percentage you want to allocate to each option. You can
595-6997 or submit     change your premium allocation instructions at any
a request              time.
electronically
through your           The investment options you choose, and how they
appointed agent. Or    perform, will affect your policy's accumulated value
you can ask your       and may affect the death benefit. Please review the
registered             investment options carefully and ask your registered
representative to      representative to help you choose the right ones for
contact us.            your goals and tolerance for risk. Make sure you
                       understand any costs you may pay directly and
You'll find            indirectly on your investment options because they will
information about      affect the value of your policy.
when we allocate
premium payments to
your investment
options in How
premiums work.

Your policy's
accumulated value
may be allocated to
up to 20 investment
options at any one
time.

                      ---------------------------------------------------------
Variable investment
options                You can choose from 31 variable investment options.
                       Each variable investment option is set up as a variable
Variable investment    account under our separate account and invests in a
options are also       corresponding portfolio of the Pacific Select Fund.
known as variable      Each portfolio invests in different securities and has
accounts. These        its own investment goals, strategies and risks. The
variable accounts      value of each portfolio will fluctuate with the value
are divisions of       of the investments it holds, and returns are not
our separate           guaranteed. Your policy's accumulated value will
account. We bear       fluctuate depending on the investment options you've
the direct             chosen. You bear the investment risk of any variable
operating expenses     investment options you choose.
of our separate
account. For more      The following chart is a summary of the Pacific Select
information about      Fund portfolios. You'll find detailed descriptions of
how these accounts     the portfolios in the Pacific Select Fund prospectus
work, see About        that accompanies this prospectus. There's no guarantee
PL&A.                  that a portfolio will achieve its investment objective.
                       You should read the fund prospectus carefully before investing.
Pacific Life is the
investment adviser
for the Pacific
Select Fund. They
oversee the
management of all
the fund's
portfolios, and
manage two of the
portfolios
directly. They've
retained other
portfolio managers
to manage the other
portfolios.

PORTFOLIO                INVESTMENT GOAL           THE PORTFOLIO'S                        PORTFOLIO
                                                   MAIN INVESTMENTS                       MANAGER

Blue Chip                Long-term growth of       Equity securities of "blue chip"       A I M Capital
                         capital. Current income   companies--typically large companies   Management, Inc.
                         is of secondary           that are well established in their
                         importance.               respective industries.


Aggressive Growth        Long-term growth of       Equity securities of small- and        A I M Capital
                         capital.                  medium-sized growth companies.         Management, Inc.



Aggressive Equity        Capital appreciation.     Equity securities of small emerging-   Alliance Capital
                                                   growth companies and medium-sized      Management L.P.
                                                   companies.



Emerging Markets         Long-term growth of       Equity securities of companies that    Alliance Capital
                         capital.                  are located in countries generally     Management L.P.
                                                   regarded as "emerging market"
                                                   countries.



Diversified Research     Long-term growth of       Equity securities of U.S. companies    Capital Guardian
                         capital.                  and securities whose principal markets Trust Company
                                                   are in the U.S.



Small-Cap Equity         Long-term growth of       Equity securities of smaller and       Capital Guardian
                         capital.                  medium-sized companies.                Trust Company




International Large-Cap  Long-term growth of       Equity securities of non-U.S.          Capital Guardian
                         capital.                  companies and securities whose         Trust Company
                                                   principal markets are outside of the
                                                   U.S.


Equity                   Capital appreciation.     Equity securities of large U.S.        Goldman Sachs
                         Current income is of      growth-oriented companies.             Asset Management
                         secondary importance.



I-Net Tollkeeper         Long-term growth of       Equity securities of companies which   Goldman Sachs
                         capital.                  use, support, or relate directly or    Asset Management
                                                   indirectly to use of the Internet.
                                                   Such companies include those in the
                                                   media, telecommunications, and
                                                   technology sectors.

Financial Services       Long-term growth of       Equity securities in the financial     INVESCO
                         capital.                  services sector. Such companies        Funds Group, Inc.
                                                   include banks, insurance companies,
                                                   brokerage firms and other finance-
                                                   related firms.


Health Sciences          Long-term growth of       Equity securities in the health        INVESCO
                         capital.                  sciences sector. Such companies        Funds Group, Inc.
                                                   include medical equipment or supplies,
                                                   pharmaceuticals, health care
                                                   facilities and other health sciences-
                                                   related firms.

Technology               Long-term growth of       Equity securities in the technology    INVESCO
                         capital.                  sector. Such companies include         Funds Group, Inc.
                                                   biotechnology, communications,
                                                   computers, electronics, Internet
                                                   telecommunications, networking,
                                                   robotics, video and other technology-
                                                   related firms.

Telecommunications       Long-term growth of       Equity securities in the               INVESCO
                         capital. Current income   telecommunications sector. Such as     Funds Group, Inc.
                         is of secondary           companies that offer telephone
                         importance.               service, wireless communications,
                                                   satellite communications, television
                                                   and movie programming, broadcasting
                                                   and Internet access.

Multi-Strategy           High total return.        A mix of equity and fixed income       J.P. Morgan
                                                   securities.                            Investment
                                                                                          Management Inc.



Equity Income            Long-term growth of       Equity securities of large and medium- J.P. Morgan
                         capital and income.       sized dividend-paying U.S. companies.  Investment
                                                                                          Management Inc.



Strategic Value          Long-term growth of       Equity securities with the potential   Janus Capital
                         capital.                  for long-term growth of capital.       Corporation

YOUR INVESTMENT OPTIONS

PORTFOLIO               INVESTMENT GOAL           THE PORTFOLIO'S                        PORTFOLIO
                                                  MAIN INVESTMENTS                       MANAGER

Growth LT               Long-term growth of       Equity securities of a large number of Janus Capital
                        capital consistent with   companies of any size.                 Corporation
                        the preservation of
                        capital.


Focused 30              Long-term growth of       Equity securities selected for their   Janus Capital
                        capital.                  growth potential.                      Corporation



Mid-Cap Value           Capital appreciation.     Equity securities of medium-sized U.S. Lazard Asset
                                                  companies believed to be undervalued.  Management



International Value     Long-term capital         Equity securities of companies of any  Lazard Asset
                        appreciation primarily    size located in developed countries    Management
                        through investment in     outside of the U.S.
                        equity securities of
                        corporations domiciled in
                        countries other than the
                        U.S.

Capital Opportunities   Long-term growth of       Equity securities with the potential   MFS Investment
                        capital.                  for long-term growth of capital.       Management



Mid-Cap Growth          Long-term growth of       Equity securities of medium-sized      MFS Investment
                        capital.                  companies believed to have above-      Management
                                                  average growth potential.



Global Growth           Long-term growth of       Equity securities of any size located  MFS Investment
                        capital.                  within and outside of the U.S.         Management



Equity Index            Investment results that   Equity securities of companies that    Mercury Advisors
                        correspond to the total   are included in the Standard & Poor's
                        return of common stocks   500 Composite Stock Price Index.
                        publicly traded in the
                        U.S.

Small-Cap Index         Investment results that   Equity securities of companies that    Mercury Advisors
                        correspond to the total   are included in the Russell 2000 Small
                        return of an index of     Stock Index.
                        small capitalization
                        companies.


REIT                    Current income and long-  Equity securities of U.S. and non-U.S. Morgan Stanley
                        term capital              companies principally engaged in the   Asset Management
                        appreciation.             U.S. real estate industry.



Inflation Managed       Maximize total return     Inflation-indexed bonds of varying     Pacific
 (formerly called       consistent with prudent   maturities issued by the U.S. and non  Investment
 Government Securities) investment management.    U.S. governments, their agencies and   Management
                                                  government sponsored enterprises, and  Company
                                                  corporations, forward contracts and
                                                  derivative instruments relating to
                                                  such securities.

Managed Bond            Maximize total return     Medium and high-quality fixed income   Pacific
                        consistent with prudent   securities with varying terms to       Investment
                        investment management.    maturity.                              Management
                                                                                         Company


Money Market            Current income consistent Highest quality money market           Pacific Life
                        with preservation of      instruments believed to have limited
                        capital.                  credit risk.



High Yield Bond         High level of current     Fixed income securities with lower and Pacific Life
                        income.                   medium-quality credit ratings and
                                                  intermediate to long terms to
                                                  maturity.



Large-Cap Value         Long-term growth of       Equity securities of large U.S.        Salomon Brothers
                        capital. Current income   companies.                             Asset Management
                        is of secondary                                                  Inc
                        importance.

An example             Calculating unit values
                       When you choose a variable investment option, we credit
You ask us to          your policy with accumulation units. The number of
allocate $6,000 to     units we credit equals the amount we've allocated
the Inflation          divided by the unit value of the variable account.
Managed investment     Similarly, the number of accumulation units in your
option on a            policy will be reduced when you make a transfer,
business day. At       withdrawal or loan from a variable investment option,
the end of that        and when your monthly charges are deducted.
day, the unit value
of the variable        The value of an accumulation unit is the basis for all
account is $15.        financial transactions relating to the variable
We'll credit your      investment options. We calculate the unit value for
policy with 400        each variable account once every business day, usually
units ($6,000          at or about 4:00 p.m. Eastern time.
divided by $15).

                       Generally, for any transaction, we'll use the next unit
The value of an        value calculated after we receive your written request.
accumulation unit      If we receive your written request before 4:00 p.m.
is not the same as     Eastern time, we'll use the unit value calculated as of
the value of a         the end of that business day. If we receive your
share in the           request on or after 4:00 p.m. Eastern time, we'll use
underlying             the unit value calculated as of the end of the next
portfolio.             business day.

For information        If a scheduled transaction falls on a day that is not a
about timing of        business day, we'll process it as of the end of the
transactions, see      next business day. For your monthly charge, we'll use
Pacific Select Exec    the unit value calculated on your monthly payment date.
II - NY basics.        If your monthly payment date does not fall on a
                       business day, we'll use the unit value calculated as of the end of the next business day.

                       The unit value calculation is based on the following:
                       . the investment performance of the underlying
                         portfolio
                       . any dividends or distributions paid by the underlying
                         portfolio
                       . any charges for any taxes that are, or may become,
                         associated with the operation of the variable account.

                       The unit value of a variable account will change with the value of its corresponding Pacific Select Fund portfolio. Changes in the unit value of a variable account will not change the number of accumulation units credited to your policy.

                       A look at performance
                       Performance information may appear in advertisements, sales literature, or reports to policy owners or prospective buyers.

                       Information about the performance of any variable account of the separate account reflects only the performance of a hypothetical policy. The calculations are based on allocating the hypothetical policy's accumulated value to the variable account during a particular time period.

                       Performance information is no guarantee of how a variable account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the fund in which the variable account invests, and the market conditions during the period of time that's shown.

                       We may show performance information in any way that's allowed under the law that applies to it. This may include presenting a change in accumulated value due to the performance of one or more variable accounts, or as a change in a policy owner's death benefit.

YOUR INVESTMENT OPTIONS

                       We may show performance as a change in accumulated value over time or in terms of the average annual compounded rate of return on accumulated value. This would be based on allocating premium payments for a hypothetical policy to a particular variable account over certain periods of time, including one year, or from the day the variable account started operating. If a portfolio has existed for longer than its corresponding variable account, we may also show the hypothetical returns that the variable account would have achieved had it invested in the portfolio from the day the portfolio started operating.

                       Performance may reflect the deduction of all policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different accumulated values.

                       Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the policy is surrendered and do not reflect any deduction of the surrender charge.

                       In our advertisements, sales literature and reports to policy owners, we may compare performance information for a variable account to:

                       . other variable life separate accounts, mutual funds,
                         or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

                       . the Consumer Price Index, to assess the real rate of
                         return from buying a policy by taking inflation into consideration.

                       Reports and promotional literature may also contain our rating or a rating of our claims-paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

You'll find more       Fees and expenses paid by the Pacific Select Fund
about Pacific          The Pacific Select Fund pays advisory fees and other
Select Fund fees       expenses. These are deducted from the assets of the
and expenses in An     fund's portfolios and may vary from year to year. They
overview of Pacific    are not fixed and are not part of the terms of your
Select Exec II -       policy. If you choose a variable investment option,
NY.                    these fees and expenses affect you indirectly because
                       they reduce portfolio returns. The fund is governed by its own Board of Trustees.

                      ---------------------------------------------------------
Fixed options          You can also choose from two fixed options: the Fixed
                       account and the Fixed LT account. The fixed options
The fixed options      provide a guaranteed minimum annual rate of interest.
are not securities,    The amounts allocated to the fixed options are held in
so they do not fall    our general account. We have contracted with Pacific
under any              Life to manage our general account assets, subject to
securities act. For    investment policies, objectives, directions and
this reason, the       guidelines established by our Board.
SEC has not
reviewed the           Here are some things you need to know about the fixed
disclosure in this     options:
prospectus about       . Accumulated value allocated to the fixed options
these options.           earns interest on a daily basis, using a 365-day
However, other           year. Our minimum annual interest rate is 3% during
federal securities       the first 10 policy years, and 3.3% thereafter.
laws may apply to      . We may offer a higher annual interest rate on the
the accuracy and         fixed options. If we do, we'll guarantee the higher
completeness of the      rate for one year.
disclosure about       . If we offer a higher annual interest rate on a fixed
these options.           option, we may also pay additional interest on
                         accumulated value in excess of $25,000 in that fixed
For more                 option. Ask your registered representative for
information about        current interest rates.
the general            . There are no investment risks or direct charges.
account, see About     . There are limitations on when and how much you can
PL&A.                    transfer from the fixed options. These limitations
                         are described below, in Transferring among investment
                         options.
                       . We may limit the total amount you allocate to the
                         Fixed LT account for all PL&A policies you own to
                         $1,000,000 in any 12-month period, and transfer any
                         amount over $1,000,000 to your other investment
                         options according to your most recent instructions.
                         We may increase the $1,000,000 limit at any time at
                         our sole discretion. You should contact us to find
                         out if a higher limit is in effect.
                      ---------------------------------------------------------
Transferring among
investment options     You can transfer among your investment options any time
                       during the life of your policy without triggering any
You can make           current income tax. You can make transfers by writing
transfers and use      to us, by making a telephone or electronic transfer, or
transfer programs      by signing up for one of our automatic transfer
only after the free    programs. You'll find more information about making
look transfer date.    telephone and electronic transfers in Pacific Select
For more               Exec II - NY basics.
information, please
see Pacific Select
Exec II - NY           Transfers will normally be effective as of the end of
basics.                the business day we receive your written, telephone or
                       electronic request.

                       Here are some things you need to know about making
You'll find more       transfers:
about the first        . Your policy's accumulated value may be invested in up
year transfer            to 20 investment options at one time.
program later in       . If you're making transfers between variable
this section.            investment options, there is no minimum amount
                         required and you can make as many transfers as you like.
                       . You can make transfers from the variable investment
                         options to the Fixed account at any time.
                       . You can make transfers from the variable investment
                         options to the Fixed LT account only in the policy month right before each policy anniversary.
                       . If you have transferred accumulated value out of the
                         fixed options, you must wait 90 days before making a transfer to the Fixed account. However, you can make transfers to the Fixed account any time during the first 18 months of your policy.
                       . You can only make one transfer from each fixed option
                         in any 12-month period, except if you've signed up for the first year transfer program.
                       . You can only transfer up to the greater of $5,000 or
                         25% of your policy's accumulated value in the Fixed account in any 12-month period, except for scheduled transfers under the first year transfer program.
                       . You can only transfer up to the greater of $5,000 or
                         10% of your policy's accumulated value in the Fixed
                         LT account in any 12-month period.

YOUR INVESTMENT OPTIONS

                       . Currently, there is no charge for making a transfer
                         but we may charge you in the future. You will always be permitted at least 12 free transfers per year.

                       . There is no minimum required value for the investment
                         option you're transferring to or from.

                       . You cannot make a transfer if your policy is in the
                         grace period and is in danger of lapsing.

                       . We can restrict or suspend transfers.

                       . We may choose to impose limits on transfer amounts,
                         the value of the investment options you're transferring to or from, or the number and frequency of transfers you can make.

                      ---------------------------------------------------------
Transfer programs      We offer three programs that allow you to make
                       automatic transfers of accumulated value from one investment option to another. Under the dollar cost averaging and portfolio rebalancing programs, you can transfer among the variable investment options. Under the first year transfer program, you can make transfers from the Fixed account to the Fixed LT account and the variable investment options.

Since the value of     Dollar cost averaging program
accumulation units     Our dollar cost averaging program allows you to make
can change, more       scheduled transfers of $50 or more between variable
units are credited     investment options without paying a transfer fee. It
for a scheduled        does not allow you to make transfers to or from either
transfer when unit     of the fixed options. Here's how the program works:
values are lower,
and fewer units        . You can set up this program at any time while your
when unit values         policy is in force.
are higher. This
allows you to
average the cost of    . You need to complete a request form to enroll in the
investments over         program. You may enroll by telephone or
time. Investing          electronically if you have a completed telephone and
this way does not        electronic authorization form on file.
guarantee profits
or prevent losses.     . You must have at least $5,000 in a variable
                         investment option to start the program.

                       . We'll automatically transfer accumulated value from
                         one variable investment option to one or more of the other variable investment options you've selected.

                       . We'll process transfers as of the end of the business
                         day on your policy's monthly, quarterly, semi-annual or annual anniversary, depending on the interval you've chosen. We will not make the first transfer until after the free look transfer date.

                       . We will not charge you for the dollar cost averaging
                         program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.

                       . We have the right to discontinue, modify or suspend
                         the program at any time.

                       . We'll keep making transfers at the intervals you've
                         chosen until one of the following happens:

                        . the total amount you've asked us to transfer has been
                          transferred

                        . there is no more accumulated value in the investment
                          option you're transferring from

                        . your policy enters the grace period and is in danger
                          of lapsing

                        . you tell us in writing to cancel the program

                        . we discontinue the program.

Because the portfolio  Portfolio rebalancing program
rebalancing program    As the value of the underlying portfolios changes, the
matches your           value of the allocations to the variable investment
original percentage    options will also change. The portfolio rebalancing
allocations, we may    program automatically transfers your policy's
transfer money from    accumulated value among the variable investment options
an investment          according to your original percentage allocations.
option with
relatively higher      Here's how the program works:
returns to one with
relatively lower       . You can set up this program at any time while your
returns.                 policy is in force.

                       . You enroll in the program by sending us a written
                         signed request or a completed automatic rebalancing form. You may enroll by telephone or electronically if you have a completed telephone and electronic authorization form on file.
                       . Your first rebalancing will take place on the monthly
                         payment date you choose. You choose whether we should make transfers quarterly, semi-annually or annually, based on your policy date.
                       . If you cancel this program, you must wait 30 days to
                         begin it again.
                       . You cannot use this program if you're already using
                         the dollar cost averaging program.
                       . We do not currently charge for the portfolio
                         rebalancing program or for transfers made under this program.
                       . We can discontinue, suspend or change the program at
                         any time.

This program allows    First year transfer program
you to average the     Our first year transfer program allows you to make
cost of investments    monthly transfers during the first policy year from the
over your first        Fixed account to the variable investment options or the
policy year.           Fixed LT account. It does not allow you to transfer
Investing this way     among variable investment options.
does not guarantee
profits or prevent     Here's how the program works:
losses.                . You enroll in the program when you apply for your
                         policy.
                       . You choose a regular amount to be transferred every
                         month for 12 months
                       . We make the first transfer on the day we allocate
                         your first premium to the investment options you've chosen. Each transfer will be made on the same day every month.
                       . If you sign up for this program, we'll waive the
                         usual transfer limit for the Fixed account during the first policy year.
                       . If we make the last transfer during the second policy
                         year, we will not count it toward the usual one transfer per year limit for the Fixed account.
                       . If the accumulated value in the Fixed account is less
                         than the amount to be transferred, we'll transfer the balance and then cancel the program.
                       . If there is accumulated value remaining in the Fixed
                         account at the end of the program, our usual rules for the fixed account will apply.
                       . We do not currently charge for the first year
                         transfer program or for transfers made under this program.

WITHDRAWALS, SURRENDERS AND LOANS



Making a               You can take out all or part of your policy's
withdrawal, taking     accumulated value while your policy is in force by
out a loan or          making withdrawals or surrendering your policy. You can
surrendering your      take out a loan from us using your policy as security.
policy can change      You can also use your policy's loan and withdrawal
your policy's tax      features to supplement your income, for example, during
status, generate       retirement.
taxable income, or
make your policy
more susceptible to
lapsing. Be sure to
plan carefully
before using these
policy benefits.

If you withdraw a
larger amount than
you've paid into
your policy, your
withdrawal may be
considered taxable
income.

For more
information, see
Variable life
insurance and your
taxes.

                      ---------------------------------------------------------
Making withdrawals     You can withdraw part of your policy's net cash
                       surrender value starting on your policy's first
You can choose to      anniversary. Here's how it works:
receive your
withdrawal in a        . You must send us a written request that's signed by
lump sum or use it       all owners.
to buy an income       . Each withdrawal must be at least $500, and the net
benefit. Please see      cash surrender value of your policy after the
the discussion           withdrawal must be at least $500.
about income
benefits in General    . If your policy has an outstanding loan amount, the
information about        maximum withdrawal you can take is the amount, if
your policy.             any, by which the cash surrender value just before
                         the withdrawal exceeds the outstanding loan amount
                         divided by 90%.
We will not accept
your request to        . We'll charge you $25 for each withdrawal you make.
make a withdrawal
if it will cause       . If you do not tell us which investment options to
your policy to           take the withdrawal from, we'll deduct the withdrawal
become a modified        and the withdrawal charge from all of your investment
endowment contract,      options in proportion to the accumulated value you
unless you've told       have in each option.
us in writing that
you want your          . The accumulated value, cash surrender value and net
policy to become a       cash surrender value of your policy will be reduced
modified endowment       by the amount of each withdrawal.
contract.
                       . If the person insured under the policy dies after
                         you've sent a withdrawal request to us, but before we've made the withdrawal, we'll deduct the amount of the withdrawal from any death benefit proceeds owing.

                       How withdrawals affect your policy's death benefit Making a withdrawal will affect your policy's death benefit in the following ways:

                       . if your policy's death benefit does not equal the
                         guideline minimum death benefit, the death benefit will decrease by the amount of your withdrawal.
                       . if your policy's death benefit equals the guideline
                         minimum death benefit, the death benefit may decrease by more than the amount of your withdrawal.

                       How withdrawals affect your policy's face amount
                       If you've chosen death benefit Option B or Option C, making a withdrawal does not reduce your policy's face amount.

                       If you've chosen death benefit Option A, a withdrawal may reduce your face amount. The face amount will be reduced by the amount, if any, by which the face amount exceeds the death benefit immediately before the withdrawal, minus the amount of the withdrawal. If there have been prior increases in face amount, the original face amount and any increase(s) in face amount will be reduced proportionately.

                      ---------------------------------------------------------

Taking out a loan      You can borrow money from us any time while your policy
                       is in force either by sending us a request in writing,
The amount in the      over the telephone or electronically. You'll find more
loan account, plus     information about requesting a loan by telephone or
any interest you       electronically in Pacific Select Exec II - NY basics.
owe, is referred to
throughout this
prospectus as your     When you borrow money from us, we use your policy's
outstanding loan       accumulated value as security. You pay interest on the
amount. Your policy    amount you borrow. The accumulated value set aside to
refers to this         secure your loan also earns interest. Here's how it
amount as policy       works:
debt.
                       . To secure the loan, we transfer an amount equal to
Taking out a loan        the amount you're borrowing from your accumulated
will affect the          value in the investment options to the loan account.
growth of your           We'll transfer this amount from your investment
policy's                 options in proportion to the accumulated value you
accumulated value,       have in each option, unless you tell us otherwise.
and may affect the     . Interest owing on the amount you've borrowed accrues
death benefit.           daily at an annual rate of 3.55%. Interest that has
                         accrued during the policy year is due on your policy
An example               anniversary. If you do not pay the interest when it's
For a policy with:       due, we'll add it to the amount of your loan and
 . accumulated value      begin accruing interest on it from the day it was
  of $100,000            due. We'll also transfer an amount equal to the
 . an outstanding         interest that was due, from your policy's accumulated
  loan amount of         value to the loan account. We'll transfer this amount
  $60,000                from your investment options in proportion to the
 . a most recent          accumulated value you have in each option, unless you
  monthly charge of      tell us otherwise.
  $225
                       . The amount in the loan account earns interest daily
The maximum amount       at an annual rate of 3% during the first 10 policy
you can borrow           years, and 3.3% thereafter. On your policy
during policy years      anniversary, we transfer the interest that's been
1 through 10 is the      credited to the loan account proportionately to your
greater of:              investment options according to your most recent
                         allocation instructions.
$25,500
((90% X ($100,000 -    How much you can borrow
 $5,000)) -            The minimum amount you can borrow is $200. You can
 $60,000)              borrow up to the larger of the following amounts:

or                     . 90% of the accumulated value in the investment
                         options, less any surrender charges that would apply
$31,809.75               if you surrendered your policy on the day you took
(a X (b / c)) - d,       out the loan.
where:                 . the result of a X (b / c) - d, where:

a = $92,300             a = the accumulated value of your policy less any
    ($100,000 -             surrender charges that would have applied if you
    $5,000 - ($12 X         surrendered your policy on the day you took out the
    $225))                  loan, and less 12 times the most recent monthly
b = 1.03                    charge
c = 1.0355              b = 1.03 during policy years 1 through 10, and
d = $60,000)                1.033 during policy year 11 and thereafter
                        c = 1.0355
The maximum amount      d = any outstanding loan amount.
you can borrow
during policy year     Paying off your loan
11 and thereafter      You can pay off all or part of the loan any time while
is the greater of:     your policy is in force. Unless you tell us otherwise,
                       we'll generally transfer any loan payments you make
                       proportionately to your investment options according to
$25,500                your most recent allocation instructions. We may,
((90% X ($100,000 -    however, first transfer any loan payments you make to
 $5,000)) -            the fixed options, up to the amount originally
 $60,000)              transferred from the fixed options to the loan account.
                       We'll then transfer any excess amount to your variable
or                     investment options according to your most recent
                       allocation instructions.
$32,077.16
(a X (b / c)) - d,     While you have an outstanding loan, we'll treat any
where:                 money you send us as a loan payment unless you tell us
a = $92,300            otherwise in writing.
    ($100,000 -
    $5,000 - ($12 X
    $225))
b = 1.033
c = 1.0355
d = $60,000)

WITHDRAWALS, SURRENDERS AND LOANS

Your outstanding       What happens if you do not pay off your loan
loan amount could      If you do not pay off your loan, we'll deduct the
result in taxable      amount in the loan account, including any interest you
income if you          owe, from one of the following:
surrender your
policy, if your        . the death benefit proceeds before we pay them to your
policy lapses, or        beneficiary
if your policy is a    . the cash surrender value if you surrender your policy
modified endowment     . the amount we refund if you exercise your right to
contract. You            cancel
should talk to your    . the endowment benefit if your policy matures.
tax advisor before
taking out a loan      Taking out a loan, whether or not you repay it, will
under your policy.     have a permanent effect on the value of your policy.
See Taking out a       For example, while your policy's accumulated value is
loan in Variable       held in the loan account, it will miss out on the
life insurance and     potential earnings available through the variable
your taxes.            investment options. The amount of interest you earn on
                       the loan account may be less than the amount of interest you would have earned from the fixed options.
                       These could lower your policy's accumulated value, which could reduce the amount of the death benefit.

                       When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your outstanding loan amount, there is not enough accumulated value in your policy to cover the policy charges, your policy could lapse. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing.

                      ---------------------------------------------------------
Ways to use your       You can use your policy's loan and withdrawal features
policy's loan and      to supplement your income, for example, during
withdrawal             retirement.
features
                       Using your policy to supplement your income does not
If you're              change your rights or our obligations under the policy.
interested in          The terms for loans and withdrawals described in this
using your life        prospectus remain the same.
insurance policy
to supplement your     Here are some things you should consider when setting
retirement income,     up an income stream:
please contact us
for more               . the rate of return you expect to earn on your
information.             investment options
                       . how long you would like to receive regular income
We can provide you     . the amount of accumulated value you want to maintain
with illustrations       in your policy.
that give you
examples of how        Understanding the risks
this could affect      Setting up an income stream may not be suitable for all
the accumulated        policy owners. It's important to understand the risks
value, net cash        that are involved in using your policy's loan and
surrender value        withdrawal features.
and death benefit
of your policy         You must always leave enough accumulated value in your
based on different     policy to help ensure your policy will continue to
hypothetical gross     qualify as life insurance and will not lapse. Your
rates of return.       policy will lapse if there is not enough accumulated
We will not use a      value, after subtracting any outstanding loan amount,
higher rate than       to cover the monthly charge on the day we make the
12%, and will          deduction and the grace period expires. If your policy
always compare it      lapses, we'll end your life insurance coverage.
with a rate of 0%
based on               There are also charges associated with reinstating a
guaranteed             lapsed policy.
insurance costs.
                       You should consult with your financial adviser and
The hypothetical       carefully consider how much you can withdraw and borrow
rates of return        from your policy each year to set up your income
are illustrative       stream.
of past or future
results. Policy        Remember that the performance of your investment
values and             options also affects your policy's accumulated value.
benefits would be      Poor performance can increase the danger of your policy
different from         lapsing. And as the cost of insurance generally
those shown in the     increases with the age of the person insured by the
illustrations if:      policy, this can also reduce the accumulated value.

 . the gross annual
  rates of return
  are different
  from the
  hypothetical
  rates

 . premiums were not
  paid as
  illustrated

 . loan interest was
  paid when due.

You can also ask       In addition, you should carefully review the policy
for accompanying       statements we send you. Your statements will allow you
charts and graphs      to monitor your policy's accumulated value, less your
that compare           outstanding loan amount, to ensure your policy can
results from           continue to support the income stream you have chosen.
various retirement
strategies.            If your policy lapses or you surrender your policy
                       after you have taken out a loan, you could face
You can ask your       significant income tax liability in the year of the
registered             lapse or surrender. Any outstanding loan amount will
representative for     automatically be repaid when your policy lapses or you
illustrations          surrender your policy. You could be taxed to the extent
showing how policy     that the net surrender value plus the outstanding loan
charges may affect     amount repaid exceeds the cost basis of your policy.
existing
accumulated value
and how future         Interest on a loan is due to us on each policy
withdrawals and        anniversary. If we do not receive the interest when
loans may affect       due, we'll add it to the outstanding loan amount and
the accumulated        begin accruing interest on it from the day it was due.
value and death        This has a compounding effect and can add to your
benefit.               income tax liability.

                       If the person insured by the policy dies, we'll deduct
Tax issues are         any outstanding loan amount from the death benefit.
described in detail    This means the death benefit proceeds will be less than
in Variable            the death benefit and may be less than the face amount.
insurance and your
taxes.

                      ---------------------------------------------------------
Surrendering your      You can surrender or cash in your policy at any time
policy                 while the person insured by the policy is still living.
                       Your policy's cash surrender value is its accumulated
You can choose to      value less any surrender charge that applies. The net
receive your money     cash surrender value equals your policy's cash
in a lump sum or       surrender value after deducting any outstanding loan
use it to buy an       amount.
income benefit.
Please see the         Here are some things you need to know about
discussion about       surrendering your policy:
income benefits in
General information    . You must send us your policy and a written request.
about your policy.     . We'll send you the policy's net cash surrender value.
                         If you surrender your policy during the first 10
If you increase          policy years, we'll deduct a surrender charge that
your policy's face       helps cover our costs for underwriting, issuing and
amount, we'll send       distributing our policies.
you a supplemental     . Your policy's surrender charge is based on the
schedule of              initial face amount of your policy and will never be
benefits that shows      greater than the maximum surrender charge. The
the surrender            maximum surrender charge is calculated at a rate that
charge associated        is based on the age and risk class of the person
with the increase.       insured by the policy, and each $1,000 of initial
                         face amount.
                       . There's no surrender charge on the initial face
                         amount after 10 policy years.
                       . We guarantee the surrender charge rates will not
                         increase.
                       . If you increase your policy's face amount, each
                         increase has a surrender charge and maximum surrender charge, based on the amount of the increase, for 10 years.
                       . If you decrease the face amount, the decrease will
                         not affect your policy's surrender charge or maximum surrender charge.

WITHDRAWALS, SURRENDERS AND LOANS

                      ---------------------------------------------------------
A table of             How we calculate the surrender charge
surrender charges      The surrender charge and the maximum surrender charge
for your policy        are assessed against your policy's accumulated value.
will be shown in       They are based on the age and risk class of the person
your policy            insured by the policy for each $1,000 of the initial
specification          face amount of your policy.
pages.
                       The amount of the surrender charge does not change
Sample rates for       during the first policy year. Starting on the first
the surrender          policy anniversary, we reduce the charge by 0.9259%
charge and the         each month until it reaches zero at the end of
maximum surrender      10 policy years.
charge appear in
Appendix A.            The maximum surrender charge does not change during the
                       first 10 policy years, and then is reduced to zero at
An example             the end of the 10th policy year. The maximum surrender
For a policy:          charge on the initial face amount of your policy will
 . that insures a       never be more than $32.752 per $1,000 of initial face
  male non-smoker      amount.
  who is age 45
  when the policy
  is issued
 . with an initial
  face amount of
  $350,000.

The surrender
charge is:

 . $8,757.00 in the
  first policy year
  (($350,000 /
  $1,000) X 25.02)
 . $2,919.16 at the
  end of the
  seventh policy
  year ($8,757.00 -
  ($8,757.00 X
  .9259% X 72
  months))

We will never
deduct more than
the maximum
surrender charge,
which is $4,426.10

                      ---------------------------------------------------------
Benefits at maturity   If the insured is living on your maturity date, we will
                       pay you an endowment benefit equal to your accumulated value, less any outstanding loan amount.

                       Payment of your endowment benefit will usually be made within 7 days of your policy anniversary. Payments may be postponed in certain circumstances. See Timing of payments, forms and requests.

GENERAL INFORMATION ABOUT YOUR POLICY

                       This section tells you some additional things you should know about your policy.

                      ---------------------------------------------------------
Income benefit         If you surrender or make a withdrawal from your policy,
                       or your policy matures, you can use the money to buy an income benefit that provides a monthly income. Your policy's beneficiary can use death benefit proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

                       The following is one income benefit available under the Pacific Select Exec II-NY policy:

                       . The income benefit is based on the life of the person
                         receiving the income. If the policy owner is buying the income benefit, monthly income will be based on the owner's life. If the policy's beneficiary buys the income benefit, monthly income will be based on the beneficiary's life.
                       . We'll pay a monthly income for at least 10 years
                         regardless of whether the person receiving the income is still alive.
                       . After 10 years, we'll only pay the monthly income for
                         as long as the person receiving it is still alive.
                       . The minimum monthly income benefit calculated must be
                         at least $100.
                       . For this income benefit, the amount you receive will
                         always be at least as much as the amount guaranteed by your policy.

                      ---------------------------------------------------------
Reduced Paid-Up        You may use the net cash surrender value of your policy
Benefit                to purchase guaranteed fixed paid-up insurance on the
                       life of the person insured by the policy. You may choose to do this at any time while the policy is in force.

                       If you convert your policy, your policy and any riders attached to it will terminate and the net cash surrender value will be transferred to our general account. The amount of paid-up insurance is determined by applying the net cash surrender value as the net single premium based upon the insured's age and risk class, 1980 CSO mortality table, and 3% interest. Any riders attached to the policy will terminate at the time of conversion.

                      ---------------------------------------------------------
Substituting the       Starting on your policy's first anniversary, you can
person insured by      apply to substitute the person insured by your policy.
your policy            You must apply in writing and we must receive
                       satisfactory evidence of insurability of the new person
If you substitute      to be insured by the policy. You can only add riders on
the person insured     the new person insured by the policy if we approve the
by the policy,         addition of the riders.
we'll send you a
revised schedule of    The substitution will become effective on the first
benefits.              monthly payment date after we approve your request. We
                       may have to adjust the face amount, accumulated value, surrender charge and policy charges to reflect the substitution.

                       We can refuse your request to substitute if, among other reasons:

                       . we would be required to end the policy in order to
                         comply with new guideline premium limits under tax law
                       . we would be required to make distributions from your
                         policy's accumulated value that are greater than the net cash surrender value.

GENERAL INFORMATION ABOUT YOUR POLICY

                      ---------------------------------------------------------
Paying the death       If the person insured by the policy commits suicide
benefit in the case    within two years of the policy date, death benefit
of suicide             proceeds will be the total of all premiums you've paid,
                       less any outstanding loan amount and any withdrawals you've made.

                       If you've substituted the person insured by the policy and that person commits suicide within two years of the day the substitution was made, we'll calculate death benefit proceeds differently. Proceeds will be limited to the net cash surrender value of your policy as of the day the substitution was made, less any increase in any outstanding loan amount, any withdrawals you've made, and any dividends we've paid in cash, since the day the substitution was made.

                      ---------------------------------------------------------
Replacement of life    The term replacement has a special meaning in the life
insurance or           insurance industry. Before you make a decision to buy,
annuities              we want you to understand what impact a replacement may
                       have on your existing insurance policy.

                       A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

                       . lapsed, forfeited, surrendered or partially
                         surrendered, assigned to the replacing insurer, or otherwise terminated
                       . converted to reduced paid-up insurance, continued as
                         extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values
                       . amended to effect either a reduction in benefits or
                         in the term for which coverage would otherwise remain in force or for which benefits would be paid
                       . reissued with any reduction in cash value, or . pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

                       There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

                      ---------------------------------------------------------
Errors on your         If the age of the person insured by your policy is
application            stated incorrectly on your application, the death
                       benefit under your policy will be the greater of the following:

                       . the amount of death benefit that would be purchased
                         by the most recent cost of insurance charge for the correct age or
                       . the guideline minimum death benefit for the correct
                         age.

                       We'll adjust the accumulated value by recalculating all previous cost of insurance charges and other monthly deductions based on the correct age.

                      ---------------------------------------------------------
Contesting the         We have the right to contest the validity of your
validity of your       policy for two years from the policy date. Once your
policy                 policy has been in force for two years from the policy
                       date during the lifetime of the person insured by the policy, we generally lose the right to contest its validity.

                       We also have the right to contest the validity of a policy that you reinstate for two years from the day that it was reinstated. Once your reinstated policy has been in force for two years from the reinstatement date during the lifetime of the person insured by the policy, we generally lose the right to contest its validity. During this period, we may contest your policy only if there is a material misrepresentation on your application for reinstatement.

                       We have the right to contest the validity of an increase in the face amount of a policy for two years from the day the increase becomes effective. Once the increased face amount has been in force for two years during the lifetime of the person insured by the policy, we generally lose the right to contest its validity.

                       We also have the right to contest the validity of a policy if there has been a substitution to the person insured by the policy. We can contest a policy's validity for two years from the day the substitution becomes effective. Once the substitution has been in force for two years during the lifetime of the person insured by the policy, we generally lose the right to contest its validity.

                       Regardless of the above, we can contest the validity of your policy for failure to pay premiums at any time. The policy will terminate upon successful contest with respect to the person insured by the policy.

                      ---------------------------------------------------------
Assigning your         You can assign your policy as collateral to secure a
policy as              loan, mortgage, or other kind of debt. Here's how it
collateral             works:

Assigning a policy     . An assignment does not change the ownership of the
that's a modified        policy.
endowment contract     . After the policy has been assigned, your rights and
may generate             the rights of your beneficiary will be subject to the
taxable income and       assignment. The entire policy, including any income
a 10% penalty tax.       benefit, rider, benefit and endorsement, will also be
                         subject to the assignment.
                       . We're not responsible for the validity of any
                         assignment.
                       . We must receive a copy of the original assignment
                         before we'll consider it binding.
                       . Unless otherwise provided, the person or organization
                         you assign your policy to may exercise the rights under the policy, except the right to change the policy owner or the beneficiary or the right to choose a monthly income benefit.

                      ---------------------------------------------------------
Non-participating      This policy will not share in any of our surplus
                       earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES

                       This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It's based on the Internal Revenue Code (the tax code) and does not cover any state or local tax laws.

The tax                This is not a complete discussion of all federal income
consequences of        tax questions that may arise under the policy. There
owning a policy or     are special rules that we do not include here that may
receiving proceeds     apply in certain situations.
from it may vary by
jurisdiction and       We do not know whether the current treatment of life
according to the       insurance policies under current federal income tax or
circumstances of       estate or gift tax laws will continue. We also do not
each owner or          know whether the current interpretations of the laws by
beneficiary.           the IRS or the courts will remain the same. Future
                       legislation may adversely change the tax treatment of
Speak to a             life insurance policies, other tax consequences
qualified tax          described in this discussion or tax consequences that
adviser for            relate directly or indirectly to life insurance
complete               policies.
information about
federal, state and
local taxes that       Several bills recently have been introduced in Congress
may apply to you.      that would significantly change or repeal the current
                       federal estate tax system. Also, the Bush
                       Administration's Fiscal Year 2002 Tax Relief Proposal contains a proposal to completely repeal the federal estate tax by the year 2009. If you are considering the purchase of the policy to help pay federal estate taxes at death, consult with your tax advisor.

                       We do not make any guarantees about the tax status of your policy, and you should not consider the discussion that follows to be tax advice.

                      ---------------------------------------------------------
Tax treatment of       Definition of life insurance
life insurance         We believe that the policy qualifies as life insurance.
policies               That means it will receive the same tax advantages as a
                       conventional fixed life insurance policy. The two main
In order to qualify    tax advantages are:
as a life insurance
contract for           . In general, your policy's beneficiary will not be
federal income tax       subject to federal income tax when he or she receives
purposes, the            the death benefit proceeds. This is true regardless
policy must meet         of whether the beneficiary is an individual,
the statutory            corporation, or other entity.
definition of life     . You'll generally not be taxed on your policy's
insurance.               accumulated value unless you receive a cash
                         distribution when the policy matures, or by making a
Death benefits may       withdrawal, surrendering your policy, or in some
be excluded from         instances, taking a loan from your policy.
income under
Section 101(a) of      The tax laws defining life insurance, however, do not
the tax code.          cover all policy features. Your policy may have
                       features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address many issues concerning the treatment of substandard risk policies and policies with term insurance on the person insured by the policy. We can make changes to your policy if we believe the changes are needed to ensure that your policy continues to qualify as a life insurance contract.

                       The tax code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

                       The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your policy qualifies as a life insurance contract.

Section 817(h) of      Diversification rules and ownership of the
the tax code           separate account
describes the          Your policy will not qualify for the tax benefit of a
diversification        life insurance contract unless the separate account
rules.                 follows certain rules requiring diversification of
                       investments underlying the policy. In addition, the IRS
For more               requires that the policyholder does not have control
information about      over the underlying assets.
diversification
rules, please see
Managing the           The Treasury Department has announced that the
Pacific Select Fund    diversification rules "do not provide guidance
in the accompanying    concerning the circumstances in which it will treat an
Pacific Select Fund    investor, rather than the insurance company, as the
prospectus.            owner of the assets in a separate account." The IRS
                       treats a variable policy owner as the owner of separate account assets if he or she has the ability to exercise investment control over them. Owners of the assets are taxed on any income or gains the assets generate.
                       Although the Treasury Department announced several years ago that it would provide further guidance on the issue, it had not done so when we wrote this prospectus.

                       The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible the IRS would treat you as the owner of your policy's proportionate share of the assets of the separate account.

                       We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the fund's portfolios will be able to operate as currently described in the prospectus, or that the fund will not have to change any portfolio's investment objective or policies. We can modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the separate account.

Policy exchanges       Policy exchanges
fall under Section     If you exchange your policy for another one that
1035(a) of the tax     insures the same person, it generally will be treated
code.                  as a tax-free exchange and, if so, will not result in
                       the recognition of gain or loss. If the person insured by the policy is changed, the exchange will be treated as a taxable exchange.

                       Change of ownership
                       You may have taxable income if you transfer ownership of your policy, sell your policy, or change the ownership of it in any way.

There are special      Corporate owners
rules for              There are special tax issues for corporate owners:
corporate-owned
policies. You          . using your policy to fund deferred compensation
should consult your      arrangements for employees has special tax
tax adviser.             consequences

Section 59A of the     . corporate ownership of a policy may affect your
tax code deals with      liability under the alternative minimum tax and the
the environmental        environmental tax.
tax.

VARIABLE LIFE INSURANCE AND YOUR TAXES

                      ---------------------------------------------------------
Conventional life      The tax treatment of your policy will depend upon
insurance policies     whether it is a type of contract known as a modified
                       endowment contract. We describe modified endowment
Under Section 7702A    contracts later in this section. If your policy is not
of the tax code,       a modified endowment contract, it will be treated as a
policies that are      conventional life insurance policy and will have the
not classified as      following tax treatment:
modified endowment
contracts are taxed    Surrendering your policy or policy maturity
as conventional        When you surrender, or cash in, your policy, or your
life insurance         policy matures, you'll generally be taxed on the
policies.              difference, if any, between the cash surrender value
                       and the cost basis in your policy.
The cost basis in
your policy is         Making a withdrawal
generally the          If you make a withdrawal after your policy has been in
premiums you've        force for 15 years, you'll only be taxed on the amount
paid plus any          you withdraw that exceeds the cost basis in the policy.
taxable
distributions less     Special rules apply if you make a withdrawal within the
any withdrawals or     first 15 policy years and it's accompanied by a
premiums previously    reduction in benefits. In this case, there is a special
recovered that were    formula under which you may be taxed on all or a
not taxable.           portion of the withdrawal amount.

                       Taking out a loan
                       If you take out a loan, you will not pay tax on the loan amount unless your policy is surrendered, matures or lapses and you have not repaid your outstanding loan amount. The interest you pay, or that's accrued, on a loan is generally nondeductible. Ask your tax adviser for more information.

                       Loans and corporate-owned policies
                       If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest payable on loan proceeds. If the taxpayer is an entity that's a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity's deductions for loan interest may be disallowed, even though this interest may relate to debt that's completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.

                      ---------------------------------------------------------
Modified endowment     A modified endowment contract is a special type of life
contracts              insurance policy. If your policy is a modified
                       endowment contract, it will have the tax treatment
Section 7702A of       described below. Any distributions you receive during
the tax code           the life of the policy are treated differently than
defines a class of     under conventional life insurance policies.
life insurance         Withdrawals, loans, pledges, assignments and the
policies known as      surrender or maturity of your policy are all considered
modified endowment     distributions and may be subject to tax on an income-
contracts. Like        first basis and a 10% penalty.
other life
insurance policies,    When a policy becomes a modified endowment contract
the death benefit      A life insurance policy becomes a modified endowment
proceeds paid to       contract if, at any time during the first seven policy
your beneficiary       years, the sum of actual premiums paid exceeds the
generally are not      seven-pay limit. The seven-pay limit is the cumulative
subject to federal     total of the level annual premiums (or seven-pay
income tax and your    premiums) required to pay for the policy's future death
policy's               and endowment benefits.
accumulated value
grows on a tax-
deferred basis
until you receive a
cash distribution.

If there is a
material change to
your policy, like a
change in the death
benefit, we may
have to retest your
policy and restart
the seven-pay
premium period to
determine whether
the change has
caused the policy
to become a
modified endowment
contract.

                       For example, if the seven-pay premiums were $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a Pacific Select
                       Exec II - NY policy may or may not be a modified endowment contract, depending on the amount of premiums paid during the policy's first seven contract years or after a material change has been made to the policy.

                       Surrendering your policy or policy maturity
                       If you surrender your policy or it matures, you're taxed on the amount by which the cash surrender value exceeds the cost basis in the policy.

                       Making a withdrawal or taking out a loan
                       If you make a withdrawal or take out a loan from a modified endowment contract, you're taxed on the amount of the withdrawal or loan that's considered income, including all previously non-taxed gains. Income is the difference between the cash surrender value and the cost basis in your policy. It's unclear whether interest paid, or accrued, on a loan is considered interest for federal income tax purposes. If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest payable on loan proceeds. You should consult your tax adviser.

                       All modified endowment contracts we or our affiliates issue to you in a calendar year are treated as a single contract when we calculate whether a distribution amount is subject to tax.

                       10% penalty tax
                       If any amount you receive from a modified endowment contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount.

                       A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

                       . you're at least 59 1/2 years old
                       . you're receiving an amount because you've become
                         disabled
                       . you're receiving an amount that's part of a series of
                         substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your beneficiaries.

                       Distributions before a policy becomes a modified endowment contract
                       If your policy fails the seven-pay test and becomes a modified endowment contract, any amount you receive or are deemed to have received during the two years before it became a modified endowment contract may be taxable. The distribution would be treated as having been made in anticipation of the policy's failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

                      ---------------------------------------------------------
Policy riders          Accelerated living benefits rider
                       Amounts received under this rider should be generally
Please see the         excluded from taxable income under Section 101(g) of
discussion of          the tax code.
optional riders in
The death benefit.     Benefits under the rider will be taxed, however, if
                       they are paid to someone other than a person insured by
Please consult with    the policy, and the person insured by the policy:
your tax adviser if
you want to            . is a director, officer or employee of the person
exercise your            receiving the benefit, or
rights under this      . has a financial interest in a business of the person
rider.                   receiving the benefit.

                       In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet technical aspects of the definition of "life insurance contract" under the tax code. We may reserve the right (but are not obligated) to modify the rider to conform under tax code requirements.

ABOUT PL&A

                       Pacific Life & Annuity Company is a life insurance company based in Arizona. Our operations include life insurance, annuity and institutional products, group life and health insurance and various other insurance products and services. At the end of 2000, we had total assets of $461.7 million.

                       PL&A is authorized to conduct life insurance and annuity business in Arizona, New York and certain other states. Our principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.

                      ---------------------------------------------------------
How we're organized    PL&A was incorporated in 1982 under the name of Pacific
                       Financial Life Insurance Company. We merged with
                       Pacific Financial Life Insurance Company of Arizona and assumed the name PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, PL&A.

                      ---------------------------------------------------------
How policies are
administered           Pacific Life Insurance Company administers the policies
                       sold under this prospectus. At the end of 2000, Pacific
                       Life had over $124.6 billion of individual life insurance and total admitted assets of approximately
                       $51.7 billion. It is ranked the 14th largest life insurance carrier in the U.S. in terms of 2000 admitted assets.

                       The Pacific Life family of companies has total assets under management of $335.9 billion. Pacific Life's principal office is at 700 Newport Center Drive, Newport Beach, CA 92660.

                      ---------------------------------------------------------
How policies are       Pacific Select Distributors, Inc. (PSD), our affiliate,
distributed            is the distributor of our policies. PSD is located at
                       700 Newport Center Drive, Newport Beach, California
                       92660.

                       PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers (NASD). We pay PSD for its services as our distributor.

                       The policies are sold by registered representatives of broker-dealers who have signed agreements with us and PSD. Registered representatives must be licensed to sell variable life insurance under the state insurance and securities regulations that apply. Broker-dealers must be registered with the SEC.

                       How we pay broker-dealers
                       We pay broker-dealers commission for promoting, marketing and selling our policies. Broker-dealers pay a portion of the commission to their registered representatives, under their own arrangements.

A target premium is    Commissions are based on "target" premiums we
a hypothetical         determine. The commission we pay will vary with the
premium that is        agreement, but the most common schedule of commissions
used only to           we pay is:
calculate
commissions. It        . 55% of premiums paid up to the first target premium
varies with the          in the first policy year
death benefit          . 4% of premiums paid up to the first target premium
option you choose,       after the first policy year
the age of the         . 4% of the premiums paid under targets 2-10
person insured by      . 2% of premiums paid in excess of the 10th target
the policy on the        premium.
policy date, and
the gender (unless
unisex rates are
required) and risk
class of the person
insured by the
policy.

                       We may pay broker-dealers an annual renewal commission
                       of up to 0.20% of a policy's accumulated value less any
A policy's target      outstanding loan amount. We calculate the renewal
premium will be        amount monthly and it becomes payable on each policy
less than the          anniversary.
policy's guideline
level premiums.        We may also pay override payments, expense and
                       marketing allowances, bonuses, wholesaler fees and training allowances.

                       Registered representatives who meet certain sales levels can qualify for sales incentives programs we sponsor. We may also pay them non-cash compensation like expense-paid trips, expense-paid educational seminars, and merchandise. They can choose to receive their compensation on a deferred basis.

                      ---------------------------------------------------------
How our accounts       We own the assets in our general account and our
work                   separate account. We allocate your net premiums to
                       these accounts according to the investment options you've chosen.

                       General account
We can provide you     Our general account includes all of our assets, except
with reports of our    for those held in our separate accounts. We guarantee
ratings as an          you an interest rate for up to one year on any amount
insurance company      allocated to the fixed options. The rate is reset
and our ability to     annually. The fixed options are part of our general
pay claims with        account, which we may invest as we wish, according to
respect to our         any laws that apply. We'll credit the guaranteed rate
general account        even if the investments we make earn less. Our ability
assets.                to pay these guarantees is backed by our strength as a
                       company.

                       The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the fixed options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the fixed options.

                       Separate account

                       Amounts allocated to the variable investment options
You'll find the        are held in our separate account. The assets in this
audited                account are kept separate from the assets in our
consolidated           general account and our other separate accounts, and
financial              are protected from our general creditors.
statements for PL&A
later in this          The separate account was established on September 24,
section of the         1998 under Arizona law under the authority of our Board
prospectus. We         of Directors. It's registered with the SEC as a type of
include these          investment company called a unit investment trust. The
financial              SEC does not oversee the administration or investment
statements to show     practices or policies of the account.
our strength as a
company and our        The separate account is divided into variable accounts.
ability to meet our    Each variable account invests in shares of a designated
obligations under      portfolio of the Pacific Select Fund. We may add
the policies.          variable accounts that invest in other portfolios of
                       the fund or in other securities.
The separate
account is not the     We're the legal owner of the assets in the separate
only investor in       account, and pay its operating expenses. The separate
the Pacific Select     account is operated only for our variable life
Fund. Investment in    insurance policies. We must keep enough money in the
the fund by other      account to pay anticipated obligations under the
separate accounts      insurance policies funded by the account, but we can
for variable           transfer any amount that's more than these anticipated
annuity contracts      obligations to our general account. Some of the money
and variable life      in the separate account may include charges we collect
insurance contracts    from the account and any investment results on those
could cause            charges.
conflicts. For more
information, please    We cannot charge the assets in the separate account
see the Statement      attributable to our reserves and other liabilities
of Additional          under the policies funded by the account with any
Information for the    liabilities from our other business.
Pacific Select
Fund.

ABOUT PL&A


                       Similarly, the income, gains or losses, realized or unrealized, of the assets of any variable account belong to that variable account and are credited to or charged against the assets held in that variable account without regard to our other income, gains or losses.

                       Making changes to the separate account
                       We can add, change or remove any securities that the separate account or any variable account holds or buys, as long as we comply with the laws that apply.

                       We can substitute shares of one Pacific Select Fund portfolio with shares of another portfolio or fund if:

                       . any portfolio is no longer available for investment
                       . our management believes that a portfolio is no longer
                         appropriate in view of the purposes of the policy.

                       We'll give you any required notice or receive any required approval from policy owners or the SEC before we substitute any shares. We'll comply with the filing or other procedures established by insurance regulators as required by law.

                       We can add new variable accounts, which may include additional subaccounts of the separate account, to serve as investment options under the policies. These may be managed separate accounts or they may invest in a new portfolio of the fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

                       We can add new variable accounts when we believe that it's warranted by marketing needs or investment conditions. We'll decide on what basis we'll make new accounts available to existing policy owners.

                       We can also eliminate any of our variable accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any variable account.

                       If we make any changes to variable accounts or substitution of securities, we can make appropriate changes to this policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

                       We will notify you if there is a material change in the investment policy of a Variable Account. The notice will inform you of your options, including your option to transfer from such Variable Account to the Fixed Account within 60 days after:

                       . the effective date of the material change, or . the date you receive the notice, whichever is later.

                       If we believe it's in the best interests of people holding voting rights under the policies and we meet any required regulatory approvals we can do the following:

                       . operate the separate account as a management
                         investment company, unit investment trust, or any other form permitted under securities or other laws
                       . register or deregister the separate account under
                         securities law
                       . combine the separate account with one of our other
                         separate accounts or our affiliates' separate accounts
                       . combine one or more variable accounts
                       . create a committee, board or other group to manage
                         the separate account
                       . change the classification of any variable account.

                       Taxes we pay
                       We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the policy. If these taxes increase significantly, we may deduct them from the separate account.

                       We may charge the separate account for any federal, state and local taxes that apply to the separate account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

                      ---------------------------------------------------------
Voting rights          We're the legal owner of the shares of the Pacific
                       Select Fund that are held by the variable accounts. We may vote on any matter at shareholder meetings of the fund. However, we are required by law to vote as you instruct on the shares relating to your allocation in a variable investment option. This is called your voting interest.

                       Your voting interest is calculated as of a day set by the Board of Trustees of the fund called the record date. Your voting interest equals the accumulated value in a variable investment option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

                       We'll send you documents from the fund called proxy materials. They include information about the items you'll be voting on and forms for you to give us your instructions. We'll vote shares held in the separate account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by that separate account for which we've received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we've received timely instructions.

                       We'll vote shares of any portfolio we hold in our general account in the same proportion as the total votes for all of our separate accounts, including this separate account.

                       If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the separate account.

                       When required by state insurance regulatory authorities, we may disregard voting instructions that:

                       . would change a portfolio's investment objective or
                         subclassification
                       . would approve or disapprove an investment advisory
                         contract.

                       We may disregard voting instructions on a change initiated by policy owners that would change a portfolio's investment policy, investment adviser or portfolio manager if:

                       . our disapproval is reasonable
                       . we determine in good faith that the change would be
                         against state law or otherwise be inappropriate, considering the portfolio's objectives and purpose, and considering what effect the change would have on us.

                       If we disregard any voting instructions, we'll include a summary of the action we took and our reasons for it in the next report to policy owners.

ABOUT PL&A

                      ---------------------------------------------------------

Illustrations          We will provide you with illustrations based on
                       different sets of assumptions upon your request. You
If you ask us,         can request such illustrations at any time.
we'll provide you      Illustrations may help you understand how your policy
with different         values would vary over time based on different
kinds of               assumptions. We have filed examples of such an
illustrations.         illustration as an exhibit to the registration
                       statement that relates to the policy on file with the
 . Illustrations        SEC.
  based on
  information you
  give us about the
  age of the person
  to be insured by
  the policy, their
  risk class, the
  face amount, the
  death benefit and
  premium payments.

 . Illustrations
  that show the
  allocation of
  premium payments
  to specified
  variable
  accounts. These
  will reflect the
  expenses of the
  portfolio of the
  Fund in which the
  variable account
  invests.

 . Illustrations
  that use a
  hypothetical
  gross rate of
  return that's
  greater than 12%.
  These are
  available only to
  certain large
  institutional
  investors.


                      ---------------------------------------------------------
State regulation       We're subject to the laws of the state of Arizona
                       governing insurance companies and to regulations issued by the Commissioner of Insurance of Arizona. In addition, we're subject to the insurance laws and regulations of the other states and jurisdictions in which we're licensed or may become licensed to operate.

                       An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

                      ---------------------------------------------------------
Legal proceedings      The separate account is not involved in any legal
and legal matters      proceedings that would have a material effect on policy
                       owners.

                       Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the policies under Arizona law, and the validity of the forms of the policies under Arizona law, have been passed upon by our general counsel. Legal matters relating to federal securities laws and federal income tax laws have been passed upon by Dechert.

                      ---------------------------------------------------------
Registration           We've filed a registration statement with the SEC for
statement              Pacific Select Exec II - NY, under the Securities Act
                       of 1933. The SEC's rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC's office in Washington, D.C. They may charge you a fee.

                      ---------------------------------------------------------
Management             The following is a list of our directors and certain
                       officers, along with some information about their business activities over the past five years. They do not receive any compensation from the separate account for services they provide to it nor do we pay any separately allocable compensation for these services.

                       The business address of each of these people is c/o Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, California 92660.

  NAME AND POSITION    PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS
  William L. Ferris    Director, President and Chief Executive Officer of PL&A; Director of: American
  Director, President  Cancer Society of Orange County; the Health Insurance Association of America; and
  and Chief Executive  former Director of California Health Decisions.
  Officer

  Thomas C. Sutton     Director and Chairman of the Board of Pacific Life & Annuity Company; Director,
  Director and         Chairman of the Board and Chief Executive Officer of Pacific Life Insurance Company;
  Chairman of the      Director, Chairman of the Board and Chief Executive Officer of Pacific LifeCorp,
  Board                August 1997 to present; Director, Chairman of the Board and Chief Executive Officer
                       of Pacific Mutual Holding Company, August 1997 to present; Trustee and Chairman of the Board and Former President of Pacific Select Fund; former Management Board
                       Member of PIMCO Advisors L.P.; Former Equity Board Member of PIMCO Advisors L.P.;
                       Former Director of Pacific Corinthian Life Insurance Company; Director of Newhall
                       Land & Farming; The Irvine Company; Edison International; and similar positions with other affiliated companies of Pacific Life Insurance Company.

  David R. Carmichael  Director of PL&A; Senior Vice President and General Counsel of PL&A, July 1998 to
  Director, Senior     present; Director (since August 1997), Senior Vice President and General Counsel of
  Vice President and   Pacific Life Insurance Company; Senior Vice President and General Counsel of Pacific
  General Counsel      LifeCorp, August 1997 to present; Senior Vice President and General Counsel of
                       Pacific Mutual Holding Company, August 1997 to present; Director of Association of
                       California Life and Health Insurance Companies; and former Director of Association of Life Insurance Counsel.

  Audrey L. Milfs      Director, Vice President (since February 1999) and Secretary of PL&A; Director
  Director, Vice       (since August 1997), Vice President and Corporate Secretary of Pacific Life
  President and        Insurance Company; Vice President and Corporate Secretary of Pacific LifeCorp,
  Secretary            August 1997 to present; Vice President and Corporate Secretary of Pacific Mutual
                       Holding Company, August 1997 to present; Secretary of Pacific Select Fund; similar positions with other affiliated companies of Pacific Life Insurance Company.

  Glenn S. Schafer     Director of PL&A; Director and President of Pacific Life Insurance Company;
  Director             Executive Vice President and Chief Financial Officer of Pacific Life Insurance
                       Company, April 1991 to January 1995; Director and President of Pacific LifeCorp,
                       August 1997 to present; Director and President of Pacific Mutual Holding Company,
                       August 1997 to present; President (since February 1999) and Former Trustee of
                       Pacific Select Fund; former Management Board Member of PIMCO Advisors L.P.; Former
                       Equity Board Member of PIMCO Advisors L.P.; Former Director of Pacific Corinthian
                       Life Insurance Company; and similar positions with other affiliated companies of
                       Pacific Life Insurance Company.

  Khanh T. Tran        Executive Vice President (since April 2001) and Chief Financial Officer of PL&A;
  Executive Vice       Senior Vice President of PL&A, February 1999 to April 2001; Director (since August
  President and Chief  1997), Executive Vice President (since April 2001) and Chief Financial Officer of
  Financial Officer    Pacific Life Insurance Company, June 1996 to present; Senior Vice President of
                       Pacific Life, June 1996 to April 2001; Vice President and Treasurer of Pacific Life,
                       November 1991 to June 1996; Senior Vice President and Chief Financial Officer of
                       Pacific LifeCorp, August 1997 to present; Senior Vice President and Chief Financial
                       Officer of Pacific Mutual Holding Company, August 1997 to present; Senior Vice
                       President and Chief Financial Officer of other affiliated companies of Pacific Life
                       Insurance Company.

  Lynn C. Miller       Executive Vice President of PL&A, July 1998 to present; Executive Vice President of
  Executive Vice       Pacific Life Insurance Company.
  President

  Brian D. Klemens     Vice President and Treasurer of PL&A, February 1999 to present; Vice President and
  Vice President and   Treasurer of Pacific Life Insurance Company, December 1998 to present; Assistant
  Treasurer            Vice President, Accounting and Assistant Controller of Pacific Life Insurance
                       Company, April 1994 to December 1998; Vice President and Treasurer of Pacific
                       LifeCorp, June 1999 to present; Vice President and Treasurer of Pacific Mutual
                       Holding Company, June 1999 to present; Vice President and Treasurer of other affiliated companies of Pacific Life Insurance Company.

                      ---------------------------------------------------------
Financial              The next several pages contain the statements of net
statements             assets of Pacific Select Exec Separate Account as of
                       December 31, 2000 and the related statement of operations and statement of changes in net assets for the periods from commencement of operations through December 31, 2000.

                       These are followed by the financial statements-statutory basis of PL&A as of December 31, 2000 and 1999 and for the two years ended December 31, 2000, which are included in this prospectus only so you can assess our ability to meet our obligations under the policies.

                      ---------------------------------------------------------
Experts The financial statements-statutory basis for PL&A as of December 31, 2000 and 1999 and for each of the two years in the period ended December 31, 2000 and the statement of net assets of Pacific Select Exec Separate Account as of December 31, 2000 and the related statement of operations and statement of changes in net assets for the periods from commencement of operations through December 31, 2000 included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors Pacific Life & Annuity Company:

 We have audited the accompanying statement of assets and liabilities of Pacific Select Exec Separate Account (the "Separate Account") (comprised of the Aggressive Equity, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, Equity, I-Net Tollkeeper, Multi-Strategy, Equity Income, Growth LT, Mid-Cap Value, Equity Index, Small-Cap Index, REIT, International Value, Government Securities, Managed Bond, Money Market, High Yield Bond, and Large-Cap Value Variable Accounts) as of December 31, 2000 and the related statement of operations and statement of changes in net assets for the periods from commencement of operations through December 31, 2000. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

 We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

 In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2000 and the results of their operations and the changes in their net assets for the periods from commencement of operations through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Costa Mesa, California
February 6, 2001

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                  Aggressive Emerging Diversified Small-Cap International            I-Net     Multi-   Equity   Growth
                    Equity   Markets   Research    Equity     Large-Cap    Equity  Tollkeeper Strategy  Income     LT
                   Variable  Variable  Variable   Variable    Variable    Variable  Variable  Variable Variable Variable
                   Account   Account    Account    Account     Account    Account   Account   Account  Account  Account
                  ------------------------------------------------------------------------------------------------------
ASSETS

Investments:
 Aggressive
 Equity
 Portfolio.......   $2,892
 Emerging Markets
 Portfolio.......             $1,631
 Diversified
 Research
 Portfolio.......                        $894
 Small-Cap Equity
 Portfolio.......                                  $4,691
 International
 Large-Cap
 Portfolio.......                                              $6,676
 Equity
 Portfolio.......                                                          $1,226
 I-Net Tollkeeper
 Portfolio.......                                                                    $8,479
 Multi-Strategy
 Portfolio.......                                                                              $9,751
 Equity Income
 Portfolio.......                                                                                       $7,631
 Growth LT
 Portfolio.......                                                                                               $18,880

Receivables:
 Due from Pacific
 Life & Annuity
 Company.........                                     187         187                                               234
                  ------------------------------------------------------------------------------------------------------
Total Assets.....    2,892     1,631      894       4,878       6,863       1,226     8,479     9,751    7,631   19,114
                  ------------------------------------------------------------------------------------------------------
LIABILITIES

Payables:
 Fund shares
 purchased.......                                     187         187                                               234
                  ------------------------------------------------------------------------------------------------------
Total
Liabilities......                                     187         187                                               234
                  ------------------------------------------------------------------------------------------------------
NET ASSETS.......   $2,892    $1,631     $894      $4,691      $6,676      $1,226    $8,479    $9,751   $7,631  $18,880
                  ======================================================================================================
Shares Owned in
each Portfolio...      261       242       81         221         851          47     1,250       633      325      603
                  ======================================================================================================
Cost of
Investments .....   $3,250    $1,741     $870      $5,020      $6,892      $1,340   $11,177   $10,036   $7,729  $22,221
                  ======================================================================================================

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2000

                   Mid-Cap   Equity  Small-Cap          International Government Managed   Money   High Yield Large-Cap
                    Value    Index     Index     REIT       Value     Securities   Bond    Market     Bond      Value
                   Variable Variable Variable  Variable   Variable     Variable  Variable Variable  Variable  Variable
                   Account  Account   Account  Account     Account     Account   Account  Account   Account    Account
                  ------------------------------------------------------------------------------------------------------
ASSETS

Investments:
 Mid-Cap Value
 Portfolio........  $5,701
 Equity Index
 Portfolio........          $16,708
 Small-Cap Index
 Portfolio........                    $3,270
 REIT Portfolio...                               $691
 International
 Value Portfolio..                                         $10,226
 Government
 Securities
 Portfolio........                                                     $11,748
 Managed Bond
 Portfolio........                                                                $7,080
 Money Market
 Portfolio........                                                                        $105,137
 High Yield Bond
 Portfolio........                                                                                   $4,000
 Large-Cap Value
 Portfolio........                                                                                             $16,132

Receivables:
 Due from Pacific
 Life & Annuity
 Company..........      94      140                                                                      94
                  ------------------------------------------------------------------------------------------------------
Total Assets......   5,795   16,848    3,270      691       10,226      11,748     7,080   105,137    4,094     16,132
                  ------------------------------------------------------------------------------------------------------

LIABILITIES

Payables:
 Fund shares
 purchased........      94      140                                                                      94
                  ------------------------------------------------------------------------------------------------------
Total
Liabilities.......      94      140                                                                      94
                  ------------------------------------------------------------------------------------------------------
NET ASSETS........  $5,701  $16,708   $3,270     $691      $10,226     $11,748    $7,080  $105,137   $4,000    $16,132
                  ======================================================================================================
Shares Owned in
each Portfolio....     442      490      294       56          645       1,101       655    10,420      520      1,281
                  ======================================================================================================
Cost of
Investments.......  $5,417  $17,552   $3,247     $674      $10,012     $11,611    $7,009  $105,252   $4,061    $15,711
                  ======================================================================================================

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2000

                   Aggressive Emerging Diversified Small-Cap International            I-Net     Multi-   Equity   Growth
                     Equity   Markets   Research    Equity     Large-Cap    Equity  Tollkeeper Strategy  Income     LT
                    Variable  Variable  Variable   Variable    Variable    Variable  Variable  Variable Variable Variable
                    Account   Account    Account    Account     Account    Account   Account   Account  Account  Account
                   ------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

 Dividends (1)...                           $1         $13          $5                            $47      $11       $40
                   ------------------------------------------------------------------------------------------------------
Net Investment
Income...........                            1          13           5                             47       11        40
                   ------------------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS

 Net realized
 loss
 from security
 transactions....     ($59)    ($226)                  (72)        (70)       ($6)      ($66)      (6)              (111)
 Net unrealized
 appreciation
 (depreciation)
 on investments..     (359)     (109)       24        (330)       (217)      (114)    (2,698)    (285)     (98)   (3,342)
                   ------------------------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain
(Loss)
on investments...     (418)     (335)       24        (402)       (287)      (120)    (2,764)    (291)     (98)   (3,453)
                   ------------------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS
RESULTING FROM
OPERATIONS.......    ($418)    ($335)      $25       ($389)      ($282)     ($120)   ($2,764)   ($244)    ($87)  ($3,413)
                   ======================================================================================================

(1) Pacific Select Fund had declared dividends for the Aggressive Equity, Emerging Markets, and Equity Portfolios during 2000. The corresponding Variable Accounts did not own shares prior to the ex-dividend dates.

See Notes to Financial Statements (This Separate Account commenced operations on August 15, 2000)

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (Continued)
FOR THE PERIODS ENDED DECEMBER 31, 2000

                   Mid-Cap   Equity  Small-Cap          International Government Managed   Money   High Yield Large-Cap
                    Value    Index     Index     REIT       Value     Securities   Bond    Market     Bond      Value
                   Variable Variable Variable  Variable   Variable     Variable  Variable Variable  Variable  Variable
                   Account  Account   Account  Account     Account     Account   Account  Account   Account    Account
                   ----------------------------------------------------------------------------------------------------
INVESTMENT INCOME

 Dividends........    $12      $29      $22       $9         $15         $105      $119    $2,106     $75        $80
                   ----------------------------------------------------------------------------------------------------
Net Investment
Income............     12       29       22        9          15          105       119     2,106      75         80
                   ----------------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS

 Net realized gain
 (loss) from
 security
 transactions.....      7       (9)     (73)                (116)           2         9      (271)     (6)       (73)
 Net unrealized
 appreciation
 (depreciation)
 on investments...    284     (844)      25       18         214          137        71      (117)    (61)       420
                   ----------------------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain
(Loss) on
investments.......    291     (853)     (48)      18          98          139        80      (388)    (67)       347
                   ----------------------------------------------------------------------------------------------------

NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS...   $303    ($824)    ($26)     $27        $113         $244      $199    $1,718      $8       $427
                   ==================================================================================================

See Notes to Financial Statements (This Separate Account commenced operations on August 15, 2000)

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2000

                     Aggressive Emerging Diversified Small-Cap International            I-Net     Multi-   Equity   Growth
                       Equity   Markets   Research    Equity     Large-Cap    Equity  Tollkeeper Strategy  Income     LT
                      Variable  Variable  Variable   Variable    Variable    Variable  Variable  Variable Variable Variable
                      Account   Account    Account    Account     Account    Account   Account   Account  Account  Account
                     ------------------------------------------------------------------------------------------------------
INCREASE
(DECREASE) IN
NET ASSETS
FROM OPERATIONS
 Net investment
 income.........                              $1         $13          $5                             $47      $11      $40
 Net realized
 loss from
 security
 transactions...         ($59)    ($226)                 (72)        (70)        ($6)     ($66)       (6)             (111)
 Net unrealized
 appreciation
 (depreciation) on
 investments....         (359)     (109)      24        (330)       (217)       (114)   (2,698)     (285)     (98)  (3,342)
                     ------------------------------------------------------------------------------------------------------
Net Increase
(Decrease) in
Net Assets
Resulting from
Operations......         (418)     (335)      25        (389)       (282)       (120)   (2,764)     (244)     (87)  (3,413)
                     ------------------------------------------------------------------------------------------------------

INCREASE
(DECREASE) IN
NET ASSETS
FROM POLICY
TRANSACTIONS
 Transfer of net
 premiums.......                    138                  281         281                              56                820
 Transfers
 between
 variable
 accounts, net..        3,675     2,049      885       5,112       7,166       1,482    11,501    10,124    7,938    22,441
 Transfers--
 policy charges
 and
 deductions.....         (374)     (241)     (16)       (342)       (538)       (137)     (258)     (184)    (220)     (902)
 Transfers--
 other..........            9        20                   29          49           1                  (1)               (66)
                     ------------------------------------------------------------------------------------------------------
Net Increase in
Net Assets
Derived from Policy
Transactions..          3,310     1,966      869       5,080       6,958       1,346    11,243     9,995    7,718    22,293
                     ------------------------------------------------------------------------------------------------------
NET INCREASE IN
NET ASSETS......        2,892     1,631      894       4,691       6,676       1,226     8,479     9,751    7,631    18,880
                     ------------------------------------------------------------------------------------------------------

NET ASSETS
 Beginning of
 Period.........
                     ------------------------------------------------------------------------------------------------------
 End of Period..       $2,892    $1,631     $894      $4,691      $6,676      $1,226    $8,479    $9,751   $7,631   $18,880
                     ------------------------------------------------------------------------------------------------------

See Notes to Financial Statements (This Separate Account commenced operations on August 15, 2000)

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE PERIODS ENDED DECEMBER 31, 2000

                                    Mid-Cap   Equity   Small-Cap          International Government Managed   Money    High Yield
                                     Value    Index      Index     REIT       Value     Securities   Bond    Market      Bond
                                    Variable Variable  Variable  Variable   Variable     Variable  Variable Variable   Variable
                                    Account  Account    Account  Account     Account     Account   Account  Account    Account
                              --------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS
 Net investment income.......       $12      $29       $22       $9          $15        $105      $119    $2,106       $75
 Net realized  gain (loss)
 from security transactions..         7       (9)      (73)                 (116)          2         9      (271)       (6)
 Net unrealized appreciation
 (depreciation) on
 investments.................       284     (844)       25       18          214         137        71      (117)      (61)
                              --------------------------------------------------------------------------------------------------
Net Increase (Decrease) in
Net Assets Resulting from
Operations...................       303     (824)      (26)      27          113         244       199     1,718         8
                              --------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN
NET ASSETS FROM POLICY
TRANSACTIONS
 Transfer of net  premiums...       140      211       275                   688                   688   272,763       278
 Transfers between variable
 accounts, net...............     5,713   17,658     3,255      736       10,033      11,821     6,429  (148,228)    3,875
 Transfers--policy charges
 and deductions..............      (430)    (338)     (168)     (72)        (639)       (317)     (235)  (21,135)     (159)
 Transfers--other............       (25)       1       (66)                   31                    (1)       19        (2)
                              --------------------------------------------------------------------------------------------------
Net Increase in Net Assets
Derived from Policy
Transactions.................     5,398   17,532     3,296      664       10,113      11,504     6,881   103,419     3,992
                              --------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS...     5,701   16,708     3,270      691       10,226      11,748     7,080   105,137     4,000
                              --------------------------------------------------------------------------------------------------

NET ASSETS
 Beginning of  Period........
                              --------------------------------------------------------------------------------------------------
 End of Period...............    $5,701  $16,708    $3,270     $691      $10,226     $11,748    $7,080  $105,137    $4,000
                              ==================================================================================================
                                    Large-Cap
                                      Value
                                    Variable
                                     Account
                              --------------------
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS
 Net investment income.......       $80
 Net realized gain (loss)
 from security transactions..       (73)
 Net unrealized appreciation
 (depreciation) on
 investments.................       420
                              --------------------
Net Increase(Decrease) in
Net Assets Resulting from
Operations...................       427
                              --------------------

INCREASE (DECREASE) IN
NET ASSETS FROM POLICY
TRANSACTIONS
 Transfer of net premiums....       413
 Transfers between variable
 accounts, net...............    16,334
 Transfers--policy charges
 and deductions..............    (1,034)
 Transfers--other............        (8)
                              --------------------
Net Increase in Net Assets
Derived from Policy
Transactions.................    15,705
                              --------------------
NET INCREASE IN NET ASSETS...    16,132
                              --------------------

NET ASSETS
 Beginning of Period.........
                              --------------------
 End of Period...............   $16,132
                              ====================

See Notes to Financial Statements (This Separate Account commenced operations on August 15, 2000)

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

 The Pacific Select Exec Separate Account (the "Separate Account") is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is comprised of twenty-two subaccounts called Variable
Accounts: the Aggressive Equity, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, Equity, I-Net Tollkeeper, Multi-Strategy, Equity Income, Strategic Value, Growth LT, Focused 30, Mid-Cap Value, Equity Index, Small-Cap Index, REIT, International Value, Government Securities, Managed Bond, Money Market, High Yield Bond, and Large-Cap Value Variable Accounts as of December 31, 2000. The assets in each Variable Account are invested in shares of the corresponding portfolios of Pacific Select Fund (the "Fund"), each of which pursues different investment objectives and policies. The financial statements of the Fund, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account's financial statements.

 The Separate Account was established by Pacific Life & Annuity Company (PL&A), a wholly-owned subsidiary of Pacific Life Insurance Company (Pacific Life), on September 24, 1998 and commenced operations on August 15, 2000. The following Variable Accounts commenced operations in 2000: the Money Market Variable Account commenced operations on August 15, 2000; the Aggressive Equity, Emerging Markets, Small-Cap Equity, International Large-Cap, Growth LT, Mid-Cap Value, International Value and Large-Cap Value Variable Accounts commenced operations on September 8, 2000; the Equity Index and High Yield Bond Variable Accounts commenced operations on October 2, 2000; the Small-Cap Index and Managed Bond Variable Accounts commenced on October 20, 2000; the I-Net Tollkeeper and Multi-Strategy Variable Accounts commenced operations on November 3, 2000; the Equity and Government Securities Variable Accounts commenced operations on November 27, 2000; the Equity Income Variable Account commenced operations on November 28, 2000; the Diversified Research Variable Account commenced operations on November 30, 2000; and the REIT Variable Account commenced operations on December 6, 2000. There were no operational activities in the Strategic Value and Focused 30 Variable Accounts through December 31, 2000. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of PL&A. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by PL&A, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of PL&A.

 The Separate Account held by PL&A represents funds from individual flexible premium variable life policies. The assets of the Separate Account are carried at market value.

 The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

 A. Valuation of Investments

 Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. Valuation of securities held by the Fund is discussed in the notes to its financial statements.

 B. Security Transactions and Investment Income

 Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

 C. Federal Income Taxes

 The operations of the Separate Account will be reported on the Federal income tax return of PL&A, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by PL&A with respect to the operations of the Separate Account.

2. DIVIDENDS

 During 2000, the Fund declared dividends for each portfolio, except for the I-Net Tollkeeper Portfolio, invested by the Separate Account. The amounts accrued by the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the related portfolios.

3. CHARGES AND EXPENSES

 With respect to variable life insurance policies funded by the Separate Account, PL&A makes certain deductions from premiums for sales load and state premium taxes before amounts are allocated to the Separate Account. PL&A also makes certain deductions from the net assets of each Variable Account for the mortality and expense risks PL&A assumes, administrative expenses, cost of insurance, charges for optional benefits and any sales and underwriting surrender charges. The operating expenses of the Separate Account are paid by PL&A.

4. RELATED PARTY AGREEMENT

 Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.), a wholly-owned subsidiary of Pacific Life, serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)


5. SEPARATE ACCOUNT'S COST OF INVESTMENTS IN THE FUND SHARES

 The investment in the Fund shares are carried at identified cost, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains). A reconciliation of total cost and market value of the Separate Account's investments in the Fund as of December 31, 2000 were as follows:

                                                Variable Accounts (1)
                         ---------------------------------------------------------------------
                         Aggressive Emerging   Diversified  Small-Cap  International
                           Equity    Markets    Research      Equity     Large-Cap    Equity
                         ---------------------------------------------------------------------
Total net proceeds from
 policy transactions       $6,314     $4,669        $885      $7,998       $9,939      $1,375
Add: Reinvested net
     investment income
     distributions from
     the Fund                                          1          13            5
                         ---------------------------------------------------------------------
     Sub-Total              6,314      4,669         886       8,011        9,944       1,375
Less: Cost of
      investments
      disposed during
      the period            3,064      2,928          16       2,991        3,052          35
                         ---------------------------------------------------------------------
Total cost of
 investments at end of
 period                     3,250      1,741         870       5,020        6,892       1,340
Add: Unrealized
     appreciation
     (depreciation)          (358)      (110)         24        (329)        (216)       (114)
                         ---------------------------------------------------------------------
Total market value of
 investments at end of
 period                    $2,892     $1,631        $894      $4,691       $6,676      $1,226
                         =====================================================================

                           I-Net      Multi-       Equity    Growth       Mid-Cap     Equity
                         Tollkeeper  Strategy      Income      LT          Value      Index
                         ---------------------------------------------------------------------
Total net proceeds from
 policy transactions     $11,501     $10,179      $7,802     $25,528       $7,444     $17,687
Add: Reinvested net
     investment income
     distributions from
     the Fund                             47          11          40           12          29
                         ---------------------------------------------------------------------
     Sub-Total             11,501     10,226       7,813      25,568        7,456      17,716
Less: Cost of
      investments
      disposed during
      the period              324        190          84       3,347        2,039         164
                         ---------------------------------------------------------------------
Total cost of
 investments at end of
 period                    11,177     10,036       7,729      22,221        5,417      17,552
Add: Unrealized
     appreciation
     (depreciation)        (2,698)      (285)        (98)     (3,341)         284        (844)
                         ---------------------------------------------------------------------
Total market value of
 investments at end of
 period                    $8,479     $9,751      $7,631     $18,880       $5,701     $16,708
                         =====================================================================

                         Small-Cap            International Government    Managed     Money
                           Index      REIT        Value     Securities     Bond       Market
                         ---------------------------------------------------------------------
Total net proceeds from
 policy transactions       $4,564       $678     $15,721     $11,821      $10,978    $222,997
Add: Reinvested net
     investment income
     distributions from
     the Fund                  22          9          15         105          119       2,106
                         ---------------------------------------------------------------------
     Sub-Total              4,586        687      15,736      11,926       11,097     225,103
Less: Cost of
      investments
      disposed during
      the period            1,339         13       5,724         315        4,088     119,851
                         ---------------------------------------------------------------------
Total cost of
 investments at end of
 period                     3,247        674      10,012      11,611        7,009     105,252
Add: Unrealized
     appreciation
     (depreciation)            23         17         214         137           71        (115)
                         ---------------------------------------------------------------------
Total market value of
 investments at end of
 period                    $3,270       $691     $10,226     $11,748       $7,080    $105,137
                         =====================================================================

                         High Yield      Large-Cap
                            Bond           Value
                         --------------------------
Total net proceeds from
 policy transactions       $4,150        $22,390
Add: Reinvested net
     investment income
     distributions from
     the Fund                  75             80
                         --------------------------
     Sub-Total              4,225         22,470
Less: Cost of
      investments
      disposed during
      the period              164          6,759
                         --------------------------
Total cost of
 investments at end of
 period                     4,061         15,711
Add: Unrealized
     appreciation
     (depreciation)           (61)           421
                         --------------------------
Total market value of
 investments at end of
 period                    $4,000        $16,132
                         ==========================

-------------
(1)  Operations commenced during 2000 (See Note 1 to Financial Statements).

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)

6. TRANSACTIONS IN SEPARATE ACCOUNT UNITS AND SELECTED ACCUMULATION UNIT ** INFORMATION

 Transactions in Separate Account units for the periods ended December 31, 2000 and the selected accumulation unit information as of December 31, 2000 were as follows:

                                                            Variable Accounts (1)
                               --------------------------------------------------------------------------------
                               Aggressive    Emerging  Diversified Small-Cap International             I-Net
                                 Equity      Markets    Research    Equity     Large-Cap    Equity   Tollkeeper
                               --------------------------------------------------------------------------------
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
     premiums                                     15                     34         29
 (b) Transfers between
     variable accounts, net         388          212         86         582        747         150      1,181
 (c) Transfers--policy
     charges and deductions         (44)         (28)        (2)        (41)       (56)        (14)       (32)
 (d) Transfers--other                                                    (1)         5
                               --------------------------------------------------------------------------------
Total units outstanding
 at end of period                   344          199         84         574        725         136      1,149
                               ================================================================================

Accumulation Unit Value:
 At beginning of period          $10.00       $10.00     $10.00      $10.00     $10.00      $10.00     $10.00
 At end of period                 $8.41        $8.18     $10.63       $8.17      $9.21       $9.04      $7.38


                                 Multi-       Equity     Growth     Mid-Cap     Equity     Small-Cap
                                Strategy      Income       LT        Value       Index       Index      REIT
                               --------------------------------------------------------------------------------
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
     premiums                         6                      95          14         23          27
 (b) Transfers between
     variable accounts, net       1,012          793      2,375         560      1,826         324         73
 (c) Transfers--policy
     charges and deductions         (18)         (22)      (106)        (42)       (36)        (17)        (7)
 (d) Transfers--other                (1)          (1)                                           (6)
                               --------------------------------------------------------------------------------
Total units outstanding
 at end of period                   999          770      2,364         532      1,813         328         66
                               ================================================================================

Accumulation Unit Value:
 At beginning of period          $10.00       $10.00     $10.00      $10.00     $10.00      $10.00     $10.00
 At end of period                 $9.76        $9.90      $7.99      $10.71      $9.22       $9.96     $10.43


                              International Government   Managed     Money    High Yield   Large-Cap
                                  Value     Securities    Bond      Market       Bond        Value
                              -----------------------------------------------------------------------
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
     premiums                        72                      69      27,083         29          41
 (b) Transfers between
     variable accounts, net       1,049        1,177        642     (14,718)       404       1,652
 (c) Transfers--policy
     charges and deductions         (67)         (31)       (23)     (2,099)       (17)       (105)
 (d) Transfers--other                 1                                   2                     (1)
                              -----------------------------------------------------------------------
Total units outstanding
 at end of period                 1,055        1,146        688      10,268        416       1,587
                              =======================================================================

Accumulation Unit Value:
 At beginning of period          $10.00       $10.00     $10.00      $10.00     $10.00      $10.00
 At end of period                 $9.70       $10.25     $10.30      $10.24      $9.61      $10.17

------
** Accumulation Unit: unit of measure used to calculate the value of a Policy Owner's interest in a Variable Account during the accumulation period.

(1) Operations commenced during 2000 (See Note 1 to Financial Statements).

                         PACIFIC LIFE & ANNUITY COMPANY

      Financial Statements - Statutory Basis as of and for the years ended
                           December 31, 2000 and 1999
                        and Independent Auditors' Report

   INDEPENDENT AUDITORS' REPORT
   ----------------------------

   Pacific Life & Annuity Company:

   We have audited the accompanying statements of admitted assets, liabilities and capital and surplus- statutory basis of Pacific Life & Annuity Company (the Company) as of December 31, 2000 and 1999, and the related statements of operations-statutory basis, capital and surplus-statutory basis, and cash flows-statutory basis for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As described in Note 1 to the financial statements, the Company has prepared these financial statements on the accounting basis prescribed or permitted by the Insurance Department of the State of Arizona, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America. The effects on such financial statements of the differences between the statutory basis of accounting and accounting principles generally accepted in the United States of America are also described in Note 1.

   In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Pacific Life & Annuity Company as of December 31, 2000 and 1999, or the results of its operations or its cash flows for the years then ended.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of Pacific Life & Annuity Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

   DELOITTE & TOUCHE LLP

   Costa Mesa, CA
   February 26, 2001

                         Pacific Life & Annuity Company

                         STATEMENTS OF ADMITTED ASSETS,
              LIABILITIES AND CAPITAL AND SURPLUS-STATUTORY BASIS

                                                                      December 31,
                                                                      2000     1999
-------------------------------------------------------------------------------------
                                                                     (In Thousands)
ADMITTED ASSETS
Bonds                                                               $258,266 $239,981
Preferred stocks                                                       6,963    6,536
Common stocks                                                          6,849    7,963
Mortgage loans                                                        15,004   15,409
Cash and short-term investments                                       91,041   73,725
Other invested assets                                                 56,832   29,453
Premiums due and unpaid                                               20,966   19,824
Other assets                                                           5,527   10,421
Separate account assets                                                  243
-------------------------------------------------------------------------------------
TOTAL ADMITTED ASSETS                                               $461,691 $403,312
=====================================================================================
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Policy reserves                                                   $116,331 $102,041
  Policy benefits payable                                             58,096   50,738
  Deposit funds                                                       23,527    6,300
  Accrued general expenses                                             8,169    9,433
  Other liabilities                                                   24,842   28,561
  Asset valuation reserve                                              4,769    5,291
  Separate account liabilities                                           243
-------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    235,977  202,364
-------------------------------------------------------------------------------------
Capital and Surplus:
  Common stock - $1 par value; 5 million shares
   authorized; 2.9 million shares issued and outstanding               2,900    2,900
  Paid-in surplus                                                    134,607  134,607
  Unassigned surplus                                                  88,207   63,441
-------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                            225,714  200,948
-------------------------------------------------------------------------------------
TOTAL LIABILITIES AND CAPITAL AND SURPLUS                           $461,691 $403,312
=====================================================================================

See Independent Auditors' Report and Notes to Financial Statements - Statutory Basis

                         Pacific Life & Annuity Company

                    STATEMENTS OF OPERATIONS-STATUTORY BASIS


                                                                    Years Ended December 31,
                                                                        2000          1999
-----------------------------------------------------------------------------------------------
                                                                         (In Thousands)
REVENUES
Premiums                                                                $434,580      $359,936
Net investment income                                                     31,089        24,786
Other income                                                               1,997           246
-----------------------------------------------------------------------------------------------
TOTAL REVENUES                                                           467,666       384,968
-----------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future policy benefits                                       315,803       250,328
Operating expenses                                                       102,581        87,013
-----------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                              418,384       337,341
-----------------------------------------------------------------------------------------------

INCOME BEFORE FEDERAL INCOME TAXES                                        49,282        47,627
Federal income taxes                                                      16,910        16,196
-----------------------------------------------------------------------------------------------

NET GAIN FROM OPERATIONS                                                  32,372        31,431
Net realized capital losses                                               (4,201)         (405)
-----------------------------------------------------------------------------------------------

NET INCOME                                                              $ 28,171      $ 31,026
===============================================================================================

See Independent Auditors' Report and Notes to Financial Statements - Statutory Basis

                         Pacific Life & Annuity Company

               STATEMENTS OF CAPITAL AND SURPLUS-STATUTORY BASIS

                            Common Stock
                            ------------- Paid-in  Unassigned
                            Shares Amount Surplus   Surplus    Total
-----------------------------------------------------------------------
                                          (In Thousands)
BALANCES,
 JANUARY 1, 1999            2,900  $2,900 $ 37,607  $36,192   $ 76,699
Net income                                           31,026     31,026
Capital contribution                        97,000              97,000
Other surplus transactions                           (3,777)    (3,777)
-----------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1999          2,900   2,900  134,607   63,441    200,948
Net income                                           28,171     28,171
Other surplus transactions                           (3,405)    (3,405)
-----------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 2000          2,900  $2,900 $134,607  $88,207   $225,714
=======================================================================

See Independent Auditors' Report and Notes to Financial Statements - Statutory Basis

                         Pacific Life & Annuity Company

                    STATEMENTS OF CASH FLOWS-STATUTORY BASIS


                                                      Years Ended December 31,
                                                        2000          1999
-------------------------------------------------------------------------------
                                                          (In Thousands)
CASH FROM OPERATIONS
Receipts
  Premiums                                             $ 433,264     $ 366,624
  Net investment income                                   27,997        22,917
  Other, net                                                             4,554
Payments
  Policy benefit payments                               (271,663)     (301,317)
  Operating expenses                                     (92,298)      (92,375)
  Premium and other taxes                                 (7,875)      (10,817)
  Federal income taxes                                   (25,858)       (4,268)
  Other, net                                                (415)
-------------------------------------------------------------------------------
NET CASH FROM OPERATIONS                                  63,152       (14,682)
-------------------------------------------------------------------------------

CASH FROM INVESTMENTS
Proceeds
  Bonds                                                   64,792        84,064
  Stocks                                                   5,391         5,918
  Mortgage loans                                          12,654         7,017
  Other                                                   12,424         4,210
Payments for the purchase of
  Bonds                                                  (86,900)     (108,883)
  Stocks                                                  (8,197)       (3,550)
  Mortgage loans                                         (12,000)      (11,000)
  Other                                                  (35,568)      (17,407)
Net tax on capital (gains) losses                            782        (2,561)
-------------------------------------------------------------------------------
NET CASH FROM INVESTMENTS                                (46,622)      (42,192)
-------------------------------------------------------------------------------

CASH FROM FINANCING AND MISCELLANEOUS SOURCES
Capital contribution                                                    97,000
Other, net                                                   786        (3,323)
-------------------------------------------------------------------------------
NET CASH FROM FINANCING AND MISCELLANEOUS SOURCES            786        93,677
-------------------------------------------------------------------------------

Net change in cash and short-term investments             17,316        36,803
Cash and short-term investments, beginning of year        73,725        36,922
-------------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS, END OF YEAR           $  91,041     $  73,725
===============================================================================

See Independent Auditors' Report and Notes to Financial Statements - Statutory Basis

                         Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION AND DESCRIPTION OF BUSINESS

   Pacific Life & Annuity Company (PL&A) is a stock life insurance company domiciled in the State of Arizona, and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life). PL&A provides benefit programs to employers and other benefit plan sponsors throughout the United States and offers medical, dental, life, and other ancillary coverages to small and mid-size employers, as well as flexible funding arrangements for labor management and union trusts. In addition, stop loss products are sold through Pacific Life and companion group life insurance is sold through PL&A to self-funded plan sponsors. Also, PL&A began selling structured settlement annuities in 2000.

   In 1999, PL&A changed its name from PM Group Life Insurance Company and received approval from the State of New York Insurance Department to transact business in the State of New York. In connection with this approval, Pacific Life contributed $97 million of additional paid-in surplus in cash to PL&A in 1999. During 2000, PL&A began selling variable life insurance and institutional products and services and filed for variable annuity product approval in the State of New York.

   BASIS OF PRESENTATION

   These financial statements have been prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Arizona, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America
   (GAAP). Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

   Accounting practices prescribed or permitted by the Insurance Department of the State of Arizona differ in certain respects, which in some cases are materially different from GAAP. GAAP stockholder's equity as of December 31, 2000 and 1999 was $255.5 million and $221.9 million, respectively, compared to statutory capital and surplus as included in these financial statements of $225.7 million and $200.9 million, respectively. GAAP net income for the years ended December 31, 2000 and 1999 was $30.9 million and $30.0 million, respectively, compared to statutory net income included in these financial statements of $28.2 million and $31.0 million, respectively. The significant differences are noted below:

    An interest maintenance reserve (IMR) is established to capture realized investment gains and losses, net of tax, on the sale of fixed income investments resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold under statutory accounting practices; no such reserve is allowed under GAAP.

    An asset valuation reserve (AVR), based upon a formula prescribed by the NAIC, is established as a liability to offset potential noninterest related investment losses, and changes in the AVR are charged or credited directly to surplus under statutory accounting practices; no such reserve is allowed under GAAP.

    Investments in bonds and preferred stocks are generally carried at amortized cost under statutory accounting practices; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at estimated fair value.

    Certain assets, principally deferred income taxes and furniture and equipment, are designated as non admitted and excluded from assets by a direct charge to surplus under statutory accounting practices; under GAAP, such assets are carried on the statement of financial condition with appropriate valuation allowances.

                         Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   In 1998, the NAIC adopted the Codification of Statutory Accounting Principles (Codification). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Insurance Department of the State of Arizona is requiring adoption of Codification for the preparation of statutory financial statements effective January 1, 2001. The impact of adopting Codification will be reported as an adjustment to statutory surplus on the effective date. PL&A has not yet finalized the effects of adopting Codification, but anticipates that there will not be any adverse effect on statutory surplus.

   PL&A's significant statutory accounting practices are described below.

   INVESTMENTS

   Bonds qualifying for amortization are carried at amortized cost; all other bonds are carried at prescribed values. Preferred stocks are principally stated at amortized cost. Common stocks are carried at market value. The cost of bonds, and preferred and common stocks is adjusted for impairments in value deemed to be other than temporary.

   Mortgage loans are stated at unpaid principal balances.

   Short-term investments are carried at amortized cost which approximates estimated fair value. Short-term investments generally consist of bonds, commercial paper and money market instruments whose maturities at the time of acquisition were one year or less.

   Other invested assets, which consist principally of joint venture and partnership interests, are primarily accounted for using the equity method.

   The AVR is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain invested assets. Changes to the AVR are reported as direct additions to, or deductions from, unassigned surplus. The IMR results in the deferral of after-tax realized capital gains and losses attributable to interest rate fluctuations on fixed income investments. These capital gains and losses are amortized into net investment income over the remaining life of the investment sold. The IMR of $1.8 million and $1.2 million as of December 31, 2000 and 1999, respectively, is included in other liabilities.

   Net realized capital gains and losses are determined on the specific identification method and are presented net of Federal capital gains tax and transfers to the IMR.

   Derivatives that qualify for hedge accounting are valued consistently with the hedged items. Realized hedged gains and losses on fixed income contracts are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Derivatives that do not qualify for hedge accounting are valued at market value through surplus while still held and when realized through income.

   POLICY RESERVES AND DEPOSIT FUNDS

   Medical expense claim reserves are based on PL&A's actual loss experience. Group life insurance reserves, including premium waivers, are based on various tabular methods and actual loss experience. Disabled life reserves are determined using various tabular reserve methods.

   Reserves for variable life insurance and individual annuities are maintained principally on the Commissioners' Reserve Valuation Method.

                         Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   The liability for deposit funds, including guaranteed interest contracts, is based primarily upon, and is not less than, the policyholders' equity in their deposit accounts, including credited interest.

   REVENUES, BENEFITS AND EXPENSES

   Premiums are recognized as revenue over the premium paying period. Deposits made in connection with annuity contracts are recognized as revenue when received. Investment income is recorded as earned.

   Expenses, including policy acquisition costs and Federal income taxes, are charged to operations as incurred.

   FEDERAL INCOME TAXES

   PL&A's operations are included in the consolidated Federal income tax return of Pacific Mutual Holding Company, PL&A's ultimate parent. PL&A is allocated an income tax expense based on the effect of including its operations in the consolidated return. Deferred taxes are provided for as permitted by the Insurance Department of the State of Arizona. The net deferred tax asset is non admitted. This practice has no effect on total surplus.

   OTHER SURPLUS TRANSACTIONS

   Other surplus transactions primarily consist of unrealized capital gains and losses, changes in non admitted assets and change in the AVR.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The operating results of separate account assets pass through to separate account policyholders and contract owners.

   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments disclosed in Notes 2 and 3 has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts PL&A could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2000 and 1999, PL&A exceeded the minimum risk-based capital requirements.

   BUSINESS RISKS

   PL&A operates in a business environment which is subject to various risks and uncertainties. PL&A's group health insurance is subject to varying levels of regulation. The United States Congress has, from time to time, considered various health care proposals and several states have enacted health care reform legislation. Although

                         Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   it is not possible to predict what changes may be adopted at the state or Federal level, certain changes could have a negative impact upon the group health business of PL&A.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with accounting practices prescribed or permitted by regulatory authorities requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 2000 financial statement presentation.

2. INVESTMENTS IN DEBT AND EQUITY SECURITIES

   The amortized cost, gross unrealized gains and losses, and estimated fair value of debt and equity securities are shown below. Debt securities include bonds, redeemable preferred stocks and short-term investments. Equity securities include perpetual preferred stocks and common stocks. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in matrix pricing and modeling techniques. PL&A also estimates certain fair values based on interest rates, credit quality and average maturity, or from securities with comparable trading characteristics.

                                                   Gross Unrealized
                                         Amortized ----------------- Estimated
                                           Cost     Gains    Losses  Fair Value
                                         --------------------------------------
                                                     (In Thousands)
    December 31, 2000:
    ------------------
    U.S. Treasury securities and
     obligations of
     U.S. government authorities and
     agencies                            $  7,976    $   78   $    2  $  8,052
    Obligations of states and political
     subdivisions                           9,456       147       13     9,590
    Foreign governments                     3,058       162              3,220
    Corporate securities                  281,495     3,750    2,514   282,731
    Mortgage-backed and asset-backed
     securities                            50,645       850      335    51,160
    Redeemable preferred stock              2,276                  2     2,274
                                         -------------------------------------
    Total debt securities                $354,906    $4,987   $2,866  $357,027
                                         =====================================
    Total equity securities              $ 12,443    $1,607   $2,503  $ 11,547
                                         =====================================

    December 31, 1999:
    ------------------
    U.S. Treasury securities and
     obligations of
     U.S. government authorities and
     agencies                            $  6,029    $    7   $   22  $  6,014
    Obligations of states and political
     subdivisions                           8,290       141       40     8,391
    Foreign governments                     1,000        37              1,037
    Corporate securities                  231,786     1,241    2,624   230,403
    Mortgage-backed and asset-backed
     securities                            68,657        28    1,602    67,083
    Redeemable preferred stock              6,111        22        6     6,127
                                         -------------------------------------
    Total debt securities                $321,873    $1,476   $4,294  $319,055
                                         =====================================
    Total equity securities              $  5,999    $3,843   $1,454  $  8,388
                                         =====================================


                         Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

2. INVESTMENTS IN DEBT AND EQUITY SECURITIES (Continued)

   The amortized cost and estimated fair value of debt securities as of December 31, 2000, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                   Amortized Estimated
                                                     Cost    Fair Value
                                                   --------------------
                                                      (In Thousands)
      Due in one year or less                      $ 83,464   $ 83,426
      Due after one year through five years         162,152    162,702
      Due after five years through ten years         21,085     21,487
      Due after ten years                            37,560     38,252
                                                   -------------------
                                                    304,261    305,867
      Mortgage-backed and asset-backed securities    50,645     51,160
                                                   -------------------
      Total                                        $354,906   $357,027
                                                   ===================

   Proceeds from sales of investments in debt securities were $13.1 million and $23.3 million for the years ended December 31, 2000 and 1999, respectively. Gross gains of $1.1 million and $0.1 million and gross losses of $0.1 million and $0.9 million were realized on those sales for the years ended December 31, 2000 and 1999, respectively.

3. FINANCIAL INSTRUMENTS

   The estimated fair values of PL&A's financial instruments, including debt and equity securities (Note 2), are as follows:

                                      December 31, 2000     December 31, 1999
                                      -----------------     -----------------
                                     Statement  Estimated  Statement Estimated
                                       Value    Fair Value   Value   Fair Value
                                     ------------------------------------------
                                                  (In Thousands)
      Assets:
        Debt securities              $354,379    $357,027  $321,873   $319,055
        Equity securities              11,536      11,547     8,388      8,388
        Mortgage loans                 15,004      16,152    15,409     17,131
        Financial futures contracts    (1,110)
        Foreign currency
         derivatives                                 (129)                   7
      Liabilities:
        Guaranteed interest
         contracts                     20,314      20,314
        Deposit liabilities             3,213       3,213     6,300      6,300

   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2000 and 1999:

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

                         Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

3. FINANCIAL INSTRUMENTS (Continued)

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair value of fixed maturity guaranteed interest contracts is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

   FINANCIAL FUTURES CONTRACTS

   PL&A uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non-U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as PL&A intends to close out open positions prior to expiration.

   FOREIGN CURRENCY DERIVATIVES

   PL&A enters into foreign exchange forward contracts to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset losses and gains, respectively, on the related foreign currency denominated assets. Foreign currency derivatives expire during the year 2001.

4. LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

   Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in both policy reserves and policy benefits payable, is summarized as follows:

                                             Years Ended
                                            December 31,
                                            2000      1999
                                          ------------------
                                           (In Thousands)
         Balance at January 1             $ 91,583  $137,181
           Less reinsurance recoverables       107       119
                                          ------------------
         Net balance at January 1           91,476   137,062
                                          ------------------
         Incurred related to:
           Current year                    301,160   279,002
           Prior years                     (27,823)  (33,283)
                                          ------------------
         Total incurred                    273,337   245,719
                                          ------------------
         Paid related to:
           Current year                    221,370   213,682
           Prior years                      45,078    77,623
                                          ------------------
         Total paid                        266,448   291,305
                                          ------------------
         Net balance at December 31         98,365    91,476
           Plus reinsurance recoverables        49       107
                                          ------------------
         Balance at December 31           $ 98,414  $ 91,583
                                          ==================

                         Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

4. LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES (Continued)
   As a result of favorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $27.8 million and $33.3 million for the years ended December 31, 2000 and 1999, respectively.

5. RELATED PARTY TRANSACTIONS

   Pacific Life provides services of certain management and other personnel, and other support services to PL&A. Services provided include employee participation in certain benefit plans provided by Pacific Life (Note 6). Charges for these services amounted to $12.9 million and $11.9 million for the years ended December 31, 2000 and 1999, respectively, and are included in operating expenses.

   Under a reinsurance and service agreement, which terminated on January 1, 1999, PL&A assumed substantially all of Pacific Life's group life and health insurance. Premiums of ($0.6) million and $0.4 million and benefits of $1.4 million and ($0.7) million were assumed for the years ended December 31, 2000 and 1999, respectively. Amounts payable under this agreement were $0.4 million and $1.3 million as of December 31, 2000 and 1999, respectively. Effective January 1, 1999, PL&A began to provide underwriting and administrative services for this business under an administrative services agreement. Fees earned amounted to $10.7 million and $10.2 million for the years ended December 31, 2000 and 1999, respectively, and are included as an offset to operating expenses.

6. EMPLOYEE BENEFIT PLANS

   PL&A permits eligible employees to participate in a retirement plan provided by Pacific Life.

   PL&A permits certain employees to defer a portion of cash compensation under a deferred compensation plan provided by Pacific Life. Interest accrued to this plan amounted to $0.4 million for the years ended December 31, 2000 and 1999.

   PL&A participates in a defined benefit health care plan and a defined benefit life insurance plan (the Plans) provided by Pacific Life. The Plans provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time.

   Pacific Life and PL&A utilize the accrual method of accounting for the costs of the Plans as prescribed by the Insurance Departments of the States of California and Arizona, respectively. PL&A has elected to amortize the transition obligation, which was allocated from Pacific Life, of $3.7 million over 20 years. The transition obligation amortization amounted to $0.2 million for each of the years ended December 31, 2000 and 1999.

   The postretirement obligation included in other liabilities reflects the amortized balance less reductions due to payouts under the Plans. The balance as of December 31, 2000 and 1999 is $1.1 million and $1.0 million, respectively.

7. DIVIDEND RESTRICTIONS

   Dividend payments by PL&A to its parent cannot exceed the lesser of 10% of surplus as of the preceding year-end, as regards to policyholders, or the statutory net gain from operations for the previous calendar year, without prior approval from the Insurance Commissioner of the State of Arizona. No dividends were paid during 2000 and 1999. During 2001, PL&A can pay dividends amounting to approximately $22.3 million without prior approval from the Insurance Commissioner of the State of Arizona.

                         Pacific Life & Annuity Company

                 NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

8. COMMITMENTS AND CONTINGENCIES

   PL&A has outstanding commitments to make investments in bonds, mortgage loans and other invested assets as follows (In Thousands):

         Year Ending December 31:
          -----------------------
           2001                                             $ 9,620
           2002 through 2005                                 25,679
           2006 and thereafter                               17,324
                                                            -------
           Total                                            $52,623
                                                            =======

   PL&A leases office facilities under various noncancelable operating leases. Rent expense in connection with these leases was $2.6 million and $2.4 million for the years ended December 31, 2000 and 1999, respectively. Aggregate minimum future commitments are as follows (In Thousands):

         Year Ending December 31:
          -----------------------
           2001                                             $3,415
           2002                                              3,321
           2003                                              1,106
           2004                                              1,102
           2005 and thereafter                                 685
                                                            ------
           Total                                            $9,629
                                                            ======

   PL&A is a respondent in a number of legal proceedings, some of which involve extra-contractual damages. In the opinion of management, the outcome of these proceedings is not likely to have a material adverse effect on the financial position or results of operations of PL&A.

--------------------------------------------------------------------------------

APPENDIX A - RATES PER $1,000 OF INITIAL FACE AMOUNT

                       Face amount component of M & E Risk Charge
-------------------------------------------------------------------------------------------
Issue                                           Issue
 Age      Male        Female       Unisex        Age        Male        Female       Unisex
-----     -----       ------       ------       -----       -----       ------       ------
  0       0.075       0.063        0.073         45         0.127       0.118        0.125
  5       0.069       0.059        0.067         50         0.139       0.127        0.136
 10       0.066       0.058        0.064         55         0.155       0.138        0.151
 15       0.064       0.055        0.062         60         0.176       0.154        0.171
 20       0.098       0.095        0.098         65         0.206       0.176        0.199
 25       0.101       0.098        0.101         70         0.247       0.208        0.237
 30       0.105       0.101        0.105         75         0.306       0.257        0.292
 35       0.111       0.106        0.110         80         0.385       0.329        0.368
 40       0.118       0.111        0.116         85         0.498       0.440        0.478
----      -------------------------------       -------------------------------------------

                     Surrender Charge                         Maximum Surrender Charge
           -----------------------------------         ------------------------------------
Issue
 Age       Male          Female         Unisex          Male          Female         Unisex
-----      -----         ------         ------         ------         ------         ------
  0         5.70          4.79           5.52           1.150          0.724          1.074
  5         5.24          4.48           5.09           1.222          0.772          1.146
 10         5.02          4.41           4.89           1.258          0.784          1.182
 15         4.86          4.18           4.73           1.282          0.820          1.206
 20         9.35          7.83           9.04           3.284          2.444          3.132
 25        11.32          9.58          10.97           4.342          3.368          4.172
 30        12.69         10.87          12.33           5.246          4.164          5.056
 35        14.36         12.31          13.95           6.302          5.096          6.082
 40        19.08         16.26          18.51           8.918          7.302          8.632
 45        25.02         21.85          24.35          12.646         10.400         12.246
 50        29.24         24.97          28.32          16.190         13.352         15.696
 55        34.88         29.06          33.59          19.504         16.132         18.916
 60        42.39         34.52          40.60          25.560         21.144         24.770
 65        52.23         42.29          50.23          32.196         26.922         31.250
 66        51.67         44.17          52.00          32.752         27.516         31.800
 67        51.56         46.16          51.89          32.696         27.470         31.744
 68        51.44         48.29          51.78          32.568         27.386         31.628
 69        51.39         50.58          51.74          32.024         26.950         31.094
 70        51.29         51.15          51.63          31.732         26.730         30.812
 75        50.63         49.40          50.98          30.034         25.452         29.164
 80        49.91         46.06          50.19          26.284         22.080         25.458
 85        48.14         48.74          48.30          18.606         14.570         17.918
----       -----------------------------------         ------------------------------------

If the person insured by the policy is assigned a risk classification other than standard, a factor is applied to the M&E risk face amount charge, surrender charge rate and maximum surrender charge rate according to the nonstandard table rating assigned to that person insured. If the person insured is assigned a nonstandard rating reflected in the table below, the rates above that apply to the person insured is multiplied by the nonstandard table factor below that applies.

                           NONSTANDARD TABLE FACTORS

                                   Nonstandard Table Number
 Issue  -------------------------------------------------------------------------------
  age    1    2    3    4    5    6    7    8    9    10   11   12   13   14   15   16
 -----  ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ----
 0-45   1.05 1.10 1.15 1.20 1.25 1.30 1.35 1.40 1.45 1.50 1.55 1.60 1.65 1.70 1.75 1.80
  50    1.05 1.10 1.15 1.20 1.25 1.30 1.35 1.40 1.45 1.50 1.55 1.60 1.65 1.65 1.65 1.65
  55    1.05 1.10 1.15 1.20 1.25 1.30 1.35 1.35 1.35 1.35 1.35 1.35 1.35 1.35 1.35 1.35
  60    1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05
 65-85  1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00
 -----  -------------------------------------------------------------------------------

Representative figures shown. For issue ages not listed, please ask your registered representative.

APPENDIX B - DEATH BENEFIT PERCENTAGES

----------------     ---------------     ---------------     -----------------------------
 Age  Percentage     Age  Percentage     Age  Percentage     Age                Percentage
----------------     ---------------     ---------------     -----------------------------
0-40         250      50         185      60         130                    70         115
  41         243      51         178      61         128                    71         113
  42         236      52         171      62         126                    72         111
  43         229      53         164      63         124                    73         109
  44         222      54         157      64         122                    74         107
  45         215      55         150      65         120                 75-90         105
  46         209      56         146      66         119                    91         104
  47         203      57         142      67         118                    92         103
  48         197      58         138      68         117                    93         102
  49         191      59         134      69         116     (greater than) 93         101
----------------     ---------------     ---------------     -----------------------------

PACIFIC SELECT
EXEC II - NY           WHERE TO GO FOR MORE INFORMATION

The Pacific Select
Exec II - NY           For more information about Pacific Select Exec II - NY,
variable life          please call or write to us at the address below. You
insurance policy is    should also use this address to send us any notices,
underwritten by        forms or requests about your policy.
Pacific Life &
Annuity Company.

                      ---------------------------------------------------------
How to contact us      Pacific Life & Annuity Company
                       Client Services Department
                       700 Newport Center Drive
                       P.O. Box 6530
                       Newport Beach, California 92658-7500

                       1-888-595-6997
                       7 a.m. through 5 p.m. Pacific time

                      ---------------------------------------------------------
How to contact the     You can also find reports and other information about
SEC                    the policy and separate account from the SEC. The SEC
                       may charge you a fee for this information.

                       Public Reference Section of the SEC
                       Washington, D.C. 20549-6009
                       1-800-SEC-0330
                       Internet: www.sec.gov

                                Underwritten by:

             [LOGO OF PACIFIC LIFE & ANNUITY COMPANY APPEARS HERE]
                         Pacific Life & Annuity Company
                            700 Newport Center Drive
                            Newport Beach, CA 92660
                                 (888) 595-6997

             Visit us at our website: www.pacificlifeandannuity.com

                            [LOGO OF IMSA APPEARS HERE]

                 * Membership promotes ethical market conduct
                  for individual life insurance and annuities

85-21870-01

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART II. ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS

Contents of Registration Statement

This Registration Statement on Form S-6 comprises the following papers and documents:

The facing sheet.
The cross-reference sheet.

The Prospectus consisting of 85 pages.



The undertaking to file reports.
Representation pursuant to Section 26(e) of the Investment Company Act of 1940.

The Signatures.
Written consent of the following person (included in the exhibits shown below):
            Deloitte & Touche LLP, independent auditors
            Dechert Price & Rhoads

The following exhibits:

1. (1) (a) Minutes of Action of Board of Directors of PM Group Life Insurance
           Company (PL&A) dated July 1, 1998 /1/

       (b) Memorandum Establishing Separate Account /1/

   (2) Inapplicable

   (3) (a) Form of Distribution Agreement Between PL&A and Pacific Mutual Distributors, Inc. /3/

       (b) Form of Selling Agreement Between Pacific Mutual Distributors, Inc. and Various Broker-Dealers /3/

   (4) Inapplicable

   (5) (a) Flexible Premium Variable Life Insurance Policy /3/

       (b) Annual Renewable Term Rider (Form R98-ART NY) /3/

       (c) Accelerated Living Benefit Rider (Form R92-ABR NY) /1/

       (d) Spouse Term Rider (Form R98-SPT NY) /3/

       (e) Children's Term Rider (Form R84-CT NY) /3/

       (f) Waiver of Charges (Form R98-WC NY) /3/

       (g) Accidental Death Benefit (Form R84-AD NY) /3/

       (h) Guaranteed Insurability Rider (Form R93-GI NY) /3/

       (i) Disability Benefit Rider (Form R84-DB NY) /3/

   (6) (a) Bylaws of PL&A /1/

       (b) Articles of Incorporation of PM Group Life Insurance Company /1/

       (c) Amended & Restated Articles of Incorporation for PM Group Life Insurance Company /1/

    (7) Inapplicable

    (8) Inapplicable

    (9) (a) Form of Participation Agreement between PL&A and Pacific Select Fund /3/

        (b) Administrative Agreement Between PL&A and Pacific Life Insurance Company (Pacific Life) /2/

        (c) Addendum to Participation Agreement between Pacific Life and Annuity Company and Pacific Select Fund 8/14/00

        (d) Addendum to Participation Agreement between Pacific Life and Annuity Company and Pacific Select Fund 12/22/00

    (10) Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire /4/

2. Form of Opinion and consent of legal officer of PL&A as to legality of Policies being registered /1/

3.  Inapplicable

4.  Inapplicable

5.  Inapplicable

6.  (a) Consent of Deloitte & Touche LLP

    (b) Consent of Dechert Price & Rhoads /1/

7.  (a) Opinion of Actuary
    (b) Form of Illustration of Policy Benefits

8.  Memorandum Describing Issuance, Transfer and Redemption Procedures /1/

9.  Powers of Attorney /1/

10. Inapplicable

11. Inapplicable

12. Inapplicable

13. Inapplicable

14. Inapplicable

15. Inapplicable

16. Inapplicable

17. Inapplicable

____________________
/1/ Filed as part of Registration Statement on Form S-6 via EDGAR on June 16,
    1999, File No. 333-80825, Accession Number 0001017062-99-001158.

/2/ Filed as part of Pre-Effective Amendment No. 1 to the Registration Statement of Form S-6 via EDGAR on September 22, 1999, File No. 333-80825, Accession Number 0001017062-99-001625.

/3/ Filed as part of Post-Effective Amendment No. 1 to the Registration
    Statement of Form S-6 via EDGAR on April 27,2000, File No. 333-80825, Accession Number 0001017062-00-000997.

/4/ Filed as part of Post-Effective Amendment No. 5 to the Registration
    Statement of Form S-6 via EDGAR on February 28, 2001, File No. 333-80825, Accession Number 0001017062-01-000444.

UNDERTAKING TO FILE REPORTS

  Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

  Pacific Life & Annuity Company, the sponsoring insurance company of the Registrant, represents that the fees and charges to be deducted under the variable Life Insurance Policy ("Policy") described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Policy.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Pacific Select Exec Separate Account of Pacific Life & Annuity Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness and has caused this Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 1st day of May, 2001.

                                     PACIFIC SELECT EXEC SEPARATE ACCOUNT
                                                 (Registrant)

                                     BY: PACIFIC LIFE & ANNUITY COMPANY
                                                  (Depositor)

                                     BY: _____________________________________
                                         William L. Ferris*
                                         President and Chief Executive Officer

*BY: /s/ SHARON A. CHEEVER
     Sharon A. Cheever
     as attorney-in-fact


(Powers of Attorney are contained as Exhibit 9 in the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-80825, Accession Number 0001017062-99-001158.)

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Pacific Life & Annuity Company certifies that it meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 6 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized all in the City of Newport Beach, and State of California, on this 1st day of May, 2001.

                                       BY: PACIFIC LIFE & ANNUITY COMPANY
                                                   (Registrant)

                                       BY: _________________________________
                                           William L. Ferris  *
                                           President and Chief Executive Officer

*BY: /s/ SHARON A. CHEEVER
     Sharon A. Cheever
     as attorney-in-fact


(Powers of Attorney are contained as Exhibit 9 in the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-80825, Accession Number 0001017062-99-001158.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                     Title                                  Date

____________________          Director, President and Chief         ___________ , 2001
William L. Ferris*            Executive Officer

____________________          Director and Chairman of the Board    ___________ , 2001
Thomas C. Sutton*

____________________          Director, Senior Vice President and   ___________ , 2001
David R. Carmichael*          General Counsel

____________________          Director and Secretary                ___________ , 2001
Audrey L. Milfs*

____________________          Director                              ___________ , 2001
Glenn S. Schafer*

____________________          Chief Financial Officer and           ___________ , 2001
Khanh T. Tran*                Treasurer

____________________          Executive Vice President              ___________ , 2001
Lynn C. Miller*

____________________          Senior Vice President                 ___________ , 2001
William J. Doomey*

____________________          Vice President                        ___________ , 2001
Gary L. Falde*

*By: /s/ SHARON A. CHEEVER                                                 May 1, 2001
    ------------------------------
     Sharon A. Cheever
     as attorney-in-fact

(Powers of Attorney are contained as Exhibit 9 in the Registration Statement on Form S-6 of Pacific Select Exec Separate Account, File No. 333-80825, Accession Number 0001017062-99-001158.)